UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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The Cigna Group
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OUR COMMITMENT TO BETTER

THE CIGNA GROUP
2026 PROXY STATEMENT

WE'RE TURNING COMMITMENTS INTO ACTION

The health care system needs to work better for everyone. At The Cigna Group®, we're accelerating meaningful change to improve how customers and patients experience care.

These five commitments reflect our multi year journey to build a more connected, supportive health care experience for those we serve.

1. EASIER ACCESS TO CARE
We commit to address the challenges customers and patients face by making our processes simpler, easier, and faster.

2. BETTER SUPPORT
We commit to providing our customers and patients with enhanced support and resources to navigate the health care system with greater ease and peace of mind.

3. BETTER VALUE
We will provide better value for our customers and patients.

4. ACCOUNTABILITY
We will stand behind our commitments to our customers and patients.

5. TRANSPARENCY
We commit to provide public information on how we are continuously improving to serve our customers better.

We play a key role in a health care system that needs changing for the better, and we're determined to lead that change. We recognize this will take time and definitive action, but we believe it's well worth the journey. The health and vitality of our customers and patients is too important to be met by anything less.

To learn more, visit thecignagroup.com/commitments.

900 Cottage Grove Road Bloomfield, Connecticut 06002
March 13, 2026
Dear Fellow Shareholders:
At The Cigna Group®, our mission—to improve the health and vitality of those we serve—guides everything we do. In a complex health care environment, it serves as our guide in our strategy, our services, and capabilities.
We define performance as providing value for our customers, patients, and clients. In turn, we have achieved sustainable growth for our shareholders. In addition to delivering strong financial results, this also requires clear governance, aligned incentives, thoughtful risk management, and a culture that continuously evaluates outcomes and acts on what we learn.
As we reflect on the past year and look ahead, our Board and management team remain committed to leading the company with a long-term perspective: investing in differentiated capabilities, customer innovations and talented people, continuously refining our strategy, and holding ourselves accountable for the outcomes we deliver.
Our Commitments to Better
In early 2025, we launched our “Commitments to Better” – a multi-year journey to accelerate our evolution and industry leadership. Throughout the year, we made tangible progress against our core commitments. More details can be found in our inaugural Customer Transparency Report, which details our progress against our commitments and continuous improvement efforts. While we are proud of our many achievements, the following are a few significant highlights:
•Easier Access to Care: We introduced new initiatives to make our processes simpler, easier and faster, including partnerships to expand access to affordable fertility treatments in the United States and elsewhere. We also began a partnership with America's Health Insurance Plans (AHIP), the U.S. Department of Health and Human Services (HHS) and industry peers to streamline, simplify and reduce the prior authorization process for customers and physicians, with a goal of driving an industry-wide standard of 80% real-time authorizations, which will increase both speed and predictability. And over the past year, on our own we reduced prior authorizations by approximately 15% for more routine services.
•Better Support: Cigna Healthcare® expanded our team of care advocates for those facing complex conditions, such as cancer. In addition, we introduced a new virtual assistant to help customers better understand their care and benefits.
•Better Value: We launched a new, rebate-free model for our Express Scripts® Pharmacy Benefits, designed to help Americans stay healthy and get the medications they need by lowering out-of-pocket costs. This will mean lower costs, particularly for brand-name drugs, right at the pharmacy counter. We also committed to providing a personalized year-end pharmacy benefit statement to our Express Scripts customers, detailing their annual benefit savings.
•Accountability: To ensure accountability as we expand and evolve our organization to better serve patients, we aligned leaders’ compensation with customer and patient satisfaction, using the customer advocacy metric known as Net Promoter Score, or NPS.
•Transparency: We committed to greater transparency by publishing our first Customer Transparency Report. We also introduced Clearity, a copay-only health plan leveraging AI-powered tools for transparency and for more personalized and informed decision-making.
2025 Performance and Accountability
Our strong financial results in 2025 are a direct reflection of the meaningful value we continued to deliver to our customers and clients, even as we navigated a complex and rapidly evolving environment shaped by economic, geopolitical, legislative, and technological factors. We are proud of our operational performance, in tandem with the progress on our multi-year journey to chart a better path for health care. We:
•Grew full-year total revenues to $275 billion, an increase of 11% year over year.
•Achieved shareholders’ net income for 2025 of $6 billion, or $22.18 per share, and adjusted income from operations of $8 billion, or $29.84 per share.*
•Generated cash flow from operations of $9.6 billion.
•Returned $5.2 billion to shareholders through dividends and share repurchases.

In addition to these financial achievements, we further shaped our portfolio in 2025 by investing $3.5 billion in Shields Health Solutions to enhance care for individuals with complex and chronic conditions, and by completing the $4.9 billion sale of our Medicare Advantage, Cigna Supplemental Benefits, Medicare Part D, and CareAllies businesses to Health Care Service Corporation. These actions further strengthen our position in higher-growth sectors (such as specialty pharmaceuticals, health delivery systems, and transparent benefits and health services) to concentrate on our core health services and benefits platforms, supporting long-term growth and value creation.
Corporate Impact
We made meaningful progress across our corporate impact pillars: Healthy Society, Workforce, Environment, and Company. Our efforts were recognized by industry leaders and reflected in our annual Corporate Impact Report, which details our ongoing work to advance better health for all.
Our commitment to making a difference in our communities remained a priority in 2025, with our colleagues logging nearly 114,000 volunteer hours across the globe, an approximately 30% increase compared to 2024. Through The Cigna Group Foundation, we supported multi-year initiatives focused on youth mental health, veteran housing, and reducing barriers to health equity.
As a result of all of our efforts, we were named by JUST Capital and CNBC as number one among health care providers, and in the top 10 overall, on their annual list of "America's Most JUST Companies," which ranks America's largest publicly traded companies on issues that define "just" business behavior.
Our Board of Directors also continues to evolve, leveraging deep expertise to guide our strategy and oversee risk. This included welcoming Michael J. Hennigan, former Executive Chairman of Marathon Petroleum Corporation, to our Board. Mr. Hennigan brings extensive experience in leading complex, regulated businesses and a proven track record of driving strategic growth and operational excellence. His insights further strengthen our Board’s ability to oversee the company’s strategy and deliver value for our shareholders.
Looking Forward
As we look to 2026 and beyond, we recognize that adhering to the status quo in health care is unsustainable. Meeting the evolving needs of those we serve requires us to anticipate and address consumer expectations more directly, personally, and transparently. We call this focus “Lead to One,” which guides the work of all of our colleagues and places the customer at the center of everything we do – including how we establish priorities, innovate, set our goals, and work together. It is grounded in bold approaches and a drive to self-disrupt for the benefit of those we serve, and we look forward to updating you on our progress as we continue to drive positive change in health care.
The momentum and strength that The Cigna Group carries into 2026 positions us strategically, operationally, and financially to deliver on our vision as we prepare to transition leadership of the company. Earlier this month, we announced that after nearly 17 years at the helm of The Cigna Group, David will be retiring as our Chief Executive Officer. After the official transition on July 1, David will continue to serve the company in the role of Executive Chair of the Board of Directors.
Brian Evanko, who currently serves as President and Chief Operating Officer, will become The Cigna Group’s next CEO. A 28‑year veteran of the company, Brian leads all businesses across our two growth platforms—Cigna Healthcare and Evernorth Health Services. His extensive experience across finance, operations, and our businesses and deep commitment to our mission, makes him ideally suited to lead the next era of The Cigna Group’s impact and growth.
Annual Meeting of Shareholders
On behalf of The Cigna Group Board of Directors, we invite you to attend our 2026 Annual Meeting of Shareholders on April 22, 2026. The attached Notice of Annual Meeting and Proxy Statement contains important information regarding the business to be conducted.
We appreciate your continued support and investment and look forward to delivering sustained growth and long-term value.
Sincerely,

/s/ David M. Cordani	/s/ Eric C. Wiseman
David M. Cordani	Eric C. Wiseman
Chair and Chief Executive Officer (CEO)	Lead Independent Director
*Consolidated adjusted income from operations and adjusted income from operations per share are non-GAAP measures. See Annex A to the Proxy Statement for a reconciliation of GAAP to non-GAAP measures, as well as a reconciliation of segment metrics to their comparable consolidated metrics.

NOTICE OF 2026 ANNUAL
MEETING OF SHAREHOLDERS

Meeting Details
Date Wednesday, April 22, 2026

Time 11:00 a.m. Eastern Time

Location Virtual Meeting

Record Date February 23, 2026

Items of Business
1	Election of twelve director nominees named in this Proxy Statement for one-year terms to expire at the next annual meeting of shareholders.
2	Advisory approval of executive compensation.
3	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026.
4	Shareholder Proposal – Shareholder right to act by written consent, if properly presented.

+	Consideration of any other business properly brought before the meeting.

The Board of Directors has fixed February 23, 2026, as the record date for determining shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. This Notice of Annual Meeting and the accompanying Proxy Statement are being distributed or made available, as the case may be, on or about March 13, 2026.

Your vote is very important, regardless of the number of shares you own. We urge you to promptly vote by telephone, by using the internet, or, if you received a proxy card or instruction form, by completing, dating, signing, and returning it by mail.
By order of the Board of Directors,
/s/ Andrea Nelson
Andrea Nelson
Corporate Secretary
March 13, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 2026.
The Notice of Annual Meeting, Proxy Statement, and Annual Report for the fiscal year ended December 31, 2025 are available at www.proxyvote.com.

OUR MISSION

OUR VALUES

- We care deeply about our customers, patients, and coworkers.
- We partner, collaborate, and keep our promises.
- We innovate and adapt.
- We act with speed and purpose.
- We create a better future – together.

PROXY STATEMENT SUMMARY

Meeting Information	Ways to Vote

Date and Time Wednesday, April 22, 2026 11:00 a.m. Eastern Time	Over the internet. Vote at www.proxyvote.com in advance of the meeting.	By telephone. Use the telephone number shown on your proxy card.

Location The Annual Meeting will be held in a virtual format only, at www.virtualshare holdermeeting.com/CI2026.

Record Date February 23, 2026	By mail. If you received a proxy card, mark your voting instructions on the card and sign, date, and return it in the postage-paid envelope provided.

Admission
To attend, vote, and submit questions during the Annual Meeting, visit www.virtualshareholdermeeting.com/CI2026 and enter the 16-digit control number included in your notice of internet availability of proxy materials, voting instruction form, or proxy card.

At the meeting. To vote during the Annual Meeting, visit www.virtualshareholdermeeting.com/CI2026 and enter the 16-digit control number included in your notice of internet availability of proxy materials or proxy card.

Voting Recommendation
Items of Business		Board Recommendation	Page

1	Election of twelve director nominees named in this Proxy Statement for one-year terms to expire at the next annual meeting of shareholders.	FOR the election of each director nominee	13
2	Advisory approval of executive compensation.	FOR	54
3	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026.	FOR	110
4	Shareholder Proposal – Shareholder right to act by written consent, if properly presented.	AGAINST	114

The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement	1

PROXY STATEMENT SUMMARY
2025 Performance and Accomplishments
Delivering in a Dynamic Environment
Through the efforts and dedication of our approximately 67,700 colleagues around the world, The Cigna Group delivered the following financial results in fiscal year 2025:
•Grew full-year total revenue by 11% to $275 billion.
•Achieved full-year shareholders’ net income per share of $22.18 and adjusted income from operations, per share of $29.84.
•Returned shareholders $5.2 billion through share repurchases and dividends.
Continuing to Drive Our Growth Strategy
We invested, innovated, partnered, expanded access to care, and delivered value to improve lives and advance our vision for the future of health care. Our focus on growth continues, driving value with accountability and transparency.
•Introduced our multi-year “Commitments to Better,” which focus on simplifying access to care, improving support, providing better value, and ensuring accountability and transparency for our customers and patients, and other stakeholders.
•Completed the sale of our Medicare Advantage, Cigna Supplemental Benefits, Medicare Part D, and CareAllies businesses to Health Care Service Corporation, enabling us to drive further innovation to support customers.
•Announced a new rebate-free pharmacy benefit model designed to help Americans get the medications they need by lowering costs, improving transparency, and supporting local pharmacies so care is within reach.
•Invested in Shields Health Solutions, allowing Evernorth® Health Services to seek more opportunities to support patients and providers and enhance continuity of care across specialty health care settings.
•Secured long-term renewals and extensions with major clients, ensuring stability through the end of the decade.
•Introduced Clearity by Cigna Healthcare, a new copay-only health plan designed to bring greater transparency, predictability, and simplicity to the care experience by leveraging Cigna Healthcare’s new industry-leading AI-powered digital tools.
•Expanded our GLP-1 suite of solutions through a new program, Evernorth EnReachRx, a high-touch patient support clinical model focused on three core focus areas: driving value, maintaining reliable GLP-1 access, and improving patient outcomes.
•Announced plans to have a STELARA® biosimilar available for $0 out of pocket for eligible patients of Accredo® Specialty Pharmacy, helping individual patients save around $4,000 on average per year.
•Launched an AI-powered virtual assistant to improve the customer experience during common health insurance interactions, such as checking benefits coverage, estimating costs, and finding care.
•Partnered with the Administration to leverage our specialized fertility pharmacies and offer pharmaceutical manufacturer EMD Serono’s fertility treatments at the lowest cash price available, helping more Americans struggling to start or grow a family.
•Introduced a medical prior authorization status tracker for Cigna Healthcare that shows updates and provides answers to frequently asked questions, as well as information on decisions and next steps.
•Reduced paperwork and the time providers and patients spend obtaining approvals for more routine services by removing 345 tests, procedures, and services from the prior authorization process.
•Opened a new specialty pharmacy facility in Newark, Delaware, co-locating Accredo® Specialty Pharmacy capabilities and CuraScript SD® by Evernorth distribution capabilities, to better serve patients and providers.
•Enhanced behavioral health access through Evernorth Behavioral Care Group, now reaching more than 5,000 providers across all 50 states.
•Extended our global reach, expanding our presence in Oman and authorizing us to underwrite, manage, and issue health insurance under the country’s newly established health insurance framework.
•Supported life‑saving cancer care treatment to more than 80,000 patients and supported more than 110,000 women and families with fertility needs in 2025.

2	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

PROXY STATEMENT SUMMARY
Advancing Better Health for All
We aim to transform the ecosystem of health into one that is well functioning, sustainable, accessible, and equitable. Our corporate impact and sustainability approach is structured around four connected pillars—Healthy Society, Healthy Workforce, Healthy Environment, and Healthy Company—that underscore our mission to improve the health and vitality of those we serve. In 2025, we:
•Supported approximately $52.2 million in combined giving between The Cigna Group and The Cigna Group Foundation and reported positive outcomes from the first year of commitments across three areas: improving youth mental health, improving veteran mental health through housing stability, and reducing barriers to health equity.
•Established our Employee Relief Fund to help employees seeking emergency financial assistance in times of need.
•Launched inaugural innovation campaign to drive employee engagement around environmental and sustainability efforts at our largest sites. Continued strength of environmental reporting, aligning to accounting best practices and receiving limited assurance for disclosed data.
•Continued enforcing strong governance of the use of artificial intelligence (AI) through our AI Center of Enablement and invested in learning initiatives to ensure employees are fully equipped to leverage AI capabilities.
•Received the following recognitions:
•Named one of America’s Most JUST Companies for the sixth year by JUST Capital and CNBC, including No. 1 in the Health Care Providers industry and No. 10 overall in the JUST 100.
•Designated as one of America’s Climate Leaders by USA TODAY and increased CDP score year-over-year to A-, reaching a high level of environmental leadership.
•Awarded Silver medal status by EcoVadis, placing us among the top 15% of all scored companies with respect to environment, labor and human rights, ethics, and sustainable procurement topics.
Throughout this Proxy Statement, we reference information available on our website. The information on our website is not, and shall not be deemed to be, part of this Proxy Statement or incorporated herein or into any of our other filings with the SEC.

*We encourage you to review our Annual Report on Form 10-K for the year ended December 31, 2025. Consolidated adjusted income from operations, per share is not determined in accordance with accounting principles generally accepted in the United States (GAAP) and should not be viewed as a substitute for the most directly comparable GAAP measure, shareholders’ net income, per share. Additional information regarding our use of non-GAAP measures and reconciliations to the most directly comparable GAAP measure can be found on Annex A.

The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement	3

PROXY STATEMENT SUMMARY
Corporate Governance at The Cigna Group
The Cigna Group is committed to ensuring strong corporate governance practices that protect the best interests of our shareholders and other key stakeholders. We believe that strong corporate governance and a majority independent Board provide the foundation to oversee our mission and business strategy, drive our culture of ethics and integrity, and promote and foster confidence among our shareholders and other key stakeholders. The Board has adopted policies and processes that foster effective Board oversight of critical matters, such as strategy, leadership succession planning, risk oversight, financial and other controls, compliance, culture, and corporate impact and sustainability matters.
Leadership Transition and Evolved Governance Model
Following the successful execution of a deliberate, multi-year CEO succession planning process, the Board appointed Mr. Brian C. Evanko, our President and Chief Operating Officer since March 2025, as the CEO of the Company, effective July 1, 2026, and as a member of the Board, effective April 1, 2026. Over the course of his nearly 30-year career with The Cigna Group, Mr. Evanko has led significant business and functional areas. Mr. Evanko has delivered strong financial and operational results and guided the Company through major changes during dynamic periods with his purpose‑driven, performance‑focused leadership. As President and Chief Operating Officer, Mr. Evanko advanced the Company’s strategy, introduced significant innovations to benefit those we serve, sharpened the business portfolio, and positioned the Company to continue delivering growth and impact.
Our current CEO, Mr. Cordani, will retire as CEO and continue to serve on our Board as the Executive Chair, effective July 1, 2026. The Board believes that Mr. Cordani is the most qualified director to lead the Board as Executive Chair given his deep understanding of the issues facing our industry, including health care delivery, customer engagement, and complex regulatory developments. Further, he remains best positioned to ensure strategic alignment and clarity of vision, goals, and expectations between the Board and management and to provide mentorship to Mr. Evanko as he assumes his new role.
As part of our CEO and board leadership succession planning, the Board also appointed Mr. Eric Foss as the Lead Independent Director, effective April 1, 2026. Mr. Wiseman, who has served as our Lead Independent Director since January 2022, will transition to become the chair of the Corporate Governance Committee. During Mr. Foss’ tenure, he has chaired the Finance Committee and served on each of the Audit, Corporate Governance and People Resources Committees. With this breadth of experience, Mr. Foss, an active CEO with contemporary insights into the current business environment, brings a seasoned perspective to the Board’s oversight of the risks and challenges facing The Cigna Group today. In addition, he has a keen understanding of leading a large, complex, customer centric organization in a dynamic industry. With this background, the Board believes that Mr. Foss will be an invaluable resource to the other independent directors, alongside Mr. Cordani as Executive Chair, and Mr. Evanko as he steps into his new role as CEO. This leadership structure is designed to provide for an orderly and effective transition of management responsibilities, while ensuring strong leadership and independent oversight by the Board.
In October 2025, the Board approved changes to the committee structure, which became effective on January 1, 2026. The Board approved the sunset of the Compliance Committee as a stand-alone committee and the Audit Committee became the Audit & Compliance Committee, while the Finance Committee became the Finance & Technology Committee. In light of the Board leadership changes and the committee restructure, the Board also approved changes to its Committee composition. These changes are designed to ensure that each Committee is comprised of directors with the necessary skills and experience to support oversight of the matters delegated to such Committee, as well as to provide opportunities for directors to expand their experience while balancing continuity.

4	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

PROXY STATEMENT SUMMARY
Director Nominees

Name and Title	Director Since	Independent

David M. Cordani Chair and Chief Executive Officer of The Cigna Group	2009
Brian C. Evanko President and Chief Operating Officer of The Cigna Group	2026
Eric J. Foss Chairman and Chief Executive Officer of Primo Brands Corporation	2011	●
Neesha Hathi Head of Wealth and Advice Solutions of The Charles Schwab Corporation	2021	●
Michael J. Hennigan Former Executive Chair, President, and Chief Executive Officer of Marathon Petroleum Corporation and MPLX	2025	●
George Kurian Chief Executive Officer of NetApp, Inc.	2021	●
Kathleen M. Mazzarella Chair, President, and Chief Executive Officer of Graybar Electric Company, Inc.	2018	●
Mark B. McClellan, M.D., Ph.D. Director, Duke-Robert J. Margolis, M.D., Institute for Health Policy	2018	●
Philip O. Ozuah, M.D., Ph.D. President and Chief Executive Officer of Montefiore Einstein	2023	●
Kimberly A. Ross Former Chief Financial Officer of Baker Hughes Company	2020	●
Eric C. Wiseman Lead Independent Director of The Cigna Group; Former Executive Chair, President, and Chief Executive Officer of VF Corporation	2007	●
Donna F. Zarcone Former President and Chief Executive Officer of The Economic Club of Chicago	2005	●

Committee Composition

Audit	Audit & Compliance
2025	2026

Kimberly A. Ross, Chair Neesha Hathi Michael J. Hennigan Donna F. Zarcone	Kimberly A. Ross, Chair Michael J. Hennigan Kathleen M. Mazzarella Mark B. McClellan, M.D., Ph.D. Donna F. Zarcone

Corporate Governance
2025	2026

Donna F. Zarcone, Chair Michael J. Hennigan Mark B. McClellan, M.D., Ph.D. Eric C. Wiseman	Eric C. Wiseman, Chair Eric J. Foss Michael J. Hennigan Philip O. Ozuah, M.D., Ph.D. Kimberly A. Ross

Finance	Finance & Technology
2025	2026

Eric J. Foss, Chair Neesha Hathi Kathleen M. Mazzarella Kimberly A. Ross	Kathleen M. Mazzarella, Chair Neesha Hathi George Kurian Mark B. McClellan, M.D., Ph.D. Donna F. Zarcone

People Resources
2025	2026

Kathleen M. Mazzarella, Chair Eric J. Foss George Kurian Philip O. Ozuah, M.D., Ph.D.	Philip O. Ozuah, M.D., Ph.D., Chair Eric J. Foss Neesha Hathi George Kurian Eric C. Wiseman

Compliance[1]
2025

George Kurian Mark B. McClellan, M.D., Ph.D. Philip O. Ozuah, M.D., Ph.D.

2025 indicates committee membership as of December 31, 2025. Committee structure changes were effective January 1, 2026 and the reference to 2026 indicates committee membership effective April 1, 2026. Between January 1, 2026 and April 1, 2025, members of the Audit Committee serve on the Audit & Compliance Committee and members of the Finance Committee serve on the Finance & Technology Committee.
(1)Retired Maj. Gen. Elder Granger chaired the Compliance Committee and served on the Audit Committee until his retirement on December 31, 2025.

The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement	5

PROXY STATEMENT SUMMARY
Key Governance Practices

Independence	Best Practices	Accountability	Shareholder Rights

•Other than the Chair/CEO, all directors are independent
•Lead Independent Director with clearly defined responsibilities
•100% independent Audit & Compliance, Corporate Governance, Finance & Technology, and People Resources Committees
•Regular executive sessions of the independent directors of the Board and its committees, without management present
•Board and its committees are empowered to hire outside advisors independently of management

•Active shareholder engagement
•Diverse Board in terms of experiences, specific skills and qualifications, tenure, age, gender, race, ethnicity, abilities, and backgrounds
•Board policy to include a broad pool of candidates in candidate pool for all director searches
•Separate Code of Business Conduct and Ethics for the Board
•Majority of director compensation delivered in common stock of The Cigna Group
•Robust stock ownership guidelines for directors

•Annual election of all directors
•Directors elected by majority vote standard for uncontested election
•Annual self-evaluations of the Board, its committees, and individual directors, which, in 2024, included a third-party facilitator and peer feedback
•Annual evaluation of the Board leadership structure
•Annual evaluation of CEO (including compensation) by independent directors
•Clawback policies that go beyond the requirements of the Dodd-Frank Act and NYSE rules

•Shareholder right to call a special meeting
•Proxy access right allowing shareholders to include their nominees in proxy materials for election at annual meetings
•Shareholder right to amend our Certificate of Incorporation or By-Laws with support of holders of a majority of outstanding stock; no supermajority vote provisions
•No shareholder rights plan or poison pill

Shareholder Engagement
The Board and the Corporate Governance Committee oversee the Company’s shareholder engagement practices. Our engagement with shareholders helps us better understand our shareholders’ priorities and perspectives. The Board considers feedback and insights from our shareholders as it reviews and evolves our governance and executive compensation practices and disclosures.
We engage with shareholders throughout the year on a number of topics related to corporate governance, executive compensation, corporate responsibility, Company performance, and other areas of focus for shareholders. Since the filing of our 2025 proxy statement, we engaged on governance-related topics with holders of approximately 42% of our outstanding stock.(1)

In 2025, we invited holders of approximately 65% of our outstanding stock to engage with us to discuss governance-related topics.(1)

Governance-Related Topics

Corporate governance and shareholder rights	Board composition and refreshment	Executive compensation	Human capital matters	Corporate impact and sustainability initiatives and performance

Beyond specific engagement related to governance, the Investor Relations team and senior management engage with investors regularly to discuss our operating performance and growth strategy.
(1)Based on holdings as of December 31, 2025.

6	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

PROXY STATEMENT SUMMARY
Executive Compensation at The Cigna Group
We believe that aligning executive compensation to the achievement of enterprise goals that support our mission and our business strategy and drive innovation to improve access to and affordability of health care result in the creation of meaningful and sustained long-term value benefiting our customers, patients, providers, clients, shareholders, and other stakeholders.

Compensation Practices	Incentivize Performance	Align Interests	Emphasize Performance-Based Pay	Focus on Long Term	Pay Competitively

Performance-Based Pay •92% of 2025 CEO total target pay at risk(1)
Long-Term Incentives •77% of 2025 CEO total target pay in equity award incentives(1) •No payment of dividends on restricted stock prior to vesting
Commitment to Performance Equity •100% of 2025 CEO long-term incentive award is performance based •60% of 2025 CEO long-term incentive award comprised of Strategic Performance Shares
Rigorous Goals Underpin Incentives
•No annual incentive payout unless pre-established minimum level of performance is achieved
•No overlap between short- and long-term metrics, and incentives use both absolute and relative metrics

Compensation Benchmarking •Committee review of compensation targets •Named executive officer total target compensation within the competitive range of the market median
Strong Compensation Governance •Robust clawback, anti-hedging, and anti-pledging policies •Annual compensation risk assessment by People Resources Committee
Rigorous Stock Ownership Requirements •Significant stock ownership requirements •Stock retention requirements that encourage a long-term ownership philosophy
Prudent Equity Usage •No repricing without shareholder approval •Annual share usage limit to manage burn rate
(1)CEO long-term incentive target at midpoint of target range.

The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement	7

PROXY STATEMENT SUMMARY
2025 CEO Compensation
Guided by the principles summarized above, performance-based incentives represented approximately 92% of Mr. Cordani’s total target compensation for 2025, including 77% in long-term incentive (LTI) and 15% in Enterprise Incentive Plan (EIP) awards. This compensation structure is designed to reward Mr. Cordani for performance achieved and align his interests with those of our long-term shareholders.

Component of Compensation		Purpose	Percentage of CEO Target Compensation*

Base Salary		Fixed compensation, designed to attract and retain key talent, driven by market data and reflective of the individual’s role, responsibilities, and performance.	8%
Enterprise Incentive Plan (EIP)		Performance-based annual cash incentive designed to reward enterprise performance relative to pre-established annual goals and individual performance, accomplishments, and contributions.	15%
	Strategic Performance Shares (SPS)	Performance-based equity incentive designed to reward achievement of a predetermined absolute financial goal and relative Total Shareholder Return (TSR) over a three-year performance period, with vesting at the end of the performance period.	46%
Long-Term Incentives (LTI)	Stock Options	Performance-based equity incentive aligned with stock price appreciation, with ratable vesting over three years.	15%
	Restricted Stock	Performance-based equity incentive designed to promote strong retention and alignment with shareholders’ interests, with ratable vesting over three years.	15%

*Totals may not add to 100% due to rounding. CEO LTI target at midpoint of target range.

8	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

PROXY STATEMENT SUMMARY

Executive Compensation
CEO compensation demonstrates our pay-for-performance philosophy and is aligned with the interests of our shareholders.
The performance-based orientation of Mr. Cordani’s compensation reflects the Board’s view that executive compensation should incentivize superior performance in service of our mission, reward executives for the performance achieved, and be strongly aligned with the interests of our long-term shareholders. Grouping Mr. Cordani’s 2025 compensation into three distinct categories demonstrates the execution of this philosophy:

1
Significant and growing investment in The Cigna Group. Between year-end 2020 and 2025, Mr. Cordani’s holdings of The Cigna Group common stock, net of unvested restricted stock, increased 39%, which, as of December 31, 2025, represents 0.23% of the Company’s outstanding shares.

2
2025 performance-based payouts to Mr. Cordani in consideration of the Company’s performance. The 2025 payout for Mr. Cordani, which includes his 2025 EIP award at 100% of target and the payout of his 2023–2025 SPS award at 73% of target, reflects the TSR performance of the Company relative to its peers (see page 75) as well as the Company’s achievement of certain financial goals and the advancement of key strategic objectives designed to address pressing needs of the Company’s key stakeholders (i.e., customer and patient satisfaction and employee engagement) (see pages 68 – 69).

•2025 EIP award. In determining the amount of Mr. Cordani’s EIP payout, the independent members of the Board started their consideration with the approved funding percentage of the EIP as the baseline for Mr. Cordani’s EIP award and then also considered the Company’s 2025 financial results, Mr. Cordani’s leadership in the successful execution of strategic initiatives, and the continued focus on our employees and culture of integrity. Taking all of these factors into account, the independent members of the Board awarded Mr. Cordani an EIP payout for 2025 of $3,200,000, or 100% of his 2025 EIP target. Additional information about the 2025 EIP and the factors considered by the independent members of the Board in determining the amount of Mr. Cordani’s EIP payout can be found on pages 68 – 69.

•2023–2025 SPS payout. At the time the 2023–2025 SPS award was granted, when the fair market value of our stock was $294.61, the value of Mr. Cordani’s award was $9,600,000, assuming a payout at target. The 2023–2025 SPS program included two performance measures, each weighted 50%: (1) relative TSR; and (2) adjusted income from operations, per share measured on a cumulative basis. Over the three-year performance period, The Cigna Group TSR was (4.6)%, placing us in the 25th to 50th percentile of our SPS peer group and resulting in a 54% payout for the relative TSR measure. Cumulative adjusted income from operations, per share for the three-year period grew to $82.26, resulting in a payout at 92% for this measure and, coupled with the payout for TSR, a 73% payout for the program overall. Based on the fair market value price of $287.55 on February 27, 2026, the date the award was paid out, the actual value of Mr. Cordani’s award was approximately $6.8 million, or approximately 71% of the value at the time the award was made. Additional information about the 2023–2025 SPS program and Company performance can be found on pages 72–73.

3
Equity awards incentivize future performance, fully aligning CEO’s interests with the Company’s shareholders. Mr. Cordani is required to hold The Cigna Group stock valued at eight times his base salary or more. In fact, Mr. Cordani’s stock holdings are valued well in excess of his holding requirement.

•2026 LTI Award Mix. Again in 2026, and since 2022, 60% of Mr. Cordani’s LTI award comprised SPS awards. The remaining 40% was split 25% restricted stock and 15% stock options. The 2026 SPS program will again include two measures:, (1) adjusted income from operations, per share measured on a cumulative basis, weighted at 70%; and (2) relative TSR, weighted at 30%. The significant proportion of SPSs more heavily weights Mr. Cordani’s interests in improving the Company’s relative TSR over the long term and puts more of his award at risk if that improvement does not occur.

The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement	9

PROXY STATEMENT SUMMARY
Corporate Impact and Sustainability at The Cigna Group
At The Cigna Group, we advance better health for all. Our corporate impact and sustainability approach is rooted in our drive to make the health care system well-functioning, sustainable, and equitable. This approach is structured around four connected pillars that underscore our mission to improve the health and vitality of those we serve.

Healthy Society
We are committed to understanding and addressing social determinants of health and improving medical quality and access while lowering health risks, promoting preventive health interventions, and coordinating all aspects of care. We drive progress by aligning our products and services with value-based care models, leveraging integrated benefits, managing drug costs through innovation, expanding digital offerings, and reviewing coverage policies for health equity. Priority topics include:
•Innovation and Affordability1
•Product Service and Quality
•Health Equity
•Community Resilience

Every day, we work to make a difference in the health of our communities.

Healthy Workforce
We believe that employers play a vital role in the health care system, and we strive to be a model for others by prioritizing and investing in the health and vitality of employees within our own company. We aim to cultivate a workforce that is equipped and empowered to drive growth and innovation across our diverse businesses. Priority topics include:
•Employee Health, Safety, and Vitality
•Inclusion Within Our Workforce
•Human Capital Development

We strongly believe that investing in the health of our people is one of the most important decisions we can make as a company.

Healthy Environment
We believe that responsible environmental stewardship can improve health and vitality and also makes sound business sense. We strive to identify new efficiencies and make strategic investments that reduce our environmental impact and our operating costs. Priority topics include:
•Climate Change and Emissions
•Sustainable Operations

Healthy Company
We have a deep and long-held commitment to strong governance as well as ethical and resilient business practices. This includes protecting the sensitive data of our clients and customers by ensuring cybersecurity incident response preparedness, as well as supporting a responsible and inclusive supply chain. Priority topics include:
•Leadership and Accountability
•Business Ethics and Compliance
•Data Protection
•Responsible Supply Chain
(1)We updated the name of priority topic Sustainable Health Care to Innovation and Affordability to better convey its definition.

10	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

PROXY STATEMENT SUMMARY
Voting Matters and Board Recommendations

For the reasons set forth below and as further detailed throughout this Proxy Statement, the Board of Directors unanimously recommends that you vote FOR each of the management proposals.

Management Proposals	More Information

Proposal 1. Election of Directors.
The Board and the Corporate Governance Committee believe that the twelve director nominees named in this Proxy Statement bring a combination of diverse qualifications, skills, and experiences that contribute to a well-functioning Board. As determined by the Board and Corporate Governance Committee, each director nominee has proven leadership ability, has demonstrated good judgment, and is a valued participant on the Board.
Page 13

Proposal 2. Advisory Approval of Executive Compensation.
Our executive compensation program is designed to base the substantial majority of our executive officers’ compensation on The Cigna Group performance, rewarding them for the creation of long-term value benefiting our customers, patients, clients, providers, shareholders and other stakeholders. Because your vote is advisory, it will not be binding upon the Board. However, the Board and the People Resources Committee value your opinion and will review and consider the voting results when making future executive compensation decisions.
Page 54

Proposal 3. Ratification of the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for 2026.
The Audit Committee approved the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for The Cigna Group for 2026. The Audit Committee and the Board believe that the continued retention of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders. As a matter of good corporate governance, the Board is seeking shareholder ratification of the appointment. The Audit Committee values your opinion and will review and consider the voting results when appointing and evaluating the Company’s independent registered public accounting firm.
Page 110

For the reasons summarized below and as further detailed throughout this Proxy Statement, the Board of Directors unanimously recommends that you vote AGAINST the following shareholder proposal.

Shareholder Proposals	More Information

Proposal 4. Shareholder Right to Act by Written Consent.
Our Board strongly supports the principles that the Board should be accountable to all shareholders and that shareholders should be able to raise important matters. As such, we provide the right for shareholders holding 25% or more of our outstanding stock to call a special meeting of shareholders. A special meeting provides for more transparent governance than action by written consent, which circumvents the protections of the shareholder meeting process and could disenfranchise our long-term shareholders. The Cigna Group has several corporate governance policies and practices to protect the best interests of The Cigna Group and all our shareholders, which provide an appropriate means to advance shareholder interests without potentially disenfranchising some shareholders.

The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement	11

Corporate Governance Matters The Cigna Group is committed to ensuring strong corporate governance practices that protect the best interests of our shareholders and other key stakeholders.

Election of Directors (Proposal 1)	13
Director Expectations and Qualifications	13
Areas of Expertise of Our Director Nominees	14
Nomination Process	14
Process for Director Elections	15
Tenure, Background, and Experience of Our Directors	16
Other Practices	17
Board of Directors’ Nominees	17
Corporate Governance Policies and Practices	30
Key Governance Practices	30
Director Independence	30
Board Leadership Structure	31
Board Evaluations and Board Effectiveness	32
Responsibilities of the Board	33
Committees of the Board	38
Board and Committee Meetings	43
Codes of Ethics	43
Corporate Impact and Sustainability	43
Human Capital Management	44
Community Programs	46
Lobbying Activity and Political Contributions	47
Certain Transactions	47
Non-Employee Director Compensation	48
Overview	48
Director Compensation Program	48
Director Compensation Table for 2025	50
Director Ownership	51

CORPORATE GOVERNANCE MATTERS
Election of Directors (Proposal 1)

The Board of Directors unanimously recommends that shareholders vote FOR each of the nominees.
Our Board has nominated the twelve directors named in this Proxy Statement for election at the Annual Meeting. Our Board is composed of individuals with expertise in fields relevant to The Cigna Group business; experience from different professions and industries; a broad range of age, race and ethnicity, gender, and global experience; and a range of tenures. Together, this diverse mix of skills and experience effectively supports our strategy.
The role of the Board, its leadership structure, and its governance practices are described in “Corporate Governance Policies and Practices” below. This section identifies the director expectations and qualifications considered by the Board and the Corporate Governance Committee in selecting and nominating directors, describes the process for director nominations and elections, and presents the biographies, skills, and qualifications of the director nominees.

Director Expectations and Qualifications
The Corporate Governance Committee, in consultation with the Board, has identified individual director expectations and qualifications that it believes every member of the Board should have. In addition, the Corporate Governance Committee has identified areas of expertise that are directly relevant to The Cigna Group business strategy in the short and long term, enable the Board to exercise its oversight function, and contribute to a well-functioning Board. In selecting these areas of expertise, the Board also considered best practices among other large companies. The Board regularly reviews these identified areas of expertise to ensure they support the evolution of the Company’s mission and business strategy and the Board’s needs. The Corporate Governance Committee and the Board take into consideration these criteria and the mix of skills and experience as part of the director recruitment, selection, evaluation, and nomination process.
Expectations and Qualifications of Every Director

COMMIT
to the mission and values of The Cigna Group

UNDERSTAND
The Cigna Group's businesses and contribute to the assessment of strategy and risk

PROVIDE
relevant input concerning risk oversight and assess different risks and their impact on shareholder value

ADVANCE
the objectives and reputation of The Cigna Group

EFFECTIVELY CONTRIBUTE
to the evaluation of executive talent, compensation and succession planning

REVIEW AND MONITOR
performance in corporate impact and sustainability matters

The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement	13

CORPORATE GOVERNANCE MATTERS
Areas of Expertise of our Director Nominees
The chart below identifies the balance of skills and qualifications each director nominee brings to the Board. Each director nominee brings his or her own unique background and range of expertise, knowledge, and experience, which we believe provides an appropriate and diverse mix of qualifications necessary for our Board to effectively fulfill its oversight responsibilities. The combination of the skills and qualifications shown below demonstrates how our Board is well positioned to oversee strategy, performance, culture, and risk at the Company.

	Business Leader	Finance	Global Operations	Health Services and Delivery Systems	Marketing and Consumer Insights	Regulated Industry/Public Policy	Risk Management	Technology - Strategy, Security and Operations

David M. Cordani
Brian C. Evanko
Eric J. Foss
Neesha Hathi
Michael J. Hennigan
George Kurian
Kathleen M. Mazzarella
Mark B. McClellan, M.D., Ph.D.
Philip O. Ozuah, M.D., Ph.D.
Kimberly A. Ross
Eric C. Wiseman
Donna F. Zarcone
Nomination Process
The Corporate Governance Committee assesses the Board’s composition as part of the annual self-evaluation of the Board (described in the “Corporate Governance Policies and Practices – Board Evaluations and Board Effectiveness” section of this Proxy Statement). On an ongoing basis, the Corporate Governance Committee engages in Board succession planning, taking into account input from Board discussions and from the Board and committee evaluation process.
Renomination of Current Directors
When considering whether to nominate current directors for re-election, the Corporate Governance Committee and the Board review individual directors’ performance against the expectations for Board membership, as well as how the directors’ skills and experiences support the Company’s mission, values, and strategy and the Board’s needs. The Committee also considers individual directors’ outside commitments to ensure that each director is able to devote the time required to serve as a productive member of the Board.

14	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

CORPORATE GOVERNANCE MATTERS
Identification of New Directors

Assessment of Needs	Identification of Potential Candidates	Candidate Review Process	Recommendation

•The Corporate Governance Committee considers the diversity of skills represented on the Board and focuses on identifying candidates who possess skills and qualifications that are complementary to the existing Board members’ skills and will support the Company’s short- and long-term strategy.
•The Corporate Governance Committee also considers the appropriate size of the Board and whether any vacancies on the Board are anticipated, whether due to retirement or other reasons.

•The Corporate Governance Committee utilizes a variety of methods for identifying potential candidates, including recommendations by current directors, management, professional search firms, shareholders, or other persons.
•The Corporate Governance Committee may retain a third-party search firm to assist in identifying and evaluating candidates for Board membership.
•The Corporate Governance Committee considers suggestions for Board nominees submitted by shareholders using the same criteria as new director candidates and current director nominees.

•Once identified, the Corporate Governance Committee reviews the candidate’s background, experiences, skills, other outside commitments, and/or prior board and committee service and considers how the candidate’s background would support the Board’s needs and oversight of the Company’s strategy, performance, culture, and risk.
•Candidates interview with the Chair of the Board and CEO, the Chair of the Corporate Governance Committee, and the Lead Independent Director, as well as other members of the Board, as appropriate.
•Following a thorough review process, the Corporate Governance Committee will recommend a candidate to the Board for consideration.
Shareholders may recommend potential director nominees by writing to the Corporate Secretary, The Cigna Group, Two Liberty Place, 1601 Chestnut Street, Philadelphia, PA 19192-1550, or via email at OCS@thecignagroup.com, stating the candidate’s name and qualifications for Board membership. Information on how to nominate a director candidate for election at the 2027 Annual Meeting in compliance with our governing documents can be found under “Annual Meeting Information.”
Process for Director Elections
Directors are elected for one-year terms, expiring at the next annual meeting of shareholders. The Cigna Group has adopted a majority voting standard for the election of directors in uncontested elections. Under this standard, directors must receive more votes cast in favor of his or her election than against in order to be elected to the Board. Each director has agreed to tender, and not withdraw, a resignation if such director does not receive a majority of the votes cast at the Annual Meeting. The Corporate Governance Committee will make a recommendation to the Board on whether to accept the resignation. The Board has discretion to accept or reject the resignation. A director whose resignation is under consideration will not participate in the decisions of the Corporate Governance Committee or the Board concerning the resignation. In a contested election, where the number of director nominees exceeds the number of directors to be elected, the voting standard is a plurality of votes cast instead.

The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement	15

CORPORATE GOVERNANCE MATTERS
Tenure, Background, and Experience of Our Directors
We are committed to harnessing the power of each individual’s unique differences and talent because we know this supports better decision-making, greater innovation, and higher levels of engagement, and this commitment starts at the Board. The Board remains committed to ensuring that the Board is composed of individuals with expertise in fields relevant to The Cigna Group business; experience from different professions and industries; a diversity of age, race and ethnicity, gender, and global experience; and a range of tenures. This approach has proven beneficial given the complex and dynamic nature of the health services industry. The Board believes that a range of tenure allows both new perspective and continuity and that the Board benefits from the perspective of directors who have served on the boards of other public companies. Our directors have diverse skills, qualifications, and backgrounds, with experience gained in corporate, academic, government, and public policy settings. When considering director candidates, the Corporate Governance Committee considers individuals with a range of skills, qualifications, backgrounds, and experiences, and the Committee, and any search firm it engages, will consider a broad range of candidates in the pool from which the Committee evaluates director candidates. The following graphics represent the diversity of our independent director nominees:
Tenure

■	less than 5 years tenure
■	5 to 10 years tenure
■	more than 10 years tenure
Public Company Service

■	nominees with past experience serving on a public company board
Age

■	50–58 years
■	59–63 years
■	64–70 years
Current Board Composition

■	female director nominees
■	racially or ethnically diverse nominees
■	overall demographic diversity of nominees

16	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

CORPORATE GOVERNANCE MATTERS
Other Practices
In addition to working to ensure that the Board is composed of qualified individuals with a diverse range of backgrounds and experiences, the Board has adopted the following governance policies and practices that contribute to a well-functioning Board.

Limits on Public Company Directorships
To ensure directors are able to devote sufficient time and attention to their responsibilities as Board members, the Board has established the following limits on outside directorships:
•Directors who also are chief executive officers of public companies may not serve on more than one other public company board in addition to The Cigna Group Board and the board of their employer (for a total of three public company directorships).
•Directors who are not chief executive officers of public companies may serve on no more than four boards of other public companies (for a total of five such directorships).
•Directors may not serve on more than three public company audit committees.
All of our directors are in compliance with these limits on outside directorships.

Change in Director’s Principal Position
If there is a change in a director’s principal employment position, that director must tender a resignation from the Board to the Corporate Governance Committee. The Committee will then recommend to the Board whether to accept or decline the resignation.

Retirement Age	Our Corporate Governance Guidelines provide that directors are expected to retire by the annual meeting of shareholders coinciding with or following their 72nd birthday. The Board may exercise discretion to waive the expected retirement age in individual cases.
Continuing Education for Directors
The Board is regularly updated on The Cigna Group businesses, strategies, customers, operations, and employee matters, as well as external trends and issues that affect the Company. Directors also are encouraged to attend continuing education courses relevant to their service on the Board. The Corporate Governance Committee oversees the continuing education practices, and the Company is kept apprised of director participation.

Board of Directors’ Nominees
Upon the recommendation of the Corporate Governance Committee, the Board is nominating the twelve directors listed below for election to one-year terms to expire at the next annual meeting of shareholders. All nominees have consented to serve, and the Board does not know of any reason why any nominee would be unable to serve. If a nominee becomes unavailable or unable to serve before the Annual Meeting, the Board may either reduce its size or designate another nominee. If the Board designates a substitute nominee, your proxy will be voted for the substitute nominee.
Below are biographies, skills, and qualifications of each of the nominees. The Committee memberships listed in each biography reflect the committees on which such director nominee will serve as of April 1, 2026. The committees on which the nominees served during 2025 are listed in “2025 Committee Matters.”
Mr. Evanko’s service on the Board will begin on April 1, 2026. Each of the other director nominees currently serves on the Board. The Board believes that the combination of the various experiences, skills, and qualifications represented by the nominees contribute to an effective and well-functioning Board and that the nominees possess the qualifications, based on the criteria described above, to provide meaningful oversight of the business and strategy of The Cigna Group.

The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement	17

CORPORATE GOVERNANCE MATTERS

Age 60 Director Since 2009 Education MBA, University of Hartford; BBA, Texas A&M University Board Committees Executive (Chair) Prior Public Company Boards General Mills, Inc.
David M. Cordani
Chair and Chief Executive Officer | The Cigna Group
Business Experience
David Cordani was appointed Chair of the Board in January 2022. He has served as the Chief Executive Officer of The Cigna Group since 2009 and President since 2008. Since joining The Cigna Group in 1991, Mr. Cordani has served in a number of senior leadership roles, including Chief Operating Officer; President, Cigna HealthCare; and Senior Vice President, Customer Segments and Marketing. Under his leadership, The Cigna Group has grown into a global health company with more than 185 million customer relationships and approximately 67,700 colleagues around the world.
Qualifications
Mr. Cordani brings a deep understanding of the global health services industry, including customer engagement as well as of the critical role data analytics and digital capabilities play in improving the health care system and outcomes for individuals. He offers unique perspective and insight into the health services industry and the innovation of health delivery models. Mr. Cordani is also the co-author of the best-selling book, The Courage to Go Forward: The Power of Micro Communities.
Mr. Cordani is active with a number of nonprofit organizations. He currently serves in various capacities with the Achilles International Freedom Team of Wounded Veterans, among others, and oversees the David and Sherry Cordani Family Foundation, which was founded to support community health and overall well-being. Mr. Cordani has served as an Executive Committee member of America’s Health Insurance Plans (AHIP) and previously was appointed and served as Chair of the AHIP Board. With a commitment to international business relations, Mr. Cordani also served as Chairman of the U.S. Chamber of Commerce’s U.S.-Korea Business Council and on the U.S.-India Business Council Board of Directors.

18	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

CORPORATE GOVERNANCE MATTERS

Age 49 Director Since 2026 Education BS, Pennsylvania State University Board Committees Executive Prior Public Company Boards TriNet Group, Inc. •Finance and Audit Committee
Brian C. Evanko
President and Chief Operating Officer | The Cigna Group
Business Experience
Brian Evanko was appointed Chief Executive Officer of the Company, effective July 1, 2026. He currently serves as President and Chief Operating Officer of The Cigna Group, a role he has held since March 2025. He served as Executive Vice President, Chief Financial Officer of The Cigna Group and President and Chief Executive Officer, Cigna Healthcare from January 2024 through March 2025; Executive Vice President and Chief Financial Officer of The Cigna Group from January 2021 to January 2024; President, Government Business from November 2017 to January 2021; and President, U.S. Individual Business from August 2013 to November 2017. Over the course of his nearly 30-year career with The Cigna Group, Mr. Evanko has led significant business and functional areas. Mr. Evanko has delivered strong financial and operational results and led significant change through dynamic periods with his purpose-driven, performance-focused leadership.
Qualifications
Mr. Evanko has been a driving force in The Cigna Group’s focus on building a sustainable model for health care. He brings a deep understanding of the health services industry and the leadership and operational skills necessary to help address the challenges our customers, patients, providers and clients face, including rising costs, access to care, and personalized support for individuals with complex conditions. As President and Chief Operating Officer, Mr. Evanko has advanced the Company’s strategy, introduced significant innovations to benefit those we serve, sharpened the business portfolio, and positioned the Company to continue delivering growth and impact.
Mr. Evanko played a pivotal role in shaping the Company’s strategic direction, driving priorities that are further strengthening customer affordability, access, and experience including the Company’s “Commitments to Better.” He also brings extensive financial and operational expertise, having had responsibility for the Company’s finance, investment management, and underwriting teams during his tenure as Chief Financial Officer. Mr. Evanko has a bachelor’s degree in actuarial science from Pennsylvania State University and holds the FSA (Fellow of the Society of Actuaries), MAAA (Member of the American Academy of Actuaries) and CFA (Chartered Financial Analyst) designations.
In addition to his responsibilities at The Cigna Group, Mr. Evanko serves on the board of directors for TriNet, a leading provider of comprehensive human resources solutions for small and medium-size businesses, as well as The Connecticut Science Center, the state’s foremost institution for science education.

The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement	19

CORPORATE GOVERNANCE MATTERS

Age
67
Director Since
2011
Education
BS, Ball State University
Board Committees
Corporate Governance
Executive
People Resources
Other Public
Company Boards
Primo Brands Corporation
(Chair)
Past Public Company Directorships
Aramark (Chair)
Diversey Holdings, Ltd.,
(Non-Executive Chair)
O-I Glass, Inc.
Primo Water Corporation
The Pepsi Bottling Group
(Chair)
Selina Hospitality PLC
(Non-Executive Chair)
UDR, Inc.

Eric J. Foss
Chairman and Chief Executive Officer | Primo Brands Corporation
Business Experience
Eric Foss will serve as the Lead Independent Director, The Cigna Group, beginning April 1, 2026. Mr. Foss is the Chairman and Chief Executive Officer of Primo Brands Corporation, a leading branded beverage company. He first joined the organization in 2023 as a member of the Board of Primo Water (later renamed Primo Brands) and was appointed Chairman and Chief Executive Officer in November 2025. Mr. Foss has a proven track record of driving growth for global at scale companies, having previously served as President and Chief Executive Officer of Aramark, a provider of food services, facilities management, and uniform services, starting May 2012. He also served as Aramark Chair of the Board starting in February 2015 until his retirement from Aramark in August 2019. He served as Chief Executive Officer of Pepsi Beverages Company, a beverage manufacturer, seller, and distributor and a division of PepsiCo, Inc., from 2010 until December 2011. He was the Chair and Chief Executive Officer of The Pepsi Bottling Group, Inc., from 2008 until 2010, President and Chief Executive Officer from 2006 until 2008, and Chief Operating Officer from 2005 until 2006.
Qualifications
As Chairman and Chief Executive Officer of Primo Brands Corporation, Mr. Foss brings deep expertise in brand-building, operational excellence, and customer-focused innovation. As Chief Executive Officer of both Aramark and The Pepsi Bottling Group, he led each company’s initial public offerings, giving him a deep knowledge of the capital markets and prudent risk management while creating strong stakeholder value. While leading Aramark, Mr. Foss gained significant experience in managing the operations of a global business with risk management, strategic planning, transactions, technology, and financial oversight. He also delivered increased shareholder value by improving customer loyalty and building an inclusive and engaged workforce. During his tenure, Aramark received several recognitions, including, to name a few, being named to Fortune magazine’s World’s Most Admired Companies list, to Fair360’s Top 50 Employers list, and as a Best Place to Work by the Disability Equality Index.

20	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

CORPORATE GOVERNANCE MATTERS

Age 52 Director Since 2021 Education MBA, University of California; BBA, University of Michigan Board Committees Finance & Technology People Resources Other Public Company Boards N/A
Neesha Hathi
Head of Wealth and Advice Solutions | The Charles Schwab Corporation
Business Experience
Neesha Hathi has served as Head of Wealth and Advice Solutions of The Charles Schwab Corporation (Charles Schwab), a financial services company, since 2022. In July 2026, she will assume the expanded role of Managing Director, Head of Wealth Advisory, Banking and Trust Services at Charles Schwab. Over the course of her 20+ year career with Charles Schwab, Ms. Hathi has held positions of increasing responsibility. Notably, she was Chief Digital Officer from 2017 to 2022, during which time she was responsible for digital transformation, business innovation, and data and analytics. Prior to that role, she served as Executive Vice President of Investor Services Platforms, Strategy and Client Experience, from 2016 to 2017, and as Senior Vice President of Advisor Services and Chief Operating Officer of Schwab Performance Technologies from 2012 through 2016.
Qualifications
Ms. Hathi has been broadly recognized across the financial services industry for her digital expertise and transformative leadership. Her work has included extensive engagement with emerging technologies and data-driven capabilities that increasingly support modern artificial intelligence (AI)-enabled solutions. She holds a Cybersecurity Certificate from the National Association of Corporate Directors. In 2021, InvestmentNews named her among the top Icons & Innovators who have shaped and transformed the financial advice profession. Business Insider named her one of the 10 People Transforming Investing in 2020, and she was listed among the Top Women in WealthTech by Think Advisor in 2019.
Ms. Hathi serves on the Board of Advisors at the University of California, Los Angeles, Anderson School of Management, as well as the Charles Schwab Foundation.

The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement	21

CORPORATE GOVERNANCE MATTERS

Age
66
Director Since
2025
Education
BS, Drexel University
Board Committees
Audit & Compliance
Corporate Governance
Other Public
Company Boards
Nutrien Ltd.
•Safety Committee (Chair)
Past Public Company Directorships
Marathon Petroleum Corporation
MPLX
Andeavor Logistics LP
Niska Gas Storage Partners LLC

Michael J. Hennigan
Former Executive Chair, President and Chief Executive Officer | Marathon Petroleum Corporation and MPLX
Business Experience
Mr. Hennigan served as the Executive Chairman of Marathon Petroleum Corporation (MPC), an integrated downstream energy company, and MPLX, a diversified master limited partnership formed by MPC from August 2024 until December 2025. He joined the company in 2017 and served as President and CEO of MPC and MPLX from March 2020 until August 2024, as President and CEO of MPLX GP LLC from November 2019 until November 2024, and President of MPLX GP LLC from July 2017 until November 2019. Prior to joining MPLX, Mr. Hennigan was President of Crude, NGL, and Refined Products of the general partner of Energy Transfer Partners L.P. Mr. Hennigan began his career at Sunoco, Inc., and spent more than three decades advancing through roles, ultimately becoming President and Chief Executive Officer of Sunoco Logistics.
Qualifications
As Chief Executive Officer of MPC and MPLX, Mr. Hennigan led significant strategic initiatives, including the $21-billion sale of the Speedway convenience store chain to 7-Eleven, Inc., resulting in a robust capital return program. He also prioritized sustainability, increasing the production of renewable diesel and advancing projects to reduce greenhouse gas emissions. During his tenure, he delivered transformative strategic priorities to structurally lower cost, improve commercial performance, and increase the competitiveness of the company's portfolio and significantly returned capital to shareholders.
Mr. Hennigan has extensive experience in refining, logistics, and marketing, and has demonstrated strong leadership in managing global business operations. He has dedicated his entire career to the energy industry and therefore possesses a deep understanding of the complexities of a regulated market. His strategic vision and commitment to operational excellence have been instrumental in driving growth and enhancing shareholder value.
Mr. Hennigan served as Chairman of the American Fuels and Petrochemical Manufacturers (AFPM) association, on the Executive Committee of the American Petroleum Institute (API), and as a member of the Business Council and the Ohio Business Roundtable.

22	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

CORPORATE GOVERNANCE MATTERS

Age 59 Director Since 2021 Education MBA, Stanford University; BS, Princeton University Board Committees Finance & Technology People Resources Other Public Company Boards NetApp, Inc.
George Kurian
Chief Executive Officer | NetApp, Inc.
Business Experience
George Kurian has served as Chief Executive Officer of NetApp, Inc. (NetApp), an intelligent data infrastructure software company, since 2015. He was NetApp’s President from 2016 through 2020; Executive Vice President, Product Development, from 2013 through 2015; and Senior Vice President, Software Group, from 2011 through 2013. Previously, Mr. Kurian held various roles at Cisco Systems, Inc., a technology company, having served as Vice President and General Manager, Application Networking and Switching Technology Group, from 2009 to 2011; Vice President and General Manager, Application Delivery Business Unit, from 2005 to 2009; and Vice President and General Manager, Video Networking Business Unit, from 2002 to 2005.
Qualifications
Mr. Kurian brings significant leadership experience and a deep understanding of business transformation, strategic planning, corporate growth, and risk assessment on a global basis, having spent over a decade with NetApp. He is well versed in customer-oriented technology, drawing on his background as an engineer and his leadership of client service teams focused on advancing strategic and operational initiatives. Through his leadership at NetApp he has also overseen the development of enterprise scale AI and data platforms, guiding major innovations in AI infrastructure, secure data management, and responsible AI adoption.
Mr. Kurian has spent more than 20 years in leadership positions at technology-focused companies, through which he has developed expertise in innovative technology and related operations. His extensive background and experience provide a deep understanding of how technology fits into a business from both an operational and strategic perspective.

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CORPORATE GOVERNANCE MATTERS

Age
65
Director Since
2018
Education
MBA, Webster University;
BA, National Louis University
Board Committees
Audit & Compliance
Executive
    Finance & Technology
       (Chair)
Other Public
Company Boards
Core & Main
•Nominating and Governance Committee (Chair)
Waste Management, Inc. (Non-Executive Chair)
•Audit Committee
•Management Development & Compensation Committee
•Nominating & Governance Committee
Past Public
Company Boards
Express Scripts Holding
Company

Kathleen M. Mazzarella
Chair, President, and Chief Executive Officer | Graybar Electric Company, Inc.
Business Experience
Kathleen Mazzarella has served as Chair of Graybar Electric Company, Inc. (Graybar), a North American distributor of electrical, industrial, automation, and connectivity products and provider of related supply chain management and logistics services, since January 2013, as President and Chief Executive Officer since June 2012, and as a Director since January 2004. She is the first woman to lead Graybar since its founding in 1925.
Qualifications
Ms. Mazzarella previously served as Graybar’s Executive Vice President and Chief Operating Officer from December 2010 to June 2012. She joined Graybar in January 1980 and has held increasing roles of seniority, including Senior Vice President, Sales and Marketing, and Senior Vice President, Human Resources and Strategic Planning. Ms. Mazzarella has been instrumental in developing environmental, social, and governance practices for Graybar and, as a member and independent chair of the Board of Directors for Waste Management, focusing on driving sustainable operations that deliver innovation to customers. Under her leadership, Graybar has consistently invested in its community, actively cultivating an ownership culture, emphasizing integrity and fair opportunity, and it has earned recognition for its governance practices and as a top national workplace. Ms. Mazzarella is also a contributing author of Inside the Minds, a book on human capital management.
Ms. Mazzarella serves as Co-Chair for Concordance First Chance Campaign and as a Board Member for Greater St. Louis, Inc. She is a 2022 recipient of the inaugural St. Louis Titan 100 and an inaugural winner of the Modern Distribution Management Women in Distribution Leadership Award in 2021.

24	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

CORPORATE GOVERNANCE MATTERS

Age
62
Director Since
2018
Education
PhD, Massachusetts Institute of Technology;
MD, Harvard-MIT Division
of Health Sciences and Technology;
MPA, Harvard University;
BA, University of Texas
Board Committees
Audit & Compliance
    Finance & Technology
Other Public
Company Boards
Alignment Healthcare, Inc.
•Nominating, Corporate Governance & Compliance Committee
Johnson & Johnson
•Regulatory Compliance & Sustainability Committee
•Science & Technology Committee

Mark B. McClellan, M.D., Ph.D.
Director | Duke-Robert J. Margolis, M.D., Institute for Health Policy
Business Experience
Dr. Mark McClellan became the inaugural Director of the Duke-Robert J. Margolis, M.D., Institute for Health Policy and the Margolis Professor of Business, Medicine, and Policy at Duke University in January 2016. He currently serves in various leadership and advisory capacities for the National Academy of Medicine, and other nonprofit organizations. He also was the founding Chair of the Reagan-Udall Foundation for the U.S. Food and Drug Administration (FDA). Dr. McClellan is a two-time recipient of the Kenneth Arrow Award for Outstanding Research in Health Economics.
Qualifications
Previously, Dr. McClellan served from 2007 to 2015 as a Senior Fellow in Economic Studies and as Director of the Initiatives on Value and Innovation in Health Care at the Brookings Institution. He was a member of the President’s Council of Economic Advisers and was White House Senior Director for Health Care Policy from 2001 to 2002. He also was the Deputy Assistant Secretary for Economic Policy for the Department of the Treasury from 1998 to 1999. Dr. McClellan served as Administrator of the Centers for Medicare & Medicaid Services for the U.S. Department of Health and Human Services from 2004 to 2006, where he oversaw implementation of the Medicare prescription drug benefit and the Medicare Advantage program. From 2002 to 2004, he served as Commissioner of the FDA, where he developed and implemented the Critical Path Initiative and other major reforms in regulatory policy.
Additionally, Dr. McClellan was at the center of U.S. efforts to combat the COVID-19 pandemic and co-authored a road map and other publications for a comprehensive response and safe reopening. His ongoing collaborative research programs are developing policy reforms and support for resilient models of delivering better, more equitable care to address population health challenges; for more efficient development and effective use of innovative medicines, through better evidence on outcomes; and for accelerating applications of digital and AI technologies that improve health care access and affordability.

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CORPORATE GOVERNANCE MATTERS

Age
63
Director Since
2023
Education
PhD, University of Nebraska–Lincoln;
MD, University of Ibadan, Nigeria;
MS, University of Southern California
Board Committees
Corporate Governance
    Executive
    People Resources (Chair)
Other Public
Company Boards
Organon and Co.
•Portfolio Development Committee (Chair)
•Talent Committee

Philip O. Ozuah, M.D., Ph.D.
President and Chief Executive Officer, Montefiore Einstein
Business Experience
Since 2019, Dr. Philip Ozuah has served as the President and CEO of Montefiore Einstein, the umbrella organization for the Albert Einstein College of Medicine and Montefiore Health System’s 13 member hospitals and 300 ambulatory sites. Dr. Ozuah has spent over 30 years at Montefiore Einstein in positions of increasing responsibility, including President of Montefiore Health System from 2018 to 2019, as well as Executive Vice President and Chief Operating Officer from 2012 to 2018. A National Institutes of Health-funded researcher and award-winning educator, Dr. Ozuah has also served as Professor and University Chairman of Pediatrics at Albert Einstein College of Medicine and Physician-in-Chief of Children’s Hospital at Montefiore (CHAM).
Qualifications
In these roles, Dr. Ozuah delivered best-in-class clinical care and expanded health care access for underserved communities, fostered innovations in medical education, and improved financial and operational performance by integrating care across a growing system that sees 7.5 million patient encounters per year. His work helped establish Montefiore Einstein as a national leader in value-based care with an emphasis on aligning community-based organizations and services critical to addressing the socioeconomic determinants of health. Dr. Ozuah also has extensive experience in academic medical research and health care management and operations, as well as a strong commitment to medical education and value-based care. He has also written publicly on how emerging technologies, including artificial intelligence, are influencing clinical practice, and he provides helpful perspective as modern health systems increasingly rely on data-driven tools.
In recognition of his accomplishments, Dr. Ozuah has been repeatedly recognized by Modern Healthcare as a top physician executive in the country. He has received countless accolades for excellence in patient care, including being inducted into the Alpha Omega Alpha Honor Medical Society. Dr. Ozuah is also an active member of his local community, serving as Chairman of the New York City Police Foundation and as a trustee of the New York Botanical Garden.

26	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

CORPORATE GOVERNANCE MATTERS

Age
60
Director Since
2020
Education
BA, University of
South Florida
Board Committees
Audit & Compliance (Chair)
Corporate Governance
Executive
Other Public
Company Boards
KKR & Co.
•Audit Committee
Northrop Grumman Corporation
•Audit and Risk Committee
•Policy Committee
Past Public Company Directorships
Chubb Limited
KKR Acquisition
Holdings I Corp.
Nestlé S.A.
PQ Group Holdings, Inc.

Kimberly A. Ross
Former Chief Financial Officer | Baker Hughes Company
Business Experience
Kimberly Ross served as Chief Financial Officer of WeWork (the We Company), a flexible space solutions company, from March through September 2020. She served as Senior Vice President and Chief Financial Officer of Baker Hughes Company, an energy technology company, from September 2014 to July 2017.
Qualifications
Additionally, Ms. Ross was Executive Vice President and Chief Financial Officer of Avon Products, Inc., a global manufacturer and marketer of beauty and related products, from November 2011 until September 2014. Prior to joining Avon, she served as the Executive Vice President and Chief Financial Officer of Royal Ahold N.V. (Royal Ahold), a food retail company, from 2007 to 2011, and held a variety of senior management positions during her tenure, which began in 2001. She has expertise in corporate finance, financial planning and analysis, strategy, mergers and acquisitions, corporate restructuring, financial reporting, and internal auditing processes as well as information technology operations oversight, and she holds a Cybersecurity Certification from the National Association of Corporate Directors. She also holds a Certificate in Cybersecurity Governance for the Board of Directors from the Massachusetts Institute of Technology and a Nasdaq certificate for the Board of Excellence Cyber Scholar Program.
Ms. Ross is an active member of her alma mater, sitting on the Foundation Board of the University of South Florida and the Advisory Board of the Muma College of Business.

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CORPORATE GOVERNANCE MATTERS

Age
70
Director Since
2007
Education
BS and MBA, Wake Forest University
Board Committees
Corporate Governance
       (Chair)
Executive
    People Resources
Past Public Company Directorships
Lowe’s Companies, Inc.
VF Corporation

Eric C. Wiseman
Lead Independent Director, The Cigna Group; Former Executive Chair, President,
and Chief Executive Officer of VF Corporation
Business Experience
Eric Wiseman has served as the Lead Independent Director of The Cigna Group since January 2022 and will serve in such capacity until April 1, 2026. He was Executive Chair of VF Corporation, an apparel and footwear company, from August 2008 until October 2017. He served as VF Corporation’s Chief Executive Officer from January 2008 until December 2016, President from 2006 until June 2015, and Chief Operating Officer from 2006 to 2008. Prior to that, Mr. Wiseman held a variety of senior management positions at the company.
Qualifications
While at the helm of VF Corporation, Mr. Wiseman not only navigated the period that followed the 2008 financial crisis, he more than tripled the company’s share price. In addition, he consistently delivered a top-quartile total shareholder return, making VF Corporation a top performer among its direct peers. VF Corporation was also nationally recognized with standout corporate responsibility performance under his leadership and guidance. He grew the company’s presence around the world during his tenure, including through the multibillion-dollar acquisition of the Timberland Co. and the organic growth of the Vans and The North Face businesses.
Mr. Wiseman is an active member of his community, and he also sits on the Board of Trustees for Wake Forest University and the Board of Visitors for the Wake Forest School of Business. He also served on the American Heart Association CEO Roundtable, a leadership collaborative of CEOs exclusively dedicated to improving employee and community health.

28	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

CORPORATE GOVERNANCE MATTERS

Age
68
Director Since
2005
Education
MBA, University of Chicago, Booth School of Business;
BS, Illinois State University
Board Committees
Audit & Compliance
    Finance & Technology
Other Public Company Directorships
CDW Corporation
•Audit Committee
•Nominating & Corporate Governance Committee

Donna F. Zarcone
Former President and Chief Executive Officer | The Economic Club of Chicago
Business Experience
Donna Zarcone served as the President and Chief Executive Officer of The Economic Club of Chicago, a civic and business leadership organization, from February 2012 until July 2020, as well as Interim President from October 2011 until February 2012. She was President and Chief Executive Officer of D.F. Zarcone & Associates LLC, a strategic advisory firm, from 2007 until February 2012. Ms. Zarcone served as the President and Chief Operating Officer of Harley-Davidson Financial Services, Inc. (HDFS). She also led the formation of Eaglemark Savings Bank, a wholly owned subsidiary of HDFS, and served as its Chair and President. Early in her career, she served as the Chief Financial Officer for two start-ups, a technology leasing firm and a financial technology company, that were subsequently sold to strategic investors.
Qualifications
Ms. Zarcone has been serving on corporate boards for more than 30 years and is an Audit Committee Financial Expert and a certified public accountant. She is a National Association of Corporate Directors (NACD) Certified Director and served as a NACD Commissioner for the Future of the American Board Initiative. She has been a featured expert in NACD’s Directorship magazine on topics ranging from director professionalism to board culture. She also holds a Certificate in Cybersecurity Oversight from Carnegie Mellon University.
Ms. Zarcone serves on the board of directors for the NACD Corporate Directors Institute, the independent sister organization to NACD. Ms. Zarcone is the Chair of the Investment and Finance Committee for Duchossois Capital Management, serves as Chair of the Audit Committee of Halstatt LLC, and serves as Chair of the Audit Committee for Quinnox, Inc. She also serves as the Chair of the Nominating and Membership Committee for the National Board of the Smithsonian Institution.

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CORPORATE GOVERNANCE MATTERS
Corporate Governance Policies and Practices
The Cigna Group is committed to ensuring strong corporate governance practices that protect the best interests of our shareholders and other key stakeholders. We believe that strong corporate governance and a majority independent Board provide the foundation to oversee our mission and business strategy, drive our culture of ethics and integrity, and promote and foster confidence from our shareholders and other key stakeholders. The Board has adopted policies and processes that foster effective Board oversight of critical matters such as strategy, leadership succession planning, risk oversight, financial and other controls, compliance, culture, and corporate impact and sustainability matters. The Board and its committees regularly review our major governance documents, policies, and processes in the context of current corporate governance trends, shareholder feedback, regulatory changes, and recognized best practices.
The Corporate Governance Guidelines (the Guidelines) set forth the key governance principles that guide the Board. The Board and the Corporate Governance Committee review the Guidelines, and the committees review their respective charters, and update these governing documents as necessary to reflect changes in the regulatory environment, evolving practices and input from shareholders. The full text of the Guidelines and committee charters are available on our website at https://www.thecignagroup.com/our-impact/esg/healthy-company/corporate-governance and to any shareholder who requests a copy.

Key Governance Practices
Independence	Best Practices	Accountability	Shareholder Rights

•Other than the Chair/CEO, all directors are independent
•Lead Independent Director with clearly defined responsibilities
•100% independent Audit & Compliance, Corporate Governance, Finance & Technology, and People Resources Committees
•Regular executive sessions of the independent directors of the Board and its committees, without management present
•Board and its committees are empowered to hire outside advisors independently of management

•Active shareholder engagement
•Diverse Board in terms of experiences, specific skills and qualifications, tenure, age, gender, race, ethnicity, abilities, and backgrounds
•Board policy to include a broad pool of candidates in candidate pool for all director searches
•Separate Code of Business Conduct and Ethics for the Board
•Majority of director compensation delivered in common stock of The Cigna Group
•Robust stock ownership guidelines for directors

•Annual election of all directors
•Directors elected by majority vote standard for uncontested election
•Annual self-evaluations of the Board, its committees, and individual directors, which, in 2024, included a third-party facilitator and peer feedback
•Annual evaluation of the Board leadership structure
•Annual evaluation of CEO (including compensation) by independent directors
•Clawback policies that go beyond the requirements of the Dodd-Frank Act and NYSE rules

•Shareholder right to call a special meeting
•Proxy access right allowing shareholders to include their nominees in proxy materials for election at annual meetings
•Shareholder right to amend our Certificate of Incorporation or By-Laws with support of holders of a majority of outstanding stock; no supermajority vote provisions
•No shareholder rights plan or poison pill

Director Independence
The Cigna Group believes in the importance of a board composed primarily of independent, non-employee directors. Ten of the twelve director nominees are non-employee directors. On an annual basis, the Board, through its Corporate Governance Committee, reviews relevant relationships between directors, their immediate family members, and the Company, consistent with the independence standards of The Cigna Group. These independence standards, which are included in the Guidelines, are consistent with the independence requirements set forth in the NYSE’s listing standards.
To be independent, the Board must affirmatively determine that a director has no material relationships with the Company, including as an officer, a shareholder, or a partner of an organization that has a relationship with the Company. In recommending to the Board that it determine each director is independent, other than Mr. Cordani and Mr. Evanko, the Corporate Governance Committee considered whether there were any facts or circumstances

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CORPORATE GOVERNANCE MATTERS
that might impair a director’s independence, and recognized that several of The Cigna Group Board members serve as directors or executive officers of other organizations, including organizations with which The Cigna Group has ordinary course commercial relationships.
The Board has affirmatively determined that Mr. Foss, Ms. Hathi, Mr. Hennigan, Mr. Kurian, Ms. Mazzarella, Dr. McClellan, Dr. Ozuah, Ms. Ross, Mr. Wiseman, and Ms. Zarcone are independent directors. In addition, the Board affirmatively determined that General Granger was an independent director throughout 2025. At the committee level, all members of the Audit & Compliance, Corporate Governance, Finance & Technology, and People Resources Committees are independent, and the current members of the Audit & Compliance Committee and the People Resources Committee and the directors that will serve on those committees as of April 1, 2026 also meet the NYSE’s heightened independence requirements for service on those committees.
Board Leadership Structure
The Board has been led by Mr. Cordani in the role of Chair and CEO and Mr. Wiseman in the role of Lead Independent Director until April 2026, which the Board believes was the most effective leadership structure until the recent CEO succession.
In February 2026, as part of the evaluation of CEO succession planning, the Board reviewed its leadership structure, as it does annually. With CEO succession, the Board determined that Mr. Cordani, who has successfully served as the Company’s CEO since 2009 and Chair of the Board since 2022, will transition to become Executive Chair of the Board, effective July 1, 2026. The Board believes that Mr. Cordani is the most qualified director to lead the Board as Executive Chair given his deep understanding of the issues facing our industry, including healthcare delivery, customer engagement, and complex regulatory developments. Further, he remains best positioned to ensure strategic alignment and clarity of vision, goals, and expectations between the Board and management and to provide mentorship to Mr. Evanko as he assumes his new role. As Executive Chair, Mr. Cordani will continue to preside at meetings of the Board and shareholders.
At the same time, the Board appointed Mr. Foss as the Lead Independent Director, effective April 1, 2026. The Board believes that the role of the Lead Independent Director ensures the Board’s independent oversight of management and holds management accountable for creating long-term shareholder value. Mr. Wiseman has served as Lead Independent Director since January 2022 and will transition to become the chair of the Corporate Governance Committee. Mr. Foss has been a valued member of the Board since his appointment in 2011. During Mr. Foss’ tenure, he has chaired the Finance Committee and served on each of the Audit, Corporate Governance and People Resources Committees. With this breadth of experience, Mr. Foss brings a seasoned perspective to the Board’s oversight of the risks and challenges facing The Cigna Group today.
The Lead Independent Director effectively aids in the independent oversight of management in many ways, including:
•Presiding at meetings of the Board (including meetings of the independent directors) and shareholders in the Executive Chair’s absence, serving as the liaison between the Executive Chair, the CEO and the independent directors, approving meeting agendas for the Board, and having the authority to call meetings of the Board and independent directors.
•Supporting the Board in a number of ways, including supporting the Corporate Governance Committee in considering the form of Board evaluation and playing a significant role in helping to complete the annual evaluation.
•Providing input on the design of the Board by engaging in the director recruitment process and meeting with prospective director nominees.
•In coordination with the Executive Chair, leading the Board in CEO succession planning and supporting the People Resources Committee and Board in discussions regarding the CEO’s performance evaluation and compensation determinations.
•Being available to engage with shareholders upon request and as appropriate.
This leadership structure is designed to provide for an orderly and effective transition of management responsibilities, while ensuring strong leadership and independent oversight by the Board.

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CORPORATE GOVERNANCE MATTERS
Access to Management and Advisors
At least one member of senior management is assigned to each committee to act as a staff officer. The Chief Financial Officer and General Counsel serve as the staff officers for the Audit & Compliance Committee; the General Counsel serves as the staff officer for the Corporate Governance Committee; the Chief Financial Officer serves as staff officer for the Finance & Technology Committee; and the Chief Human Resources Officer serves as the staff officer for the People Resources Committee. These individuals work with their respective committee chair to assist in setting and developing meeting agendas and materials and attend meetings as appropriate. Committee chairs communicate regularly with staff officers, other executive officers, and other members of management between scheduled Board meetings with respect to committee issues, and management is expected to update the Board on any significant Company matters, including competitive developments, between Board meetings.
The Board and its committees are able to access and retain independent advisors as, and to the extent, they deem necessary or appropriate.
Board Evaluations and Board Effectiveness
Evaluation Process
The Board evaluation process allows the Board to gain insights into the effectiveness of, and challenges facing, the Board, its committees, and its individual members, with the goal of enhancing Board performance. The Board of The Cigna Group is committed to ongoing improvement, and the evaluation process is an important vehicle that fosters and supports effectiveness. Our Board evaluations are designed to solicit input and perspective on various matters, including:
•Board and committee structure and the role and responsibility of the Board;
•Board composition, including size, backgrounds, and skill set;
•Board leadership, dynamics, and culture;
•governance policies and practices;
•strategy and risk oversight;
•relationship with management;
•Board response to trends and developments;
•Board operations, including the conduct and cadence of meetings, schedule, information flow, and relationships with outside advisors; and
•overall performance.
As set forth in its charter, the Corporate Governance Committee oversees the Board, committee, and individual director evaluation process. The Corporate Governance Committee and the Lead Independent Director determine the appropriate form of evaluation and consider the design of the process to ensure it is both meaningful and effective, with support from The Cigna Group Office of the Corporate Secretary.
In 2025, directors were interviewed by the Chair of the Corporate Governance Committee and/or the Lead Independent Director of the Board. The Chair of the Corporate Governance Committee and Lead Independent Director of the Board reviewed the feedback from the individual director interviews and shared committee-specific feedback received during the interview process with each of the committee chairs. Feedback on director performance is shared with each director individually, in one-on-one conversations. The Chair of the Corporate Governance Committee and the Lead Independent Director of the Board also led a discussion with the full Board regarding the results of the Board evaluation process. The chairs of each committee led a similar self-assessment discussion for their particular committee.
From time to time, the Board engages an independent third party to conduct the Board evaluation. The Corporate Governance Committee most recently engaged an independent third party with expertise in board evaluations and organizational effectiveness to lead the Board evaluation in 2024. In addition, the third party facilitated the giving of peer feedback, whereby each director received developmental feedback from his or her fellow directors. The Corporate Governance Committee and the Board intend to use an independent third party to facilitate the Board evaluation process approximately every three to five years, or as needed.

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Based on the results of the Board, committee, and individual evaluations, the Board works with management to take any steps required to address items raised on an as-needed basis. The Board is mindful of the importance of a thorough and thoughtful evaluation process and believes that it furthers the Board’s overall effectiveness.
Board Refreshment and Succession Planning
Our Corporate Governance Committee engages in Board succession planning on an ongoing basis. The Corporate Governance Committee is responsible for identifying new director candidates, reviewing the composition of the Board and its committees, and making recommendations to the full Board on these matters. When identifying new candidates for the Board, the Committee focuses on identifying candidates who possess skills and qualifications that will support the Company’s short- and long-term strategy while being mindful of the complex and dynamic nature of the health services industry, as well as any upcoming planned retirements. The Committee’s objective is to balance the knowledge and insights gained from long-term service on the Board with the new skills and experience that result from adding directors to the Board, at a pace that allows the Board to maintain its high-performing and effective culture. The Corporate Governance Committee retains a third-party search firm to assist in identifying and evaluating candidates for Board membership. A third-party firm provided such assistance to the Committee in the recruitment of Mr. Hennigan.
Director Orientation
New directors undergo an extensive Board and committee orientation process that is overseen by the Corporate Governance Committee. The orientation process is designed to enable new members of the Board to become active, knowledgeable, and effective Board members. As part of this process, each new director receives a series of briefings designed to provide meaningful interactions with our executive officers and other senior leaders. These briefings focus on, among other topics, our business operations, strategic plans, financial statements and policies, risk management framework and significant risks, regulatory matters, corporate governance, human capital management and leadership succession, and key policies and practices, including our Codes of Ethics, as well as the roles and responsibilities of the Board. Board orientation may also include site visits to key business operations.
Responsibilities of the Board
The Board is committed to ensuring strong corporate governance practices on behalf of the Company’s shareholders and other key stakeholders. The Board acts on behalf of the Company’s shareholders and recognizes that the long-term interests of the Company’s shareholders are advanced by responsibly considering the interests of other key stakeholders, including our customers, patients, providers, clients, and communities. The Board directs the affairs of The Cigna Group and oversees and monitors senior management to whom it has delegated responsibility for day-to-day operations. Certain areas of the Board’s oversight responsibilities are described below.
Oversight of Business Strategy
The Board provides unique insights into the strategic issues facing the Company, including changes in the regulatory environment, changing market dynamics, and the competitive landscape. The Board and its committees provide guidance and oversight to management with respect to the business strategy of The Cigna Group throughout the year.
As part of its oversight of business strategy, the Board:
•reviews The Cigna Group annual and longer-term strategic plan, and strategies for achieving those objectives. As part of the Board’s review of the strategic plan, the Board also considers the Company’s initiatives with respect to patient and provider satisfaction and our commitments to improve the health care system;
•reviews the role and use of technology in the Company’s strategy, including its digital strategy and the role of artificial intelligence;
•reviews and assesses the Company’s results of operations, financial performance, prospects, and competitive position;
•discusses external factors that affect the Company, such as regulatory developments and trends impacting the health services industry generally;
•reviews our performance compared to our competitors; and
•evaluates potential strategic alternatives relating to The Cigna Group and our business, including possible acquisitions, divestitures, business combinations, and other opportunities.

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CORPORATE GOVERNANCE MATTERS
Leadership Succession Planning and Human Capital Management Oversight
Our organizational structure is designed to support accelerated innovation, enhancing how we serve our many stakeholders and positioning us for sustained growth. The Board views our leadership team as a key strength of the Company.
In coordination with the Chair, the Lead Independent Director leads the Board in CEO succession planning. The Board engages in CEO succession planning annually as well as on an as-needed basis. Further, the Board reviews regular and emergency succession plans and, as part of those plans, evaluates potential candidates who meet the Board’s criteria for the Chief Executive Officer position.
Following the successful execution of a deliberate, multi-year CEO succession planning process, the Board appointed Mr. Brian C. Evanko as the CEO of the Company, effective July 1, 2026. The selection of Mr. Evanko reflects the Board’s execution of a thoughtful and deliberate succession planning process that considered the necessary experience, leadership capabilities, skills and attributes critical to the role and leadership of our Company. As part of its process, the Board retained a third-party search firm, considered potential candidates and reviewed executive development actions.
With the support of the People Resources Committee, the Board also oversees succession planning for other leadership roles, including executive officers and other key members of senior management. These sessions include identification of any internal candidates and desired skills, experiences, and development opportunities. Directors engage with key leaders beyond the Enterprise Leadership Team at Board and Committee meetings, as well as in less formal settings, such as management dinners and site visits.
With the assistance of the People Resources Committee, the Board also reviews emergency succession plans.
A healthy and global workforce that is experienced, engaged, and connected is essential to achieving our mission. In addition to leadership succession planning, the People Resources Committee is actively engaged in the oversight of the Company’s human capital management through its review of the following topics:
•the Company’s employee health and well-being programs, including structure and outcomes;
•the Company’s Enterprise Incentive Plan and the Long-Term Incentive Plan for management;
•the Company’s performance relative to the acquisition and retention of talent, leadership and development programs, and other initiatives and plans to help ensure that we have talent positioned to deliver on our strategy; and
•the Company’s principal policies, practices, and progress relative to non-discrimination in compliance with laws, pay equity, fair opportunity, and inclusion.
Board Oversight of Risk and Enterprise Risk Management
The Board of Directors has the ultimate responsibility for risk oversight under the risk management framework of The Cigna Group. The Board oversees our programs responsible for identifying, assessing and managing risk, while management is responsible for designing and implementing the processes and controls that allow us to effectively manage our exposures to risk on a day-to-day basis. The Board executes its duty both directly and through its committees. The Audit & Compliance Committee (previously the Audit Committee) oversees the Company’s enterprise risk management framework, which is designed to identify and assess risks that have an impact on the attainment of the Company's strategic and financial goals. Each of the committees oversees risks related to the subject matter delegated to such committee. Risks not otherwise delegated to a committee are overseen by the full Board.
The Cigna Group Enterprise Risk Management (ERM) program covers the full panoply of our critical enterprise risks, which is organized into four primary risk categories: strategic, operational, financial, and compliance. Our Chief Compliance and Risk Officer (CCRO) is charged with the design and execution of the ERM program. As part of our ERM process, management identifies, assesses, prioritizes, and develops mitigation and remedial plans for the Company’s top risks over short- and longer-term time horizons. The full inventory of top risks is reviewed regularly with the Audit & Compliance Committee. The CCRO and the General Auditor (GA) partner closely to ensure key risks identified through the ERM process are incorporated into our audit plans, as appropriate, and that key findings are elevated through the Company’s established governance processes. The Board, as part of its review of Committee charters and standing agendas for both the Board and its Committees, considers the oversight of critical enterprise risks and how those risks are monitored by the Board and its Committees.

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CORPORATE GOVERNANCE MATTERS

Key Areas of Risk Oversight

Board of Directors

Strategic	Operational	Financial	Compliance

Risks related to strategic planning, including the selection and implementation of business plans, the allocation of capital resources, and our ability to adapt to the changing environment in which we operate
	Risks related to the management and operation of our business, including controls with respect to key business processes and business continuity	Risks related to financial matters, including our ability to maintain our desired debt ratings and appropriate levels of liquidity, as well as the reliability of our financial reporting	Risks related to our compliance with the laws and regulations governing our business, as well as our ability to maintain high ethical and business practice standards

Board Committees as of January 1, 2026(1)
Audit & Compliance
	•Financial statements •Internal control over financial reporting •Disclosure controls and procedures •Privacy	•Independent auditor and internal audit oversight •ERM programs and policies •Compliance programs and risk assessments
Corporate Governance
	•Corporate governance policies and practices •Board succession planning •Corporate impact and sustainability landscape, policies, and performance	•Shareholder engagement •Political and charitable contributions •Code of Ethics and Director Code
Finance & Technology
	•Capital deployment •Operating plan/budget •Technology strategy •Cybersecurity	•Artificial Intelligence •Investment strategy •Material mergers, acquisitions, and divestitures •Insurance coverage and related risk management
People Resources
	•Executive compensation •Incentive compensation programs and policies	•Succession planning •Human capital management
(1)Reflects oversight responsibilities effective January 1, 2026. In October 2025, the Board approved changes to the committee structure, which became effective on January 1, 2026. See “Committees of the Board” below.

Cybersecurity Oversight
The Board has ultimate oversight over the Company’s privacy and cybersecurity programs and strategy and is responsible for ensuring that the Company has risk management policies and processes in place to meet and mitigate evolving risks and threats. Certain members of the Board have cybersecurity certifications. Throughout 2025, the Board executed oversight of cybersecurity matters directly and through the Audit Committee, which was regularly briefed by the Global Chief Information Security Officer (GCISO) on cybersecurity matters. These briefings provide visibility about the identification, assessment, and management of critical risks, audit findings, and management’s risk mitigation strategies. Additionally, these briefings include information about current trends in the environment, incident preparedness, artificial intelligence, and various components of the Company’s cybersecurity and privacy programs. Annually, the full Board reviews the Company’s cybersecurity program, including the threat landscape and related controls, and periodically conducts cybersecurity tabletop exercises.
Beginning in 2026, as further described below under “Committees of the Board,” the Board shifted oversight of cybersecurity matters to the Finance & Technology Committee. The Finance & Technology Committee now receives similar updates on cybersecurity and information protection programs from the GCISO as described above.
Throughout 2025, the Compliance Committee oversaw privacy risks and related matters, including through regular updates from our CCRO. Beginning in 2026, the Audit & Compliance Committee oversees privacy risks and related matters.

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The foundation of our cybersecurity program is our enterprise-wide security policies and standards. We examine our entire program annually with third parties and measure the program against generally accepted industry standards and frameworks, such as an internationally recognized security control framework established by the National Institute of Standards and Technology (NIST) and used by companies to assess and improve their ability to prevent, detect, and respond to cyberattacks. Our cybersecurity policies and standards are reviewed annually and are mainly guided by the NIST 800-53 Cybersecurity Framework. In addition to the NIST framework, we leverage the International Organization for Standardization (ISO) 27001 and 27002 standards.
Artificial Intelligence Oversight
At The Cigna Group, we use artificial intelligence (AI) to support health care transformation by helping to enable the next generation of accessible, effective, affordable, and enhanced health care solutions. AI models can facilitate personalized solutions for individuals, inform earlier interventions, and simplify health care experiences. We do not view AI as a replacement for expert decisions made by patients’ physicians or employees at The Cigna Group. Given this, we consider most of the AI models we use as augmented intelligence, providing information to human experts for further consideration, in combination with many other factors evaluated in care and benefit administration decisions.
To ensure our practices and solutions are consistent with our commitment to health equity and to facilitate compliance with applicable laws and regulations, we have a dedicated team and governance structure in place, known as Enterprise Model Governance (EMG). Our EMG team oversees the development, deployment, and monitoring of AI models, which are driven by our Responsible AI Principles: validity and reliability; safety; privacy; fairness; transparency; and accountability. EMG is governed by the EMG Board, comprised of senior leaders from across the company, with representation from business, clinical, privacy, legal, internal audit, information protection, and other departments. The EMG Board oversees an enterprise-wide model approval and governance process for review of AI models in use or in development across the enterprise.
We also have established comprehensive governance processes for new capabilities, such as generative AI (Gen AI). Our AI Center of Enablement (AI COE) expands on EMG and brings together individuals from across our technology, privacy, data governance, security, legal, compliance, marketing, and other teams to evaluate and approve Gen AI use cases. The AI COE ensures these use cases align with our Responsible AI Principles and adhere to health care privacy and security requirements.
The Board has ultimate oversight over the Company’s AI governance. Certain members of the Board have experience in AI-related matters. Throughout 2025, the Board executed this oversight of AI matters through the Finance Committee, which received regular updates from our Chief Digital & Analytics Officer regarding our responsible use and governance of AI. Beginning in 2026, the Finance & Technology Committee oversees AI matters and receives regular updates from our Chief Digital & Analytics Officer regarding our responsible use and governance of AI. In addition, our Chief Digital & Analytics Officer annually reports to the full Board on AI matters.
Shareholder Engagement
The Board and the Corporate Governance Committee oversee the Company’s shareholder engagement practices. Our engagement with shareholders helps us better understand our shareholders’ priorities and perspectives, helps continue to develop strong relationships, and ensures the Board considers concerns that our shareholders may have. The Board considers feedback and insights from our shareholders as it reviews and evolves our governance and executive compensation practices and disclosures.
Our Corporate Secretary, our Senior Vice President of Investor Relations, and representatives of The Cigna Group Office of the Corporate Secretary, Executive Compensation, and Corporate Impact teams conduct meetings to update investors and regularly convey feedback from those meetings to the Chair of the Board, our Lead Independent Director, and other members of the Board and management. We engage with shareholders throughout the year on a number of topics related to corporate governance, executive compensation, corporate responsibility, Company performance, and other areas of focus for shareholders. Since the filing of our 2025 proxy statement, we engaged on governance-related topics with holders of approximately 42% of our outstanding stock.(1)

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In 2025, we invited holders of approximately 65% of our outstanding stock to engage with us to discuss governance-related topics.(1)

(1)Based on holdings as of December 31, 2025.

Governance-Related Topics

Corporate governance and shareholder rights	Board composition and refreshment	Executive compensation	Human capital matters	Corporate impact and sustainability initiatives and performance

Beyond specific engagement related to governance, the Investor Relations team and senior management engage with investors regularly to discuss our operating performance and growth strategy. The robust shareholder engagement program at The Cigna Group is designed to foster an active and constructive dialogue with a broad and representative group of our shareholders. The Cigna Group believes that our engagement practices strengthen our relationships with our shareholders and underscore our commitment to acting in the best interests of the Company’s shareholders and other stakeholders.
Our engagement with shareholders continues to influence our policies and practices. We have implemented several governance and disclosure enhancements for which shareholders have expressed support in our engagement discussions, including:
•formalization of the limitation on the use of discretion by the People Resources Committee’s discretion to fund the EIP;
•our adoption of a policy to require that the Corporate Governance Committee and any search firm it engages include a broad range of candidates in the pool from which the committee selects director candidates;
•the adoption of our proxy access and shareholder right to call a special meeting by-laws; and
•the elimination of supermajority voting provisions in our governing documents.
In addition to engagement with shareholders on governance-related topics, we actively review policy voting guidelines of our large shareholders.
Corporate Impact and Sustainability Oversight
The Board has oversight responsibility for our corporate impact and sustainability strategy and initiatives and has delegated certain responsibilities to each of the Committees. In addition to ensuring the Board adheres to strong board governance practices generally, the Corporate Governance Committee oversees the Company’s corporate impact and sustainability policies and performance overall, reviews with management the contents and accuracy of the annual corporate impact report, and periodically updates and makes recommendations to the Board with respect to related policies, practices, and initiatives. The Corporate Governance Committee is regularly updated on related considerations, trends, and feedback raised by shareholders, and other stakeholders. The Audit & Compliance Committee oversees our disclosure controls, including with respect to our cybersecurity disclosure, and reviews corporate impact and sustainability disclosures included as part of the Company’s reports to be filed with the SEC or otherwise mandated by law, along with the assurance processes and the internal and disclosure controls and procedures for such disclosures. This Committee also oversees health care regulatory requirements governing our business operations, including with respect to privacy, and ethics. The Finance & Technology Committee oversees our cybersecurity and business continuity program, as well as the responsible use of AI. The People Resources Committee oversees human capital management matters, including pay equity and fair opportunity and inclusion.

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Committees of the Board
For 2025, the Board utilized five standing committees and maintained an Executive Committee. The standing committees were the Audit, Compliance, Corporate Governance, Finance and People Resources Committees. Additional details regarding 2025 committee composition, the number of meetings, and primary responsibilities of each committee can be found below under “2025 Committee Matters.”
Committee Realignment
In October 2025, the Board approved changes to the committee structure, which became effective on January 1, 2026. Recognizing and responding to the dynamic landscape of the health services industry, the committee restructure reflects the Board’s ongoing commitment to strong corporate governance practices. The Board undertook a comprehensive review of the overall committee structure and the responsibilities of each committee, including ensuring the committees’ scope of responsibilities are aligned with the Company’s strategic priorities, remain balanced and appropriate, and provide additional opportunities for the full Board to focus on matters significant to the Company.
As part of the committee restructure, the Board approved the sunset of the Compliance Committee as a stand-alone committee and instead the Audit Committee became the Audit & Compliance Committee, while the Finance Committee became the Finance & Technology Committee. The following table illustrates the changes in oversight responsibilities:

Responsibility	Prior Oversight Responsibility	Current Oversight Responsibility

Clinical compliance, including patient and provider satisfaction	Compliance Committee	Full Board
Oversight of enterprise compliance matters, key compliance programs and compliance risk assessment processes and education and training	Compliance Committee	Audit & Compliance Committee
Administration of the Code of Ethics and Principles of Conduct and the Director Code of Business Conduct and Ethics	Compliance Committee	Corporate Governance Committee
Cybersecurity/Information technology security programs and business continuity	Audit Committee	Finance & Technology Committee
Oversight of public clinical reporting	N/A	Corporate Governance Committee
The specific roles and responsibilities of the Audit & Compliance, Corporate Governance, Finance & Technology, People Resources and Executive Committees are delineated in written charters adopted by the Board. Complete copies of the committee charters are available on The Cigna Group website at https://www.thecignagroup.com/our-leaders/committees-of-the-board.
In light of the committee restructure, the Corporate Governance Committee considered committee composition to ensure that each committee included directors with appropriate skills and backgrounds to oversee the new committee mandates. Effective April 1, 2026, the composition of the Audit & Compliance, Corporate Governance, Finance & Technology, People Resources and Executive Committee is set forth below.

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Committee Membership (effective April 1, 2026)
Name	Audit & Compliance	Corporate Governance	Finance & Technology	People Resources	Executive

David M. Cordani
Brian C. Evanko
Eric J. Foss
Neesha Hathi
Michael J. Hennigan
George Kurian
Kathleen M. Mazzarella
Mark B. McClellan, M.D., Ph.D.
Philip O. Ozuah, M.D., Ph.D.
Kimberly A. Ross
Eric C. Wiseman
Donna F. Zarcone
●= MEMBER = CHAIR
2025 Committee Matters
The following is a summary of the key committee responsibilities and the composition of the Audit, Compliance, Corporate Governance, Finance, and People Resources Committees as of December 31, 2025. The Committee composition described below remains in place through April 1, 2026, with members of the Audit Committee serving on the Audit & Compliance Committee and members of the Finance Committee serving on the Finance & Technology Committee.

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Audit Committee

Primary Responsibilities
The Audit Committee assisted the Board in fulfilling its oversight responsibility regarding the integrity of the Company’s financial information and the adequacy of the Company’s internal controls over financial reporting; the qualifications, independence, and performance of the Company’s independent registered public accounting firm (the Independent Auditors); the qualifications, independence, and performance of the Company’s internal audit function; compliance by the Company with legal and regulatory requirements; and cybersecurity.
Pursuant to its charter, the Committee was responsible for:
•Appointment and oversight of the work of, compensation of, and removal of the Independent Auditors and review and approval in advance of the terms of the engagement of the Independent Auditors and all audit and permissible non-audit services provided by the Independent Auditors.
•Oversight of policies with respect to risk assessment and risk management.
•Oversight of the Company’s financial risks that could materially affect the Company’s financial statements, disclosures, or control environment, and discussion with the CCRO regarding the Company’s enterprise risk management framework.
•Review with the Independent Auditors and management both management’s assessment and the Independent Auditors’ annual report on the effectiveness of the Company’s internal controls over financial reporting and review with management the adequacy and effectiveness of the Company’s internal controls, including disclosure controls.
•Review with the GA and management the authority, role, responsibilities, and scope of the internal audit function; approval of the internal audit function’s charter; approval of the appointment and removal of the GA; review of the GA’s performance with management; review and approval of the annual Audit Plan, including staffing and budget plans; and review of the results of internal audit activities, the internal audit functions’ quality assessments, and independence confirmation.
•Review of corporate impact control considerations and disclosures and discussion thereof with management.
•Review with management and, where appropriate, the Independent Auditors, of the Company’s annual and quarterly financial statements, earnings press releases, significant accounting policies and policies regarding financial information and earnings guidance provided to analysts and rating agencies.
•Review of litigation and other legal or regulatory matters that may have a material impact on the Company’s financial statements.
•Review of the Company’s information technology security program and review and discussion of the controls around cybersecurity, including the Company’s business continuity and disaster recovery plans.
•Establishment, oversight, and review of procedures related to (i) the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, auditing matters, or federal securities laws reporting and disclosure matters; and (ii) the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees.

Members(1) Ms. Ross (Chair) Ms. Hathi Mr. Hennigan Ms. Zarcone Number of Meetings 9

All members of the Audit Committee are financially literate within the meaning of the NYSE listing standards, and Ms. Ross and Ms. Zarcone have been designated “audit committee financial experts” as defined in the SEC rules. For more information regarding the Audit Committee’s activities, see “Report of the Audit and Compliance Committee” in the Audit Matters section of the Proxy Statement.

(1) Mr. DeLaney served on the Audit Committee until his retirement in April 2025. Mr. Hennigan joined the Audit Committee in July 2025.

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Compliance Committee

Primary Responsibilities
The Compliance Committee assisted the Board in fulfilling its oversight responsibility regarding the Company’s compliance and ethics programs, including compliance with laws and regulations that apply to our business operations, such as clinical compliance, data privacy, and the U.S. federal and state health care program requirements.
Pursuant to its charter, the Committee was responsible for:
•Review of compliance with federal health care program requirements and the effectiveness of the Chief Compliance Officer for federal health care programs and management’s Medicare Compliance Committee.
•Oversight of key compliance programs and review of the structure, operation, and effectiveness of the compliance risk assessment processes and compliance programs.
•Review of significant compliance risk exposures or violations and the steps to monitor, correct, and/or mitigate such exposures or violations.
•Oversight of the administration of the Company’s Code of Ethics and Principles of Conduct and Director Code of Business Conduct and Ethics and recommendation of changes thereto to the Board, consideration of any requests for waivers from the Code or the Director Code benefiting the Company’s executive officers or directors, and review, if any, of waivers from the Code granted to the Company’s employees.

Members General Granger (Chair) Mr. Kurian Dr. McClellan Dr. Ozuah Number of Meetings 4

Corporate Governance Committee

Primary Responsibilities
The Corporate Governance Committee assisted the Board in fulfilling its oversight responsibility regarding the Board’s structure, organization, performance, and effectiveness and the Company’s corporate responsibility and environmental sustainability policies and performance.
Pursuant to its charter, the Committee was responsible for:
•Oversight of the Board and each committee’s composition (including member qualifications), structure, size, and succession planning.
•Monitoring corporate governance developments and recommendations of changes to our Certificate of Incorporation, By-Laws, and Corporate Governance Guidelines to the Board.
•Oversight of the evaluation of the Board, its committees, and each director.
•Oversight of the Company’s corporate responsibility and environmental sustainability policies and performance, review with management of the contents and accuracy of the annual Corporate Impact Report and recommendations to the Board with respect to related policies, practices, and initiatives.
•Oversight of any related person transactions.
•Oversight of non-employee Director compensation and related plans.
•Oversight of policies by which interested parties, including shareholders, may make significant concerns known to the Board.
•Oversight of policies and practices regarding political and charitable activities, including any contributions therewith.

Members(1) Ms. Zarcone (Chair) General Granger Mr. Hennigan Dr. McClellan Mr. Wiseman Number of Meetings 5

(1) Mr. DeLaney served on the Corporate Governance Committee until his retirement in April 2025. Mr. Wiseman joined the Committee in April 2025. Mr. Hennigan joined the Committee in July 2025.

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Finance Committee

Primary Responsibilities
The Finance Committee assisted the Board in fulfilling its oversight responsibilities regarding the Company’s financial resources and invested assets, capital, investment policies, and information technology strategy and execution.
Pursuant to its charter, the Committee was responsible for:
•Review of the management of the Company’s financial resources, financial objectives, and invested assets.
•Review of the annual operating plan and capital plan, dividends, and delegation of authority to management to address the Company’s capital and debt and capital position.
•Review of the Company’s information technology and tax strategy and execution.
•Consideration of proposed investments, divestitures, capital commitments, and certain sourcing arrangements.
•Review of the Company’s external insurance risk management program and insurance coverage, including Director & Officer and cybersecurity coverage.
•Approval of the investment strategy and review of the Company’s investment policies and guidelines.
•Oversight of the Company’s capital- and investment-related risks.
•Oversight of the Company’s technology-related risks, including, among other things, risks related to artificial intelligence.

Members Mr. Foss (Chair) Ms. Hathi Ms. Mazzarella Ms. Ross Number of Meetings 7

People Resources Committee

Primary Responsibilities
The People Resources Committee assisted the Board in fulfilling its oversight responsibilities regarding the Company’s human resources, including human resource policies and policy controls, people development, and compensation and benefit programs and plans, including for the Company’s executive officers.
Pursuant to its charter, the Committee was responsible for:
•Oversight and approval, as appropriate, of compensation design and award strategies and material employee benefit plans.
•Recommendations to the Board regarding equity compensation plans and material amendments to such plans and approval of equity compensation awards.
•Approval of executive compensation program design, including performance measures and goals, formulas, and funding for short-term and long-term cash-based and equity-based incentive plans.
•Review and approval of the various elements of compensation for any current or prospective executive officers other than the CEO, for whom the Committee made recommendations to the independent members of the Board.
•Review and approval of goals and objectives relevant to the CEO’s compensation and evaluation of the CEO’s performance in light of those established goals and objectives.
•In consultation with the CEO, review of the Company’s people development processes, oversight of the policies and processes for people development, and support to the Board in the assessment of current and potential executive officers and key senior management, including succession planning.
•Oversight of potential risks in incentive compensation programs and policies.
•Review and monitoring of the Company’s pay equity, fair opportunity and inclusion programs.

Members Ms. Mazzarella (Chair) Mr. Foss Mr. Kurian Dr. Ozuah Number of Meetings 8

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Board and Committee Meetings
In 2025, the Board held 7 meetings, and the Committees of the Board held a total of 33 meetings. At all regular Board meetings held in 2025, the independent members of the Board met in executive session without any management present, which were presided by the Lead Independent Director. Each committee also met without management on a regular basis in connection with their respective meetings.
During 2025, average Board and committee meeting attendance was 98%, with each director nominee attending more than 75% of the aggregate of all meetings of the Board and committees on which such director served during the year. In addition to formal Board meetings, the Board engaged with management regularly throughout the year.
The Board expects directors to attend the Annual Meeting of Shareholders. All director nominees that served on the Board at the time attended the 2025 Annual Meeting. All director nominees are expected to attend the Annual Meeting in 2026.
Codes of Ethics
The Cigna Group is committed to conducting business in accordance with the highest standards of integrity, legal compliance, and ethical conduct. All directors and employees, including executive officers, must comply with the Company’s Code of Ethics, available on The Cigna Group website at https://www.thecignagroup.com/our-impact/esg/healthy-company/code-of-ethics. In addition, directors must also comply with the Director Code of Business Conduct and Ethics, available on The Cigna Group website at https://www.thecignagroup.com/static/www-thecignagroup-com/docs/board-code-of-ethics.pdf. The Board believes that having a separate code of conduct for the Board meaningfully enhances the Company’s governance framework by making Board-specific policies clearer. Both the Director Code of Business Conduct and Ethics and the Company Code of Ethics, together with the Company’s related policies and procedures, address major areas of professional conduct, including, among others, conflicts of interest; protection of private, sensitive, or confidential information; insider trading; and adherence to laws and regulations affecting the conduct of The Cigna Group business. Directors and employees annually affirm their adherence to the Director Code of Business Conduct and Ethics and the Code of Ethics, as applicable.
Corporate Impact and Sustainability
The Cigna Group corporate impact and sustainability framework is built upon four connected pillars that underscore our mission to improve the health and vitality of those we serve. We drive action through this framework to deliver on our vision: to transform the ecosystem of health into one that is well functioning, sustainable, accessible, and equitable—advancing better health for all. Our commitment to this vision guides us in our value-creation strategy as we strive to meet the needs of our many stakeholders. The four pillars of our framework are: Healthy Society, Healthy Workforce, Healthy Environment, and Healthy Company.
In 2024, The Cigna Group reviewed our priority areas and engaged an independent consultant to perform a double materiality assessment. Double materiality assesses how a business is affected by sustainability issues from both an impact and a financial perspective. Results of our double materiality assessment reaffirmed our priority areas, as highlighted in the table below. Descriptions of each can be found in our annual corporate impact report. These focus areas will continue to drive our framework and strategy for the near future.

Healthy Society	Healthy Workforce	Healthy Environment	Healthy Company

•Innovation & Affordability •Product Service & Quality •Health Equity •Community Resilience	•Employee Health, Safety & Vitality •Inclusion Within Our Workforce •Human Capital Development	•Climate Change & Emissions •Sustainable Operations	•Leadership & Accountability •Business Ethics & Compliance •Data Protection •Responsible Supply Chain

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The Cigna Group annually publishes a corporate impact report highlighting our related goals, initiatives, and performance, including with respect to each of our identified focus areas. In addition, we have mapped and linked our disclosure on a range of topics to metrics outlined by the Global Reporting Initiative (GRI), Sustainability Accounting Standards Board (SASB), and elements of the International Sustainability Standards Board (ISSB) and International Financial Reporting Standards (IFRS), which incorporates the Task Force on Climate-Related Financial Disclosures (TCFD), voluntary disclosure frameworks. Our Corporate Impact Report is reviewed with the Corporate Governance Committee prior to its publication. We encourage our shareholders to review our most current report, which is available on The Cigna Group website at https://www.thecignagroup.com/our-impact/esg/. We expect to publish our 2025 report in summer of 2026.
The Cigna Group has received many recognitions for our responsible business practices, including the following:
•Honored by Business Group on Health for the 18th consecutive year with the 2025 Best Employers Award for Excellence in Health & Well-being.
•Designated as one of America’s Climate Leaders by USA TODAY and increased CDP score to A-, reaching a high level of environmental leadership..
•Awarded Silver medal from EcoVadis, which represents top 15% of all scored companies across environment, labor and human rights, ethics, and sustainable procurement topics.
•Named one of America’s Most JUST Companies for the sixth year by JUST Capital and CNBC, including No. 1 in the Health Care Providers industry and No. 10 overall in the JUST 100.
•ESG Rating Score of AA from MSCI and “Prime” by ISS.
For additional information regarding the Board’s oversight of corporate responsibility, see “Responsibilities of the Board – Corporate Impact and Sustainability Oversight.”
Human Capital Management
The mission of The Cigna Group is to improve the health and vitality of those we serve. A healthy and diverse global workforce is essential to achieving our mission and our business growth strategies. We continually invest in our employees by supporting their health and vitality, providing fair and market-competitive compensation, and fostering growth and development for every employee.
As of the end of 2025, The Cigna Group employed approximately 67,700 employees worldwide, with about 88% based in the United States. Roughly 97% of our workforce is full-time. At year-end 2025, our global workforce was approximately 69% women and 31% men, and about 40% of our U.S. employees identified as ethnic minorities.

~20% of total payroll invested in health, well-being, and other benefits for our employees in the United States

Health, Vitality, and Other Benefits
Supporting our employees’ health and vitality is not only a core value, it is a critical business imperative. Each year, we make continued investments to make sure our workforce is healthy, engaged and empowered to advance our mission, ultimately creating long-term value for our customers, patients, providers, clients, shareholders, and other key stakeholders.
In 2025, The Cigna Group invested approximately 20% of total payroll in health, well-being, and other benefits. These investments include comprehensive medical and pharmacy coverage, paid time off, life and disability programs, 401(k) contributions, and retirement-related benefits for our employees in the United States.
Beyond traditional medical and pharmacy benefits, we provide multidimensional wellness programs designed to support many aspects of well-being—physical, mental, financial, and social—while promoting overall vitality. Our programs include nutrition and fitness services, health coaching, and worksite clinic access. We offer family building and maternity support, along with a concierge-level employee assistance program (EAP) that provides free benefits to all employees and their households members. Additionally, our digital tools deliver a personalized approach to navigating our benefits ecosystem, offering education and therapy options to help individuals build greater resilience and cope with stress, anxiety, and depression.

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Our caregiver leave program provides up to eight weeks of paid leave to employees to care for a child, spouse, parent, grandparent, or grandchild. In addition, we support our employees’ financial well-being by offering grants through our employee relief fund, debt and credit counseling, student loan debt consolidation support, no-cost financial planning consultations, and one-on-one retirement counseling, as well as a competitive 401(k) match for U.S.-based employees who participate in our plan, which includes the vast majority of our employees.
Fair Opportunity and Inclusion
To achieve The Cigna Group’s mission, we strive for excellence and offer capabilities and solutions that address our stakeholders’ unique backgrounds, perspectives, experiences, and needs. We work with millions of customers and providers in more than 30 markets and jurisdictions in which we operate. We have deep relationships with employers, government organizations, clinicians, physicians, and other stakeholders, and the communities in which we work and live. Meeting such a broad range of needs requires diverse perspectives to ensure our solutions are reflective of the population we serve.
We are committed to the principles of an inclusive workplace, with policies, programs and practices to support the breadth of needs of those we serve, each other, and the communities in which we work and live. Additional information on workforce demographics is available in our EEO-1 most recently filed with the U.S. Equal Employment Opportunity Commission, available on our website at https://www.thecignagroup.com/static/www-thecignagroup-com/docs/equal-employment-opportunity.pdf.
Through a company culture that emphasizes ethics and integrity, we aim to adhere to the policies included in our Code of Ethics and Principles of Conduct, which sets forth our commitment to treat all persons fairly and equitably. Additionally, we have long-standing, robust governance structures at both the Board and management level, including an actively engaged council comprised of executives and senior leaders who provide oversight over inclusion efforts. We work to ensure that all people actions, including recruiting, hiring, training, and promotions for all positions, are administered without regard to an employee’s race, ethnicity, nationality, veteran status, disability, sexual orientation, gender identity, or any other classifications protected under applicable laws and regulations.
The progress we have made as a result of our inclusion initiatives has earned the trust of our many stakeholders, including our investors, customers, clients, employees, business partners, and regulators. For example, The Cigna Group was named one of America’s Most JUST Companies for the sixth year by JUST Capital and CNBC, including No. 1 in the Health Care Providers industry and No. 10 overall in the JUST 100. We were also recognized by the Business Group on Health for the 18th consecutive year with the 2025 Best Employers Award for Excellence in Health & Well-being.
Talent Acquisition, Development, and Retention
Our talent acquisition, employee development, and rewards strategies are designed to attract and retain skilled employees who are committed to our mission. In 2025, the voluntary turnover rate was approximately 9% for all employees.
Our talent acquisition team connects with candidates both online and in person—at colleges, universities, conferences, events, and within local communities—to identify and recruit exceptional talent. Through our top-ranked external career site, candidates can explore and apply to opportunities and learn more about The Cigna Group. We complement this with a robust, technology-driven omnichannel strategy that includes email, text messaging, social media, a quarterly newsletter, and personalized outreach from our recruiters. These efforts help us build awareness, foster relationships, and attract highly qualified candidates who align with our mission and values.
We offer many programs aimed at engaging and retaining our workforce. We recognize the importance of flexibility in the workplace and provide schedules, tools, and support for employees to balance their work responsibilities with their life outside of work. We also empower our employees to volunteer by offering two distinct benefit programs:
•The first is volunteer time off, referred to as "Use Your 8," for eligible employees to take eight hours of paid time off annually to volunteer with a nonprofit of their choice.
•The second is our Community Ambassador Fellowship, a program through which employees apply for up to three months of paid leave to support a specific community-based project. Selected employees also receive up to $20,000 in support of the project through a direct contribution to their nonprofit partner.

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CORPORATE GOVERNANCE MATTERS
To further engage and reward employees, we have an employee recognition program called Standout that allows employees to recognize their colleagues for their contributions to our company and to celebrate both personal and professional milestones. Everyone is empowered to use this system to recognize colleagues for going above and beyond or simply to say thank you.
Our employee and leader development strategies and programs are designed to strengthen the skills and capabilities essential for business growth and competitiveness. By investing in development, we not only enable high performance but also foster engagement and retention—creating an environment where employees can thrive and contribute to long-term success. Our online learning platform and career development tools, including an internal career portal and career planning tool, offer a broad range of training, education, and development resources to all employees looking to grow their skills. In 2025, based on internal data, employees on average engaged in approximately 45 hours of learning through these resources. Our agile leadership development strategy, anchored by The Cigna Group Leader Profile and aligned with our mission and enterprise goals, serves to cultivate leadership capabilities for people leaders and critical segments across our organization through innovative programs and resources. We also offer leadership development programs to recent graduates who seek valuable career experience with The Cigna Group, as well as opportunities for college students to join The Cigna Group for a paid summer internship. The Cigna Group also offers an educational development program for both full- and part-time employees who meet the continuing education criteria.
Finally, our compensation practices, rooted in our pay-for-performance philosophy, promote fair and competitive pay through measures such as benchmarking compensation by role, eliminating inquiries regarding applicants’ compensation history from the hiring process, and monitoring for potential disparities. Within the U.S., female employees of The Cigna Group earn more than 99 cents for every dollar earned by similarly situated male employees, and employees from underrepresented groups earn more than 99 cents for every dollar earned by similarly situated white employees. On a global basis, across the entire Company, female employees at The Cigna Group earn more than 99 cents for every dollar earned by similarly situated male employees.
For additional information regarding the Board’s oversight of human capital management, see “Responsibilities of the Board – Leadership Succession Planning and Human Capital Management Oversight.”
Community Programs
In 2025, The Cigna Group—inclusive of The Cigna Group Foundation, employee giving and volunteerism, and corporate charitable giving—committed approximately $52.2 million to build healthier communities.
The Cigna Group Foundation committed $27 million over three years (2024-2027) to support national and local nonprofit organizations with programs aligned to three core pillars: improving youth mental health; supporting veteran mental health, with a focus on housing stability; and reducing barriers to health equity. Throughout the first year of grant funding, nonprofits demonstrated meaningful progress and impact across all three commitments:
•Improving youth mental health: Reached more than 34,000 youth, families, and professionals through a network of schools, clinics, and community centers that provide counseling and therapeutic services designed to enhance coping skills among children and teens. More details can be found in the 2025 Impact Report (newsroom.thecignagroup.com/improving-youth-mental-health-2025-impact-report) for this commitment.
•Improving veteran mental health through housing stability: Connected veterans with new and modified housing, along with programming to access mental health care, navigate benefits, and improve financial literacy programs.
•Reducing barriers to health equity: Improved access for individuals in the Hartford, Connecticut and Houston, Texas communities to innovative programs that provide nutrition counseling, access to mobile health units, and transportation to medical appointments. More details can be found in the 2025 Impact Report (newsroom.thecignagroup.com/the-cigna-group-foundation-health-equity-investments-deliver-early-results-in-houston-and-hartford) for this commitment.
Maintaining a data-led approach in 2025, The Foundation committed more than $10.8 million across 63 nonprofit organizations delivering projects across 10 states: Arizona, Connecticut, Florida, Georgia, Illinois, Missouri, New Jersey, Pennsylvania, Tennessee, and Texas. This includes an expanded relationship with Boys & Girls Clubs of America as our national partner to help our nation’s youth thrive.
Our Company, inclusive of Cigna Healthcare and Evernorth Health Services, donated more than $24.8 million to national and local nonprofits that are addressing social needs and increasing access to care and resources in local communities.

46	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

CORPORATE GOVERNANCE MATTERS
Through both The Cigna Group Foundation and our Company, we committed approximately $850,000 in financial and in-kind support for disaster relief, recovery, and preparedness efforts through donations to humanitarian organizations, including American Red Cross and Direct Relief.
•We supported communities impacted by the wildfires in California, floods in Texas, and multiple storms in the southeastern and midwest areas of the United States.
•Express Scripts, a division of Evernorth Health Services, donated more than 41,000 pharmaceutical supplies valued at approximately $195,000 to a nonprofit that has the resources and capabilities to rapidly deploy these critical items during times of need.
Our employees continue to embody a culture of purpose and service, reflected in the actions they take in their local communities, and we are proud to support them in those actions.
•In 2025, employees logged nearly 114,000 volunteer hours, an approximately 30% year-over-year increase. This volunteerism, which equates to nearly $7.1 million in economic value, takes place throughout the year—in the office and out in the community, with their teams and on their own. Employees supported nonprofits with both hands-on efforts such as building new bikes for local youth and skills-based support such as career mentoring for veterans.
•The Foundation donated approximately $3.8 million through community-connected employee benefits, including matching gifts on personal donations, recognition for participation in a healthy lifestyle event, and rewards for volunteer time logged. Matching gifts included personal donations to our newly established Employee Relief Fund.
•The Foundation also invested in our employees and their families through direct contributions to the Employee Relief Fund, as well as funding scholarships for dependents and grandchildren, collectively reflecting approximately $1.4 million in 2025.
Lobbying Activity and Political Contributions
Active, principles-based, nonpartisan engagement with policymakers is of paramount importance to our ability to fulfill our mission to improve the health and vitality of those we serve. Consistent with our commitment to thoughtful and constructive engagement in public dialogues around the world, The Cigna Group engages in advocacy through regulated lobbying activity at federal and state levels and the disbursement of political contributions in accordance with applicable federal and state laws. In limited circumstances, contributions are made via corporate funds and more commonly through The Cigna Group Employee Political Action Committee (PAC), which is funded through the voluntary contributions of eligible employees. For more than a decade, the Company has voluntarily provided annual reports that describe the governance of our lobbying efforts and political activity with detailed contribution information. The Company’s Lobbying Activity and Political Contributions disclosure page (https://www.thecignagroup.com/our-impact/esg/healthy-company/lobbying-activity-political-contributions) provides enhanced transparency into the governance framework and priorities of our lobbying and political activity, as well as trade association membership dues and detailed contribution reports that include information regarding the political candidates, parties, and committees that the Company supported through the PAC or by direct corporate contributions, including recipient names and amounts given.
Certain Transactions
Transactions with Related Persons
The Cigna Group has not adopted a written policy concerning the review, approval, or ratification of related-person transactions. The Cigna Group compiles information about transactions between The Cigna Group and The Cigna Group directors, director nominees, executive officers, and their immediate family members and affiliated entities identified by directors, director nominees, and executive officers, as well as shareholders that identified themselves since the beginning of 2025 as beneficially owning more than 5% of the Company’s common stock. The Cigna Group Office of the Corporate Secretary conducts an analysis to determine whether there may be disclosure required under SEC rules as a related-person transaction. On an annual basis, the Corporate Governance Committee reviews the analysis prepared by the Company with the Board. Based on this review, there were no related-person transactions in 2025 requiring disclosure under SEC rules.
Compensation Committee Interlocks and Insider Participation
The People Resources Committee is composed of four independent directors: Kathleen M. Mazzarella (Chair), Eric J. Foss, Philip O. Ozuah, M.D., Ph.D., and George Kurian. There are no compensation committee interlocks.

The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement	47

CORPORATE GOVERNANCE MATTERS
Non-Employee Director Compensation
Overview
The director compensation program at The Cigna Group is designed to attract and retain highly qualified independent directors by addressing the time, effort, expertise, and accountability required of active board membership. The Board believes that the director compensation program:
•aligns with shareholder interests because it delivers a majority of Board compensation through an equity-based component, the value of which is tied to The Cigna Group stock price; and
•is competitive based on the work required of directors serving on the board of an entity of the Company’s size, complexity, and scope.
The Corporate Governance Committee annually reviews director compensation and assists the Board in the administration of director compensation plans. The Board approves the amount and form of director compensation. The Corporate Governance Committee from time to time engages an independent compensation consultant to assist in its review of director compensation.
Director Compensation Program
In 2025, the Corporate Governance Committee reviewed the director compensation program to ensure that our pay practices remained competitive and aligned with peer companies. As part of this review, the Corporate Governance Committee analyzed benchmarking data from the Company’s compensation peer group and general industry peer group. Following this review, the Committee decided to make no changes to the Director Compensation Program for 2025, which is reflected below.

Retainer Type	Annual Amount ($)	Method of Payment

Board	215,000	The Cigna Group common stock
	120,000	Cash
Lead Independent Director	75,000	Cash
Committee Chair	25,000	Cash
There is no retainer for committee membership or service on the Executive Committee. No compensation is paid for directors who are also employees of the Company.
Deferral of Payments
Under the Deferred Compensation Plan of 2005 for Directors of The Cigna Group (Deferral Plan), directors may elect to defer the payment of the cash and/or common stock portion of their annual retainers. Deferred common stock compensation is credited to a director’s deferred compensation account as a number of shares of hypothetical common stock and ultimately paid in shares. Deferred cash compensation is ultimately paid in cash, and directors have a choice of hypothetical investment funds whose rates of return are credited to that account. These funds include a stock fund related to The Cigna Group and several other funds selected from those offered to all employees of The Cigna Group under The Cigna Group 401(k) Plan. Directors may elect to receive payments under the Deferral Plan in a lump sum or installments. Lump sum payments are made, or payment installments begin, in January of the year following a director’s separation from service.

48	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

CORPORATE GOVERNANCE MATTERS
Stock Ownership Guidelines
The Cigna Group requires directors to maintain ownership of The Cigna Group common stock at a level of at least five times the value of the cash portion of the annual board retainer (currently $600,000). Under the guidelines, directors have five years from their election to the Board to satisfy this ownership obligation. Common stock, deferred common stock, restricted stock units, and hypothetical shares of common stock of The Cigna Group held by a director count toward the stock ownership guidelines for directors whose service started before February 2014. Directors whose service started after February 2014 may only count common stock and deferred common stock for compliance with stock ownership guidelines. As of December 31, 2025, all of the directors were in compliance with the stock ownership guidelines and each of our directors met or exceeded their ownership requirements or were within the five-year share accumulation period.
Financial Planning and Matching Charitable Gift Programs
Directors may participate in the same financial planning and tax preparation program available to executive officers of The Cigna Group. Under this program, The Cigna Group will make direct payments or reimburse directors for financial planning services that are provided by firms designated by The Cigna Group and for tax preparation services in the amount of up to $6,500 annually. Each director whose service started before 2006 and has at least nine years of board service upon separation from service also is eligible for direct payments or reimbursement in the amount of up to $5,000 for financial planning and tax preparation services during the one-year period following separation from service.
Directors also may participate in the matching charitable gift program available to The Cigna Group employees on the same basis on which employees participate. In addition, upon a director’s retirement, in recognition of the retiring director’s service, the Board may make a donation in the amount of $10,000 to a charitable organization of the director’s choice.
Insurance Coverage
The Cigna Group provides each director, on the same basis as employees and at no cost to the director, group term life insurance coverage and business travel accident insurance coverage. The Cigna Group also provides $1 million of personal umbrella liability insurance coverage for directors. Directors may purchase additional coverage at the group rate.
Directors also may purchase or participate in, by paying premiums on an after-tax basis, additional life insurance, medical care, long-term care, property/casualty personal lines, and various other insurance programs available on a broad basis to employees of The Cigna Group. Directors and their eligible dependents who are eligible for subsidized coverage under the group benefit programs of another entity or employer are not permitted to participate in The Cigna Group’s employer-sponsored group health plans. Directors also may elect to purchase worldwide emergency assistance coverage. This program, which provides international emergency medical, personal, travel, and security assistance, also is available to executive officers of The Cigna Group and certain other employees of The Cigna Group who frequently travel abroad for business.
The Cigna Group provides each retired director whose service started before 2006 and who has at least nine years of Board service upon separation from service with $10,000 of group term life insurance coverage, with premiums paid by The Cigna Group. In addition, these directors may also participate for two years following separation from service in the medical care programs currently offered by The Cigna Group to retired employees, with premiums paid by the director on an after-tax basis.

The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement	49

CORPORATE GOVERNANCE MATTERS
Director Compensation Table for 2025
The table below includes information about the compensation paid to non-employee directors in 2025. Mr. Cordani, the only Company employee on the Board, does not receive any director compensation for his Board service.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total Compensation ($)
(a)	(b)	(c)	(d)	(e)

William J. DeLaney(1)	60,000	0	10,094	70,094
Eric J. Foss	145,000	215,000	306	360,306
Elder Granger, M.D.	145,000	215,000	10,306	370,306
Neesha Hathi	120,000	215,000	2,806	337,806
Michael J. Hennigan(2)	60,000	179,167	306	239,473
George Kurian	120,000	215,000	306	335,306
Kathleen M. Mazzarella	145,000	215,000	306	360,306
Mark B. McClellan, M.D., Ph.D.	120,000	215,000	306	335,306
Philip O. Ozuah, M.D., Ph.D.	120,000	215,000	306	335,306
Kimberly Ross	145,000	215,000	2,806	362,806
Eric C. Wiseman	195,000	215,000	306	410,306
Donna F. Zarcone	145,000	215,000	2,806	362,806
(1)Mr. DeLaney retired from the Board effective April 23, 2025.
(2)Mr. Hennigan joined the Board effective June 2, 2025.
Fees Earned or Paid in Cash (Column (b))
Column (b) reflects the annual cash retainers for Board and committee service received by each director. Cash retainers are paid during a calendar quarter to directors who are in active service at any time during that quarter. Director fees listed in this column may be deferred by directors under the Deferral Plan (see “Deferral of Payments” above).
Stock Awards (Column (c))
Column (c) lists the aggregate grant date fair value of The Cigna Group common stock awarded to directors as part of their Board retainer, computed in accordance with FASB Accounting Standards Codification (ASC) Topic 718, applying the same model and assumptions that The Cigna Group applies for financial statement reporting purposes as described in Note 18 to The Cigna Group consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 (disregarding any estimates for forfeitures). The common stock portion of the Board retainer is awarded annually on the date of the annual meeting of shareholders to directors who are in active service on the date of the meeting (and who will continue in active service following the date of the meeting). The annual award covered director service for the period of April 2025 through the next annual meeting in April 2026.

50	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

CORPORATE GOVERNANCE MATTERS
Directors who commence service as a director on a date other than the date of the annual meeting receive an award of common stock on the effective date of their appointment, with a grant date value equal to a prorated portion of the common stock retainer based on the number of full months until the next annual meeting divided by 12 months. The number of shares of common stock awarded is determined by dividing the dollar amount of the applicable award by the closing price of common stock, as reported on the NYSE, on the date of the award. Fractional shares are not awarded. The number of shares of common stock awarded is rounded down to a whole number of shares and the cash value of any fractional share is paid as soon as practicable during the quarter after the award date. Common stock awards listed in this column may be deferred by directors under the Deferral Plan. See “Director Ownership” below for amounts and a description of equity-based awards outstanding as of December 31, 2025.
All Other Compensation (Column (d))
Column (d) includes:
•matching charitable awards made by The Cigna Group Foundation as part of its matching gift program (also available on a broad basis to The Cigna Group employees) in the amount of $2,500 for each of Ms. Zarcone, Ms. Hathi, and Ms. Ross. Also includes charitable contributions in the amount of $10,000 to non-profit organizations in honor of Mr. DeLaney and Mr. Granger’s retirements from the Board.
•the dollar value of Company-paid life insurance premiums for all directors.
As permitted by SEC rules, the above table does not include any amounts related to perquisites or personal benefits as there were no perquisites or personal benefits that exceeded $10,000.
Director Ownership
The table below shows The Cigna Group securities held by each non-employee director as of December 31, 2025. The value of these securities was calculated using $275.23, which was the closing stock price of The Cigna Group on December 31, 2025.

Name	Common Stock (#) (a)	Deferred Common Stock (#) (b)	Restricted Stock Units (#) (c)	Hypothetical Shares of Common Stock (#) (d)	Total Ownership (#) (e)	Total Ownership Value ($) (f)

Eric J. Foss	35,276	638	0	0	35,914	9,884,610
Elder Granger, M.D.	539	5,570	0	0	6,109	1,681,380
Neesha Hathi	3,369	0	0	0	3,369	927,250
Michael J. Hennigan	568	0	0	0	568	156,331
George Kurian	3,778	0	0	1,700	5,478	1,507,710
Kathleen M. Mazzarella	6,109	0	0	0	6,109	1,681,380
Mark B. McClellan, M.D., Ph.D.	6,109	0	0	0	6,109	1,681,380
Philip O. Ozuah, M.D., Ph.D.	1,801	0	0	0	1,801	495,689
Kimberly A. Ross	4,512	0	0	0	4,512	1,241,838
Eric C. Wiseman	4,739	18,419	0	8,446	31,604	8,698,369
Donna F. Zarcone	1,942	11,293	13,500	3,059	29,794	8,200,203
Deferred Common Stock (Column (b))
Column (b) includes the equity portion of the 2025 retainer and any previous year’s Board retainer granted in The Cigna Group common stock or deferred stock units that have been deferred under the Deferral Plan.

The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement	51

CORPORATE GOVERNANCE MATTERS
Restricted Stock Units (Column (c))
Column (c) includes restricted stock units held by Ms. Zarcone. The restricted stock units will settle in shares of The Cigna Group common stock upon separation of service. All of these restricted stock units are vested.
Hypothetical Shares of Common Stock (Column (d))
Column (d) includes (1) share equivalents resulting from voluntary deferrals of cash compensation hypothetically invested in the stock fund of The Cigna Group; (2) hypothetical shares of The Cigna Group common stock credited to directors’ restricted deferred compensation accounts under the terms of the retirement plan in effect between 1997 and 2005; and (3) hypothetical shares of The Cigna Group common stock acquired pursuant to a pre-2006 requirement that directors invest or defer a portion of their Board retainer in shares of hypothetical common stock of The Cigna Group. Although these securities are not common stock, the value of the hypothetical shares of common stock of The Cigna Group credited to a director’s deferred compensation account is tied directly to the value of The Cigna Group common stock.
Total Ownership Value (Column (e))
Value of vested stock options is calculated by multiplying the number of shares issuable upon exercise of the stock option by the difference between the closing price on December 31, 2025 ($275.23) and the option’s exercise price.

52	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

Compensation Matters
The Cigna Group believes that aligning executive compensation to the achievement of enterprise goals that support our mission and our commitment to our customers will result in improved health care access and affordability, along with the creation of meaningful and sustained long-term value benefiting our customers, patients, clients, shareholders, and other stakeholders.

Advisory Approval of Executive Compensation (Proposal 2)	54
Compensation Discussion and Analysis	55
Executive Summary	56
Processes and Procedures for Determining Executive Compensation	61
Executive Compensation Policies and Practices	62
Elements of Compensation	65
NEO Pay and Performance Summaries	75
Employment Arrangements and Post-Termination Payments	80
Compensation Policies and Governance Practices	82
Report of the People Resources Committee	86
Executive Compensation Tables	87
2025 Summary Compensation Table	87
Grants of Plan-Based Awards in 2025	90
Outstanding Equity Awards at Year-End 2025	93
Option Exercises and Stock Vested in 2025	96
Pension Benefits for 2025	97
Nonqualified Deferred Compensation for 2025	99
Potential Payments upon Termination or Change of Control	100

COMPENSATION MATTERS

Advisory Approval of Executive Compensation (Proposal 2)

The Board of Directors unanimously recommends that shareholders vote FOR the advisory approval of the Company’s executive compensation.
Our Board is committed to strong governance and recognizes that The Cigna Group shareholders and other stakeholders, including our customers, patients, providers, and clients, have an interest in our executive compensation policies and practices. Our executive compensation program is designed to base the substantial majority of our executive officers’ compensation opportunities on The Cigna Group performance, aligning them with the creation of long-term value benefiting our shareholders and other stakeholders.
As discussed more fully in the Compensation Discussion and Analysis, the primary principles underlying our compensation philosophy are that our compensation program should:
•motivate superior enterprise results by creating a better future built on the vitality of every individual and community;
•align the interests of the Company’s executives with those of our customers, patients, providers, clients, shareholders, and other stakeholders;
•emphasize performance-based compensation over fixed compensation while minimizing inappropriate risk-taking behaviors;
•incentivize long-term results more heavily than the achievement of short-term results; and
•provide market-competitive compensation opportunities designed to attract and retain highly qualified executives dedicated to improving the health and vitality of those we serve.
In recognition of the preference of shareholders expressed at The Cigna Group 2023 Annual Meeting of Shareholders, the Board has determined to continue to hold “say-on-pay” advisory votes on an annual basis. The next vote on the frequency of “say-on-pay” advisory votes will be held at the 2029 Annual Meeting of Shareholders. Consistent with this practice and SEC rules, we are asking you to approve the following resolution:

RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, Executive Compensation Tables, and accompanying narrative disclosure.

This advisory vote is intended to address our overall compensation policies and practices related to the named executive officers, rather than any specific element of compensation. In considering your vote, we encourage you to review the Proxy Statement Summary, the Compensation Discussion and Analysis, and the Executive Compensation Tables and related narrative disclosures appearing below. Because your vote is advisory, it will not be binding upon the Board. However, the Board and the People Resources Committee value your opinion and will review and consider the voting results when making future executive compensation decisions.

54	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

COMPENSATION MATTERS
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (CD&A) describes the compensation policies, programs, and decisions regarding our named executive officers (NEOs) for 2025, which include our Chair and Chief Executive Officer (CEO), Chief Financial Officer, the three other most highly compensated executive officers as of the end of 2025, and two former executive officers who left the Company during 2025.

David M. Cordani	Ann M. Dennison	Brian C. Evanko	Nicole S. Jones	Everett Neville

Chair and Chief Executive Officer	Executive Vice President, Chief Financial Officer	President and Chief Operating Officer	Executive Vice President, Chief Administrative Officer, and General Counsel	Executive Vice President, Strategy and Business Development
Compensation information for Ms. Noelle Eder, former Executive Vice President, Global Chief Information Officer, and Mr. Eric Palmer, former Executive Vice President, Enterprise Strategy, The Cigna Group and President and Chief Executive Officer, Evernorth Health Services, is described in the sections titled “Employment Arrangements and Post-Termination Payments – Terms of Ms. Eder’s Departure from the Company,” “ – Terms of Mr. Palmer’s Separation Agreement,” and the Executive Compensation Tables.
We believe that aligning executive compensation to the achievement of enterprise goals that support our mission and our business strategy and drive innovation to improve access to and affordability of health care will result in the creation of meaningful and sustained long-term value benefiting our customers, patients, providers, clients, shareholders, and other stakeholders. The primary principles underlying our compensation philosophy are that our compensation program should:

Incentivize Performance	Align Interests	Emphasize Performance-Based Pay	Focus on Long-Term Results	Pay Competitively

Motivate superior enterprise results by creating a better future built on the vitality of every individual and community	Align interests of executives with those of our customers, patients, providers, clients, shareholders, and other stakeholders	Emphasize performance-based compensation over fixed compensation while minimizing inappropriate risk-taking behaviors	Incentivize long-term results more heavily than short-term results	Provide market-competitive compensation that attracts and retains highly qualified executives dedicated to improving the health and vitality of those we serve

This CD&A is organized as follows:
Executive Summary provides an overview of our compensation philosophy, our pay-for-performance alignment, and our compensation governance and controls.	Page 56
Processes and Procedures for Determining Executive Compensation provides an overview of the People Resources Committee’s role in executive compensation, the process for determining executive officer compensation, and the independent compensation consultant’s role.
Page 61
Executive Compensation Policies and Practices describes our compensation objectives and practices, as well as how we set target total direct compensation.	Page 62
Elements of Compensation describes each form of compensation we pay and how our executive compensation program is tied strongly to performance.	Page 65
NEO Pay and Performance Summaries describe how our NEOs were compensated and rewarded for their contributions to the achievement of our performance goals in 2025.	Page 80
Employment Arrangements and Post-Termination Payments summarizes any employment agreements, our severance, and other post-termination arrangements, as well as our change of control arrangements.	Page 80
Compensation Policies and Governance Practices describes our stock ownership guidelines, clawback policy, hedging and pledging restrictions, and risk oversight.	Page 82

The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement	55

COMPENSATION MATTERS
Executive Summary
2025 Performance and Business Highlights
The Cigna Group is a global health company committed to creating a better future for every individual and every community. We relentlessly challenge ourselves to partner and innovate solutions for better health. In 2025, we invested, innovated, partnered, expanded access to care, and delivered value to improve lives and advance our vision for the future of health care. Our focus on growth continues, driving value with accountability and transparency.
•Introduced our multi-year “Commitments to Better,” which focus on simplifying access to care, improving support, providing better value, and ensuring accountability and transparency for our customers and patients, and other stakeholders.
•Completed the sale of our Medicare Advantage, Cigna Supplemental Benefits, Medicare Part D, and CareAllies businesses to Health Care Service Corporation, enabling us to drive further innovation to support customers.
•Announced a new rebate-free pharmacy benefit model designed to help Americans get the medications they need by lowering costs, improving transparency, and supporting local pharmacies so care is within reach.
•Invested in Shields Health Solutions, allowing Evernorth Health Services to seek more opportunities to support patients and providers and enhance continuity of care across specialty health care settings.
•Secured long-term renewals and extensions with major clients, ensuring stability through the end of the decade.
•Introduced Clearity by Cigna Healthcare, a new copay-only health plan designed to bring greater transparency, predictability, and simplicity to the care experience by leveraging Cigna Healthcare’s new industry-leading AI-powered digital tools.
•Expanded our GLP-1 suite of solutions through a new program, Evernorth EnReachRx, a high-touch patient support clinical model focused on three core focus areas: driving value, maintaining reliable GLP-1 access, and improving patient outcomes.
•Announced plans to have a STELARA biosimilar available for $0 out of pocket for eligible patients of Accredo® Specialty Pharmacy, helping individual patients save around $4,000 on average per year.
•Launched an AI-powered virtual assistant to improve the customer experience during common health insurance interactions, such as checking benefits coverage, estimating costs, and finding care.
•Partnered with the Administration to leverage our specialized fertility pharmacies and offer pharmaceutical manufacturer EMD Serono’s fertility treatments at the lowest cash price available, helping more Americans struggling to start or grow a family.
•Introduced a medical prior authorization status tracker for Cigna Healthcare that shows updates and provides answers to frequently asked questions, as well as information on decisions and next steps.
•Reduced paperwork and the time providers and patients spend obtaining approvals for more routine services by removing 345 tests, procedures, and services from the prior authorization process.
•Opened a new specialty pharmacy facility in Newark, Delaware, co-locating Accredo Specialty Pharmacy capabilities and CuraScript SD by Evernorth distribution capabilities, to better serve patients and providers.
•Enhanced behavioral health access through Evernorth Behavioral Care Group, now reaching more than 5,000 providers across all 50 states.
•Extended our global reach, expanding our presence in Oman and authorizing us to underwrite, manage, and issue health insurance under the country’s newly established health insurance framework.
•Supported life‑saving cancer care treatment to more than 80,000 patients and supported more than 110,000 women and families with fertility needs in 2025.
Our advancements in our business strategy priorities resulted in year-over-year financial growth in 2025 in a dynamic and challenging environment:
•Grew full-year total revenue by 11% to $275 billion.
•Achieved full-year shareholders’ net income per share of $22.18 and adjusted income from operations, per share of $29.84.(1)
•Returned shareholders $5.2 billion through share repurchases and dividends.
(1)We encourage you to review our Annual Report on Form 10-K for the year ended December 31, 2025 for more complete financial information. Adjusted income from operations and adjusted income from operations, per share are financial measures

56	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

COMPENSATION MATTERS
used by the Company that are not determined in accordance with generally accepted accounting principles in the United States (GAAP). Additional information regarding these measures, including definitions and reconciliations to the most directly comparable GAAP measures, namely shareholders’ net income and shareholders' net income, per share, respectively, can be found on Annex A. Percentages reflect year-over-year growth.
CEO Succession
In March 2025, we announced a series of leadership changes, designed to further drive our focus on customers and patients and accelerate our growth strategy. As part of these changes, Mr. Brian Evanko was promoted to President and Chief Operating Officer, having served as President, Cigna Healthcare since January 2024 and Executive Vice President, Chief Financial Officer since January 2021. In his new role, Mr. Evanko assumed leadership responsibility of all of the Company’s business units, including Cigna Healthcare and Evernorth Health Services. As Chief Operating Officer, Mr. Evanko advanced the Company’s strategy, introduced significant innovations to benefit those we serve, sharpened the business portfolio, and positioned the Company to continue delivering growth and impact.
In March 2026, following the successful execution of a deliberate, multi-year CEO succession planning process, we announced that Mr. Evanko has been appointed CEO, effective July 1, 2026, succeeding Mr. Cordani. During Mr. Cordani’s tenure, he championed programs that improved affordability for customers and clients with differentiated services and capabilities. Mr. Cordani strategically expanded and shaped the portfolio from a traditional insurer, serving 46 million customers and generating $18 billion of annual revenue to a global health company, serving more than 185 million customer relationships and growing annual revenue to $275 billion. As a result of this transformation, the Company’s total shareholder return increased by more than 750%. Mr. Cordani will continue as our Executive Chair.
For additional information regarding the compensation aspects of their appointments, see NEO Pay and Performance Summaries – 2026 Compensation Actions.
Other Leadership Developments
As part of the 2025 leadership changes, Ms. Ann Dennison was promoted to Executive Vice President, Chief Financial Officer, with responsibility for all enterprise financial operations and functions. Ms. Dennison joined Cigna in early 2024 as Deputy CFO and has more than 30 years of diverse leadership experience in finance, strategy, and operations. Ms. Nicole Jones’ role was expanded to include responsibility for enterprise marketing, aligning with the other functions led by Ms. Jones, including Public Affairs, Federal and State Government Affairs, Communications, Legal, and Human Resources functions. Finally, Mr. Everett Neville assumed executive responsibility for strategy and business development, with responsibility for the long-term growth strategy for The Cigna Group.
Mr. Eric Palmer, former Executive Vice President, Enterprise Strategy, The Cigna Group and President and Chief Executive Officer, Evernorth Health Services, and Ms. Noelle Eder, former Executive Vice President, Global Chief Information Officer, departed the Company in April and May 2025, respectively. Mr. Durga Prasad (DP) Koka was appointed Executive Vice President and Global Chief Information Officer in September 2025, leading the Company’s Technology and Operations organization, overseeing global infrastructure, cybersecurity, application development, and operational platforms. Mr. Koka joined the Company in 2021 as Enterprise Chief Architect and Senior Vice President of Technology, where he played a key role in modernizing and simplifying the Company’s technology landscape.

The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement	57

COMPENSATION MATTERS
Pay-for-Performance Alignment

The Cigna Group compensation program emphasizes performance-based, at-risk compensation opportunities, with the majority of compensation tied to the Company’s long-term performance for the benefit of our stakeholders as reflected in the Company’s stock price.

Our Enterprise Incentive Plan (EIP), our short-term, cash-based incentive program, rewards the achievement of financial goals and progress relative to strategic priorities that are aligned to our mission, values, and business strategy, as set forth below.

Performance Measure (one-year period ended December 31, 2025)	Weighting	Alignment to Shareholder Interests

Adjusted Income from Operations	50%	Drives sustained, profitable growth across the enterprise; focuses on financial performance that reflects the underlying results of operations of the Company’s businesses.
Growth	25%
Adjusted revenue growth (weighted 15%) – Emphasizes: (1) retaining existing clients; (2) expanding our current client relationships through strong service and comprehensive whole-health offerings; and (3) earning the right to provide value to new clients to fuel our growth.

Growth in specialty pharmacy prescriptions (weighted 10%) – Encourages adherence to physician treatment protocols and seeks to establish lifelong relationships with patients of our specialty pharmacy business.

Strategic Priorities	25%
Customer and patient satisfaction (weighted 15%) – Emphasizes our commitment to taking action to improve the health of our customers and patients and the value we provide, by holding ourselves accountable by tying compensation to improving the satisfaction of our customers and patients.

Employee engagement (weighted 10%) – Drives focus on talent retention and sustaining an engaged workforce, recognizing that our continued performance depends on the collective strength of our employees.

For 2025, the Company’s actual performance relative to each measure was formulaically calculated to establish a specific funding percentage for each measure. The People Resources Committee (the Committee) considered the Company’s quantitative and qualitative performance relative to each of the performance measures, as well as various other factors, when determining the approved funding amount. The Committee approved funding the EIP pool at 100%, which it believes is reflective of the Company’s performance in 2025 and aligns with the Committee’s pay for performance philosophy. Additional details regarding performance goals and actual results can be found under “Elements of Compensation – Annual Incentives.”
Our long-term incentive (LTI) equity awards comprise: (1) strategic performance shares (SPS), the payout of which is based upon achievement of absolute and relative performance goals over a three-year performance period; (2) stock options, which have realizable value only if our stock price appreciates following the grant date; and (3) restricted stock, the value of which remains aligned with the trading price of The Cigna Group stock.

58	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

COMPENSATION MATTERS
The two performance measures that drove our 2023–2025 SPS awards are set forth below.

Performance Measure (three-year period ended December 31, 2025)	Weighting	Alignment to Shareholder Interests

Cumulative Adjusted Income from Operations, per share	50%	Key measure used by shareholders to evaluate the Company’s financial performance and deployment of capital; key element of financial guidance.
Relative Total Shareholder Return	50%	Reflects The Cigna Group’s stock performance and value creation relative to a peer group established at the time of the award.
Based on the Company’s performance relative to each measure, the Committee approved payout of the 2023–2025 SPS awards at 73%. Additional details regarding performance goals and actual results can be found under “Elements of Compensation – Long-Term Incentives.”
The performance measures included in our EIP and SPS programs are designed to incentivize and reward business growth, achievement of strategic objectives aligned to our mission, values, and strategy, and drive focus and prioritization across our organization. Our performance measures are designed to incentivize and reward not only our NEOs but a broad portion of our employee population, for contributions in achieving performance goals.
While we use adjusted income from operations in our EIP and adjusted income from operations, per share in our SPS program, both of which are grounded in enterprise earnings, the Committee believes that these measures reward different results over different time horizons. Importantly, the earnings-related metric used for SPS awards is a per-share metric and is therefore impacted by capital management decisions. Capital management decisions have no impact on the adjusted income from operations metric used in our EIP. Further, the adjusted income from operations, per share metric is measured on a cumulative basis over three years for purposes of our long-term SPS program, while the adjusted income from operations metric is measured over only one year for purposes of the EIP, our short-term incentive award program. For these reasons, the Committee has determined to continue to use these measures for purposes of each respective program.
For 2025, performance-based incentives represented approximately 92% of the total target compensation for Mr. Cordani and 82%, on average, of the target total compensation for other NEOs who continued to serve as executive officers at the end of 2025. Once again, approximately 60% of Mr. Cordani’s 2025 LTI award was granted in SPSs, further strengthening alignment with our longer-term shareholder interests.
*Totals may not add to 100% due to rounding.
CEO LTI target at midpoint of target range.

The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement	59

COMPENSATION MATTERS
Strong Compensation Governance and Controls

What We Do
Strong alignment between pay and performance, driven by an emphasis on performance-based compensation and performance measures, with a balance of relative and absolute measures, that are aligned to our business strategy and the interests of our customers, patients, providers, clients, shareholders, and other stakeholders.

A disgorgement of awards (clawback) policy that complies with the requirements of the Dodd-Frank Act, Rule 10D-1 of the Exchange Act, and NYSE Rule 303A.14 (the Clawback Rules), plus provisions in equity award grant agreements that go beyond such requirements, permitting the Company to recoup the value of such awards in circumstances not contemplated by the Clawback Rules.

“Double-trigger” requirement for change of control benefits.

Robust stock ownership guidelines and post-vesting share retention requirements for equity awards.

Committee oversight of people development policies and processes, including fair and equitable pay practices for our employees.

CEO and executive officer succession plans overseen by the Board, with leadership from the Committee.

Retention of an independent compensation consultant and regular review of executive compensation governance and market practices.

An annual incentive compensation risk assessment.

Robust shareholder engagement, feedback from which is regularly discussed by the Committee.

WHAT WE DON’T DO	●	Limited perquisites and no gross-ups on perquisites for NEOs.
	●	No employment agreements for executive officers.
	●	No excise tax gross-ups.
	●	No redundancy between short- and long-term incentive plan performance measures.
	●	No hedging or pledging of The Cigna Group stock by any directors, executive officers, or employees.
	●	No discounting, reloading, or repricing of stock options without shareholder approval.
	●	No payment of dividends on restricted stock prior to vesting. Unvested SPS awards do not accrue dividends or count towards share ownership guidelines.

Shareholder Support of Our Executive Compensation Program
The Committee and the Board consider the results of the annual shareholder executive compensation “say-on-pay” vote in determining the ongoing design and administration of the Company’s executive compensation program. Approximately 89% of votes cast at our 2025 Annual Meeting of Shareholders were in favor of the advisory vote on executive compensation, reflecting continued strong support for our executive compensation program and practices.

60	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

COMPENSATION MATTERS
The Committee also values and considers feedback on our executive compensation program received as part of our ongoing communications with shareholders. Since the filing of our 2025 proxy statement, we invited holders of 65% of our outstanding stock to engage with us on a variety of topics, including executive compensation, and we engaged on governance-related topics with holders of approximately 42% of our outstanding stock. During these calls, which, in some cases, included members of our Board of Directors, we discussed a number of topics related to our executive compensation program, including executive compensation plan design, performance measures in our EIP and SPS programs, including our commitment to hold ourselves accountable for improving the health of our customers and patients and the value we provide, and equity allocation and vesting. Additional information regarding our 2025 engagement and shareholder engagement program is included in “Corporate Governance Matters – Shareholder Engagement.”
Processes and Procedures for Determining Executive Compensation
The table below sets forth the responsibilities of the Board, the Committee, and management in the processes and procedures for determining executive compensation.

Board of Directors	People Resources Committee	Management

•Oversees strategy and long-term planning; approves operating and capital plan annually.
•Independent members of the Board review and determine target compensation and actual compensation awards for the CEO, upon the recommendation of the Committee.
•Independent members of the Board assess the CEO’s performance annually, upon the recommendations from the Committee and Lead Independent Director.
•Receives reports from the Committee on compensation matters for executive officers other than the CEO.

•Regularly reviews The Cigna Group compensation programs to assess their alignment with the Company’s strategic mission, goals, industry practices, and emerging trends.
•Reviews and approves target compensation and actual compensation awards for executive officers other than the CEO.
•Determines performance measures, weightings, and goals for our EIP and SPS programs and determines actual achievement and payout amounts.
•Oversees the Company’s compensation and benefit plans and policies.
•Engages the independent compensation consultant.

•CEO makes recommendations to the Committee regarding enterprise goals and individual performance.
•The Chief Human Resources Officer (CHRO) may attend Committee sessions that consider compensation for all executive officers.
•The CEO is not present when the Committee and the independent members of the Board consider his compensation.

Independent Compensation Consultant Role in Executive Compensation
While the Committee or the independent members of the Board ultimately make all executive compensation decisions, the Committee may engage the services of outside advisors for assistance. The Committee engaged Pay Governance as its compensation consultant in 2025 to provide independent, objective analysis, advice, and information and to generally assist the Committee in the performance of its duties. The Committee may, as appropriate, request information and recommendations from the compensation consultant to help structure and evaluate The Cigna Group compensation programs, practices, and plans. As part of its engagement, at the direction of the Committee, the compensation consultant will work with the Committee chair, the CHRO, and The Cigna Group compensation department in their work on the Committee’s behalf, including providing the following analyses:
•Relative compensation levels and pay practices to assess the alignment between three- and five-year realizable pay and The Cigna Group performance and compensation philosophy.
•Competitive market data for each executive officer to assist in setting compensation targets.
•Market research on incentive plans to assist in the design of short- and long-term incentive compensation plans.
•Review of incentive measures in the EIP and SPS programs to provide the Committee with objective reference points to consider when determining target goals.
•Annual share use, burn rate, and total dilution and overhang of The Cigna Group’s equity programs to provide the Committee with context for its determination of the maximum share limit.
At the request of the Committee, a representative of Pay Governance regularly attends the Committee’s meetings and meets with the Committee without members of management present, further enabling robust discussions.

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COMPENSATION MATTERS
Executive Compensation Policies and Practices
Compensation Objectives and Practices
The Cigna Group executive compensation program is based on the philosophy that executive pay should strongly reward executives for the creation of long-term value benefiting our customers, patients, providers, clients, shareholders, and other stakeholders, directly link to Company and individual performance, and attract and retain executive talent. By emphasizing performance-based awards over fixed compensation, we strive to motivate superior enterprise results that we believe will deliver on our mission and commitments and result in the creation of meaningful and sustained long-term value for our shareholders.
To further our compensation philosophy, the Committee uses the following compensation practices, processes, and instruments:
•A regular and rigorous analysis of relevant market compensation data for each executive officer position, which includes market data for our peers as well as broad-based general industry data from companies of similar size and scope.
•An annual realizable pay-for-performance assessment of the degree of alignment between Company results and executive compensation.
•An annual analysis of each executive officer’s contributions to the achievement of the Company’s short- and long-term performance goals.
•An annual incentive plan aligned to the Company’s annual financial and other strategic goals.
•An equity-based incentive plan (the Long-Term Incentive Plan or LTIP) that aligns compensation with long-term shareholder value creation.
•Ongoing monitoring of compensation and governance best practices and investors’ and our shareholders’ views on compensation and adjusting our compensation program as appropriate in light of changes in those best practices.
For information on the oversight of the executive compensation program, see “Processes and Procedures for Determining Executive Compensation” in this CD&A.
Compensation Data
The Committee establishes compensation levels based on a variety of factors, including an analysis of relevant published market compensation data of the Company’s compensation peer group and a general industry peer group.
Peer Groups
The Committee uses three peer groups:

Compensation Peer Group	Used in setting target compensation levels, composed of companies in industries with which we compete for talent.
General Industry Peer Group
Used as an additional reference in setting target compensation to provide a broader perspective on market practices, particularly for those executive officers with job functions that could apply to a variety of industries, in recognition of the fact that The Cigna Group often competes for talent with companies beyond its compensation peer group.

TSR Peer Group	Used to assess relative TSR performance within the SPS program; we measure our performance and compete for capital with these companies.

62	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

COMPENSATION MATTERS
Compensation Peer Group. The 2025 compensation peer group, used when setting 2025 target compensation levels, contains companies primarily in the managed health care, pharmacy benefit management, consumer/retail distribution, multiline financial services/insurance, and national distribution/logistics industries, with the individual peer companies generally having revenues greater than $50 billion to 2.5 times that of The Cigna Group and market capitalizations of approximately 0.33 to 3.0 times that of the Company. The 2025 compensation peer group consists of the 24 companies listed in the table below, which is consistent with the compensation peer group for 2024.

2025 Compensation Peer Group

AT&T Inc. (NYSE: T)	FedEx Corporation (NYSE: FDX)	Sysco Corporation (NYSE: SYY)
Cardinal Health, Inc. (NYSE: CAH)	HCA Healthcare, Inc. (NYSE: HCA)	Target Corporation (NYSE: TGT)
Cencora, Inc. (NYSE COR)	Humana Inc. (NYSE: HUM)	T-Mobile US, Inc. (NASDAQ: TMUS)
Centene Corporation (NYSE: CNC)	The Kroger Co. (NYSE: KR)	UnitedHealth Group Incorporated (NYSE: UNH)
Citigroup Inc. (NYSE: C)	Lowe’s Companies, Inc. (NYSE: LOW)	United Parcel Service, Inc. (NYSE: UPS)
Costco Wholesale Corporation (NYSE: COST)	McKesson Corporation (NASDAQ: MCK)	Verizon Communications Inc. (NYSE: VZ)
CVS Health Corporation (NYSE: CVS)	MetLife, Inc. (NYSE: MET)	Walgreens Boots Alliance, Inc.(1)
Elevance Health, Inc. (NYSE: ELV)	Prudential Financial, Inc. (NYSE: PRU)	Wells Fargo & Company (NYSE: WFC)
(1)Walgreens Boots Alliance, Inc. was acquired in August 2025.
General Industry Peer Group. The Committee uses the S&P 150 as the general industry peer group, which reflects a broader representation of the market for talent.
TSR Peer Group. The 2025 TSR Peer Group consists of the companies listed in the table below, which constituted the S&P 500 Health Care Providers and Services Index at the time the 2025–2027 SPSs were awarded.

2025 TSR Peer Group

Cardinal Health, Inc. (NYSE: CAH)	Elevance Health, Inc. (NYSE: ELV)	McKesson Corporation (NASDAQ: MCK)
Cencora, Inc. (NYSE: COR)	HCA Healthcare, Inc. (NYSE: HCA)	Molina Healthcare, Inc. (NYSE: MOH)
Centene Corporation (NYSE: CNC)	Henry Schein, Inc. (NASDAQ: HSIC)	Quest Diagnostics Incorporated (NYSE: DGX)
CVS Health Corporation (NYSE: CVS)	Humana Inc. (NYSE: HUM)	UnitedHealth Group Incorporated (NYSE: UNH)
DaVita Inc. (NYSE: DVA)	Laboratory Corporation of America Holdings (NYSE: LH)	Universal Health Services, Inc. (NYSE: UHS)

The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement	63

COMPENSATION MATTERS
2026 Compensation Peer Group. In 2025, the Committee, with the assistance of its independent compensation consultant, reviewed the Company’s peer groups and approved a new compensation peer group for 2026 compensation. Given the evolving nature of the health care environment and the increasing importance of technology and data analytics to our business strategy, the Committee updated the industries from which it considers companies to be included in its peer group. The 2026 compensation peer group: (1) continues to include companies from the managed health care, pharmacy benefit services, and multiline financial services/insurance industries; (2) adds companies from the information technology and pharmaceutical industries; and (3) removes companies in the distribution/logistics industries. Within those industries, companies of generally similar scope were selected as compensation peers. The companies in the 2026 compensation peer group generally have revenues greater than $50 billion to 2.5 times that of The Cigna Group and market capitalizations of approximately 0.2 to 5.0 times that of the Company. This updated peer group better reflects the landscape of companies with whom we compete for talent, which has evolved in line with the Company’s business and strategy. The 2026 compensation peer group consists of the following 24 companies:

Accenture plc* (NYSE: ACN)	Citigroup Inc. (NYSE: C)	Merck & Co., Inc.* (NYSE: MRK)
American Express Company* (NYSE: AXP)	CVS Health Corporation (NYSE: CVS)	MetLife, Inc. (NYSE: MET)
Bristol-Myers Squibb Company* (NYSE: BMY)	Elevance Health Inc. (NYSE: ELV)	Oracle Corporation* (NYSE: ORCL)
Capital One Financial Corporation* (NYSE: COF)	HCA Healthcare, Inc. (NYSE: HCA)	Pfizer Inc.* (NYSE: PFE)
Cardinal Health, Inc. (NYSE: CAH)	Humana Inc. (NYSE: HUM)	Prudential Financial, Inc. (NYSE: PRU)
Cencora, Inc. (NYSE: COR)	IBM Corporation* (NYSE: IBM)	Salesforce, Inc.* (NYSE: CRM)
Centene Corporation (NYSE: CNC)	Johnson & Johnson* (NYSE: JNJ)	UnitedHealth Group Incorporated (NYSE: UNH)
Cisco Systems, Inc.* (NASDAQ: CSCO)	McKesson Corporation (NASDAQ: MCK)	Wells Fargo & Company (NYSE: WFC)
* New to compensation peer group.
The Company will continue to use the S&P 150 as the general industry peer group.
Annual Compensation Review and Competitiveness of Pay Positioning
Target total direct compensation consists of base salary, the annual incentive target, and the annual LTI target. The Committee (and the independent members of the Board with respect to Mr. Cordani) reviews and approves each of these amounts for the NEOs on an annual basis, generally seeking to target an executive officer’s total direct compensation in a competitive range around the 50th percentile of the relevant market data, although there may be variation in the target pay levels or mix due to factors such as performance, tenure in role, range of data available, negotiated arrangements, internal pay equity considerations, and market and economic conditions. When setting target total direct compensation, the Committee evaluates survey data and other public information, such as proxy data, available for both the compensation peer group and the general industry peer group.

64	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

COMPENSATION MATTERS
Elements of Compensation
The 2025 executive compensation program of The Cigna Group consisted of the following elements:

Element		Purpose

Base Salary		Fixed compensation, designed to attract and retain key talent, driven by market data and reflective of the individual’s role, responsibilities, and performance.
Enterprise Incentive Plan (EIP)		Performance-based annual cash incentive designed to reward enterprise performance relative to pre-established annual goals and individual performance, accomplishments, and contributions.
Strategic Performance Shares (SPS)
Performance-based equity incentive designed to reward achievement of a predetermined absolute financial goal and relative TSR over a three-year performance period, with vesting at the end of the performance period.

Long-Term Incentives (LTI)	Stock Options	Performance-based equity incentive aligned with stock price appreciation, with ratable vesting over three years.
	Restricted Stock	Performance-based equity incentive designed to promote strong retention and alignment with shareholders’ interests, with ratable vesting over three years.
Retirement and Deferred Compensation
Savings-based component aligned to competitive market practice; includes 401(k) plans and voluntary nonqualified deferred compensation programs. Any accrued benefits from prior defined benefit pension plans are now frozen.

Limited Perquisites and Other Benefits		Limited perquisites designed to attract and retain key talent or to provide for the safety and security of executive officers.

Base Salary
Base salary levels are set with reference to both competitive market data and individual experience and performance. Base salaries are reviewed annually and may be adjusted as a result of updated information for our compensation and general industry peer groups and an assessment of an executive’s role and performance contributions, including the executive’s demonstration of The Cigna Group’s core values and the achievement of the expectations associated with the executive’s role.

Base salaries, reflective of executives’ roles and responsibilities and competitively benchmarked, represent only 8% of CEO target pay and 18%, on average, of other currently-employed NEOs’ target pay, with performance-based incentives driving the balance of each executive’s total target pay.

The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement	65

COMPENSATION MATTERS
Annual Incentives

The Enterprise Incentive Plan rewards executives for performance relative to measurable financial and strategic goals that are aligned with, and drive the execution of, the Company’s mission and business strategy.

Enterprise Incentive Plan (EIP) Overview
Annual incentives are paid under the EIP. The EIP is designed to reward executives for the achievement of short-term, or annual, performance goals. On an annual basis, the Committee approves:
•EIP performance measures and goals, which are designed to align with, and drive the execution of, the Company’s business strategy—and ultimately the results and value we deliver to those we serve: customers, patients, providers, clients, shareholders, and other stakeholders.
•Individual EIP award targets for the NEOs, except for Mr. Cordani’s target, which is approved by the independent members of the Board upon the recommendation from the Committee.
•Aggregate funding levels for actual EIP awards based on Company achievement of predetermined performance goals.
•Actual individual EIP awards for the NEOs, except for Mr. Cordani’s award, which is approved by the independent members of the Board upon the recommendation from the Committee.
EIP Performance Measures and Goals
Each year, the Committee sets enterprise performance measures, weightings, and goals for annual cash incentive awards that are designed to align with, and drive the execution of, the Company’s business strategy.
Determination of Performance Measures. The performance measures selected for our EIP are designed to reward financial performance, while also incentivizing the achievement of other strategic goals aligned with delivering value for our customers, patients, providers, clients, shareholders, and other stakeholders. The Committee strives to ensure that performance measures help drive prioritization and focus across the enterprise and that all participants in the EIP—not just our executive officers—can impact achievement.
Goal Setting. Target performance for financial measures is based on the Company’s business priorities and annual operating plan. The operating plan, which is approved annually by the Board, aligns with our strategy, long-term commitment to our shareholders and other stakeholders, and expected performance in the industry. The annual operating plan considers various factors, including the Company’s publicly disclosed adjusted revenues and earnings outlook, its strategic priorities and anticipated investments, competitor results and outlook, analyst commentary, the Company’s then-current expectations for the industry, capital allocation considerations, the economic environment, and various market forces impacting the Company and related uncertainties.
For strategic priorities, which are aligned to the Company’s mission and values, the Committee selects quantifiable measures that: (1) are enterprise wide and regularly reviewed by leadership to assess Company performance in key areas; (2) can be quantified and projected; and (3) assess the performance of the area of focus for the strategic priority.
Support of Independent Compensation Consultant. To aid the Committee in determining performance measures, setting performance targets, and assessing the reasonableness and rigor of those targets, the Committee directed its independent compensation consultant to evaluate the Company’s historic relationship between pay and performance in comparison with its compensation peer group. The Committee uses its independent compensation consultant to evaluate the appropriateness of the measures and weightings and the degree of challenge in the EIP performance targets. The compensation consultant also reviews performance targets determined by the Committee in the context of historic performance and analyst expectations of future performance for The Cigna Group and its TSR peer group. Finally, the compensation consultant provides benchmark data that allows the Committee to evaluate whether the balance of measures in our EIP is consistent with the short-term incentive practices of many of our peers.

66	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

COMPENSATION MATTERS

The Committee set 2025 target performance levels that represented competitively attractive goals that would be challenging to achieve, while not encouraging excessive risk-taking.

Executive Officer EIP Funding and Award Determination Process

Achieve Earnings Minimum

Achieving profitability goals is critically important to the Company’s long-term success and ability to drive innovation to improve access to and affordability of health care. If the Company does not meet a predefined minimum level of adjusted income from operations, then no annual incentives are paid to executive officers.

Company Performance Drives Funding Level

If the Company achieves the minimum adjusted income from operations, the EIP pool is funded from 0% to 200%. The Company’s actual performance relative to each measure is formulaically calculated to establish a specific funding percentage for that measure. No incentives are earned for performance below threshold, while no additional incentives are earned for performance above maximum performance.
In determining the final enterprise EIP pool funding, the Committee may deviate up to 10% above or below the formulaically calculated aggregate results. The Committee believes this limited discretion is an important tool for the Committee, given situations that are not fully captured by the formulaic metrics.

Award Amounts Based on Individual Contributions to Company Performance

Once EIP funding has been determined, the Committee (and for Mr. Cordani, the independent members of the Board upon the recommendation from the Committee) starts with the approved EIP funding amount as the baseline for EIP awards and then assesses each NEO’s individual contributions and how such contributions impacted the achievement of the enterprise EIP goals to determine individual award amounts. This process enables the Committee to differentiate individual awards based on relative contributions and accomplishments throughout the year, both anticipated and unanticipated. While actual awards may range from 0% to 200% of a NEO’s EIP target, in application, the Committee is disciplined in its exercise of discretion in determining individual EIP awards. For 2025, Mr. Cordani’s EIP award is equal to the approved funding factor. This limited use of discretion in determining EIP awards was consistent with prior awards. Over the three year period (2023–2025), Mr. Cordani’s payout percentage was, on average, two percentage points below the approved funding factor.

The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement	67

COMPENSATION MATTERS
2025 Performance Measures, Targets, and Actual Results
The following table sets forth the Company’s 2025 EIP performance measures, weightings, performance relative to each measure, the weighted performance measure funding percentage, and the overall EIP calculated funding percentage.(1)

Adjusted Income from Operations
Reinforces the importance of sustained, profitable growth across the enterprise by rewarding financial performance that reflects the underlying results of operations of the Company’s businesses.

Weighting	Target Performance	Actual Payout Result

50%	5.9% growth over 2024 performance(2)	Achieved 2.1% growth over 2024(2) 84% funding factor
Weighted Performance Measure Funding Percentage		42%

Growth
Drives focused execution of our business strategy and incentivizes innovation, market expansion, and investments in scalable platforms that are expected to drive enterprise value. Revenue growth emphasizes: (1) retaining existing clients; (2) expanding our current client relationships through strong service and comprehensive whole-health offerings; and (3) earning the right to provide value to new clients and better supporting our customers’ and patients’ needs. Growth in specialty pharmacy prescriptions encourages adherence to physician treatment protocols and seeks to establish lifelong relationships with patients of our specialty pharmacy business.

Adjusted Revenue Growth Weighting	Target Performance	Actual Payout Result

15%	4.1% growth over 2024 performance(2)	Achieved 12.8% growth over 2024(2) 159% funding factor
Growth in Specialty Pharmacy Prescriptions Weighting	Target Performance	Actual Payout Result

10%	Growth from specialty pharmacy prescriptions of 7.8% over 2024 performance	Achieved 13.3% growth over 2024 162% funding factor
Weighted Performance Measure Funding Percentage		40%

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COMPENSATION MATTERS

Strategic Priorities
Advances the interests of our customers, patients, providers, clients, other stakeholders, and, ultimately, our shareholders, by positioning us for long-term growth through the focus on progress in areas that support our mission, values, and business strategy.

Customer and Patient Satisfaction
Emphasizes our commitment to taking action to improve the health of our customers and patients and the value we provide, by holding ourselves accountable by tying compensation to improving the satisfaction of our customers and patients.

Weighting 15%
Measures	Performance

Customer Net Provider Score (NPS) and progress on customer experience measures related to perception of value, ease of accessing care, and ease of interaction	At target
Employee Engagement Drives focus on talent retention and sustaining an engaged workforce, recognizing that our continued performance depends on the collective strength of our employees.
Weighting 10%
Employee engagement measured by engagement index scores on quantitative employee engagement surveys	Favorable to target
Enterprise voluntary employee turnover	At target
Strategic Priorities Funding Factor	100%
Weighted Performance Measure Funding Percentage	25%
Overall EIP Calculated Funding Factor	107%
Committee Discretionary Adjustment	(7)%
Committee Approved EIP Funding Amount	100%
The Committee considered the Company’s quantitative and qualitative performance relative to each of the performance measures, as well as various other factors, when determining the approved funding amount. The Committee approved funding the EIP pool at 100%, which it believes is reflective of the Company’s performance in 2025 and aligns with the Committee’s pay for performance philosophy.
(1)We encourage you to review our Annual Report on Form 10-K for the year ended December 31, 2025 for more complete financial information. Adjusted income from operations and adjusted revenues are financial measures used by the Company that are not determined in accordance with GAAP. The Committee may make adjustments to the actual levels of achievement under each performance measure to: (i) exclude the impact of any unusual or extraordinary results that do not reflect the ongoing business operations and/or that are not the result of normal business risks; and (ii) avoid creating unintended incentives for management to make decisions solely based on achieving incentive results. Additional information regarding these measures, including definitions and reconciliations to the most directly comparable GAAP measures, namely shareholders net income and total revenues, respectively, can be found on Annex A.
(2)To ensure year-over-year comparability of results to targets, 2024 adjusted income from operations and 2024 adjusted revenue have been adjusted to reflect the sale of our Medicare Advantage and related businesses in March 2025 and the Committee approved downward adjustments to 2025 adjusted income from operations and 2025 adjusted revenue, reflective of the impact of divestitures and other non-operating items.

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COMPENSATION MATTERS
Annual Incentive Plan for 2026
For the 2026 EIP, to motivate and drive the execution of the Company’s business strategy and the achievement of enterprise results, the Committee approved the following performance measures and weightings.

Measure	Alignment with Business Strategy	Weighting

Adjusted Income from Operations	Reinforces the importance of sustained profitable growth across the enterprise by rewarding financial performance that reflects the underlying results of operations of the Company’s businesses.	50%
Growth	Drives focused execution of our business strategy and incentivizes innovation, market expansion, and investment in scalable platforms that are expected to drive future enterprise value. Growth is measured quantitatively by growth in enterprise revenue (10% of EIP weighing) and growth in specialty pharmacy prescriptions (10% of EIP weighting).	20%
Strategic Priorities	Advances the interests of our customers, patients, providers, clients, other stakeholders, and, ultimately, our shareholders, by positioning us for long-term growth through the focus on progress in areas that support our mission, values, and business strategy.	30%
For 2026, the areas of focus for strategic priorities will be as follows:

Strategic Priority Areas of Focus	Relevance to Business Strategy	Weighting	Quantitative Measurements

Customer and Patient Satisfaction	We have committed to taking action to improve the health of our customers and patients and the value we provide. We hold ourselves accountable by tying compensation to improving the satisfaction of our customers and patients.	10%	•Customer Net Provider Score (NPS) and progress on customer experience measures related to perception of value, ease of accessing care, and ease of interaction
Employee Engagement	We recognize that our continued success in delivering on our strategy and mission depends on the collective actions of our motivated and engaged employees to advance better health for our customers, patients, and clients in support of our drive to improve the health and vitality of those we serve.	10%	•Employee satisfaction measured by engagement index scores on quantitative employee engagement surveys •Enterprise voluntary employee turnover
Operating Effectiveness	Focusing on operating effectiveness enables us to move with greater speed and agility to make investments to improve the value we provide to our customers, patients, providers, and clients and enhance their overall experience and satisfaction.	10%	•Ratio of total operating expenses to gross margin

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COMPENSATION MATTERS
Long-Term Incentives

Long-term incentives are designed to reward sustained financial success and strategic accomplishments that benefit The Cigna Group and its customers, patients, providers, clients and shareholders over the long term. 60% of the CEO’s LTI and 50% of the other NEOs’ LTI are granted in performance shares that are only earned if minimum performance metrics are achieved.

LTI Overview
Long-term incentives are 100% equity based and administered under The Cigna Group Long-Term Incentive Plan. Awards in 2025 were delivered through a mix of strategic performance shares, stock options, and restricted stock to motivate superior enterprise results in support of our mission and to further align the interests of the Company’s executive officers and its shareholders.

2025 CEO LTI Award Mix

2025 Other NEO LTI Award Mix

■ Strategic Performance Shares	■ Stock Options	■ Restricted Stock

SPS awards have a three-year performance period and are denominated in shares of Company common stock. At the end of the three-year performance period, the actual number of shares earned is based on The Cigna Group's performance against pre-established enterprise goals and the actual value of the award remains aligned with the trading price of the Company’s stock relative to goals set at the beginning of the performance period.

Realized option value depends upon stock price appreciation from the time the options are granted until they are exercised. Options vest in equal installments over three years and have a ten-year term.

Restricted stock provides strong retention value as awards vest in equal installments over a three-year period, and the value of the award remains aligned with the trading price of the Company’s stock.

Mr. Cordani’s 2025 LTI target was set as a range, and the target for each of the other NEOs was set as an absolute dollar value. While the Board maintains flexibility in determining Mr. Cordani’s LTI award, the Board intends that, for Mr. Cordani, LTI awards will fall within the target range. For the other executive officers, an executive could receive a grant between 0% and 150% of the executive’s individual LTI target value. Mr. Cordani’s LTI award is based primarily on his individual contributions and enterprise performance, as well as an assessment of then-current market data. In determining awards for the other NEOs, the Committee primarily evaluates individual contributions, but also may take into consideration enterprise performance, succession planning needs, and other factors as circumstances warrant.
Once ownership requirements are met, executive officers may not sell more than 50% of the shares held above their applicable stock ownership guideline in any single open trading period. Further, executive officers must retain, for at least one year, a minimum of 50% of the shares acquired upon exercise of any stock options and 50% of the shares acquired upon vesting of restricted stock or restricted stock unit grants, net of shares withheld or sold for taxes or payment of exercise prices, fees, and expenses.

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COMPENSATION MATTERS

Strategic Performance Share Program

Our SPS program is designed to reward sustained long-term financial discipline and strategic accomplishments that benefit The Cigna Group and its shareholders over the long term.

Grants

At the time of grant, a total LTI dollar value is approved for each NEO. The SPS portion of the award is converted into a specific number of SPSs on the grant date based on The Cigna Group stock price on that date.

Vesting

SPSs vest in the first quarter of the year following the end of the three-year performance period.

Payout Determination

The SPS awards can pay out from 0% to 200% based on Company achievement of two pre-established measures during the performance period. The payout factor is multiplied by each SPS award to determine the number of shares to be paid in respect of vested awards.

Measure: Adjusted income from operations per share, measured on a cumulative basis over three years, within the range of externally communicated targets excluding dividends.	Measure: Relative TSR, compounded over the three-year performance period, relative to TSR peer group, for which the performance/payout curve is calculated as follows:(1)
	85th percentile or higher	200%
	75th to 85th percentile	175% to 200%
	50th to 75th percentile	100% to 175%
	25th to 50th percentile	25% to 100%
	Below 25th percentile	0%
Payouts on the relative TSR performance measure are capped at 100% if absolute TSR is negative for the performance period.

Weighting: 50%(2)	Weighting: 50%(2)

Alignment with Business Strategy: Rewards NEOs for sustained profitable growth across the enterprise.	Alignment with Business Strategy: Rewards NEOs for stock performance and value creation relative to The Cigna Group peer group established at the time of the award.

Threshold Performance: Performance that would result in funding of less than 35% of target yields no payment for this measure.	Threshold Performance: Performance below the 25th percentile compared with the TSR peer group yields no payment for this measure.

Final Payout

SPS awards are ultimately settled in The Cigna Group common stock, so the actual value of the awards is based on the number of shares earned and The Cigna Group stock price at the time of payment.

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COMPENSATION MATTERS
(1)In the event a company in the TSR peer group is removed due to a corporate transaction or otherwise, the Company’s TSR will be measured against the remaining companies. Relative TSR is measured by calculating four levels of achievement, at each of the 25th, 50th, 75th, and 85th percentiles, and then using straight line interpolation based on Company stock performance (rather than rank) within the relevant level of achievement to determine payout for the measure. Relative TSR performance is measured using the average December stock price at the beginning and end of each performance period for The Cigna Group and each of its peers.
(2)For the 2023–2025, 2024–2026 and 2025–2027 SPS programs, the adjusted income from operations per share and relative TSR measures are each weighted 50%. Beginning with the 2026–2028 SPS program, the adjusted income from operations per share measure will comprise 70% of the overall weighting and relative TSR will comprise 30% of the weighting. For additional information, see below under “2026–2028 SPS Program Design Changes.”
The SPS program is designed to reward superior financial performance and TSR performance results against long-term, pre-established stretch targets that are difficult to achieve but not unattainable. Each year, the Committee approves the performance measures for the SPS performance period. The Committee believes that the SPS performance measures are effective in rewarding the Company’s long-term success and value created for shareholders.
2023–2025 SPS Program
Over the course of the three-year performance period, cumulative adjusted income from operations, per share grew to $82.26, resulting in a payout at 92% for this measure. Our TSR was in the 25th to 50th percentile range, resulting in 54% for this performance measure. As a result, in February 2026, the Committee approved a payout of the 2023–2025 SPSs at 73% of target. The performance goals for the 2023–2025 SPSs are presented in the table below, along with actual results for the three-year performance period.

Measure	Weighting	Target Performance Goals	Actual Result

Adjusted income from operations, per share	50%	Cumulative adjusted income from operations, per share of $84.00	$82.26 (92% of target)
Relative TSR	50%	50th percentile	In the 25th to 50th percentile range (based on three-year annual compounded TSR of (4.6)%) (54% of target)
2026–2028 SPS Program Design Changes
The Committee typically considers performance measures for the SPS program for the upcoming performance period at its October and December meetings. As part of this review, the Committee, with the assistance of its independent compensation consultant, considered several factors impacting the SPS plan design, including:
•the benefits of including both a relative and absolute measure in the SPS program;
•that adjusted income from operations per share is a key element of the financial guidance we share with current and potential investors and the primary measure by which shareholders evaluate the Company’s financial performance;
~~•~~the scope, relevance, and variety of companies that are included in the S&P 500 Health Care Providers and Services Index, which serves as the TSR peer group; and
•market practice, which demonstrates that we have historically weighted relative TSR more heavily in our plan design than our peers and others in the market generally.
Following this review, the Committee approved modifications to the weightings of the SPS performance measures for the 2026–2028 performance period, with adjusted income from operations per share weighted at 70% and relative TSR weighted at 30%.
Broad-Based Benefits
We believe that employers play a vital role in the health care system, and we strive to be a model for others by prioritizing the health and vitality of our employees. A healthy and vibrant workforce is essential to achieving our mission, and we continuously invest in our employees to support their well-being. Our executive officers, including our NEOs, generally participate in the broad-based benefit programs under the same terms and conditions as other employees. These benefit offerings include a comprehensive medical plan designed to keep our employees and their

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COMPENSATION MATTERS
families healthy with our innovative solutions. NEOs and other highly compensated employees contribute more toward their premiums than other employees. Other broad-based benefits include dental and vision plans, disability benefits, wellness benefits, life and accidental death and dismemberment insurance, business travel accident insurance, health and dependent care flexible spending accounts, tuition assistance, paid time away, scholarship programs, and community fellowships. By offering these extensive benefits, we demonstrate our unwavering commitment to our employees’ health and vitality, ensuring they are well supported both personally and professionally.
Retirement and Deferred Compensation
401(k) Retirement Plans and Supplemental 401(k) Plan
All U.S. full-time employees are eligible to participate in the Company’s tax-qualified 401(k) plan. That plan provides for employee contributions as well as Company matching contributions, on the same terms for similarly situated employees within the plan.
Certain employees are also eligible for The Cigna Group Supplemental 401(k) Plan (Supplemental 401(k) Plan). Beginning in 2020, all NEOs are eligible. The Supplemental 401(k) Plan is a nonqualified deferred compensation plan that provides an annual credit to employees equal to 1.5% of employee earnings that cannot be treated as eligible earnings under the regular 401(k) plan due to Internal Revenue Code limits and cannot be the basis for employee or Company matching contributions under the regular 401(k) plan. Earnings eligible for the credit are salary and bonus amounts that exceed the IRS annual limit on eligible earnings ($350,000 in 2025) or that an employee defers under The Cigna Group Deferred Compensation Plan.
Nonqualified Deferred Compensation Plans
The Cigna Group provides the NEOs and certain other employees with the opportunity to defer base salary and annual incentive awards.
The Cigna Group Deferred Compensation Plan. The Cigna Group does not make any contributions to this plan on behalf of employees. This plan provides eligible employees an opportunity to postpone both the receipt of compensation and income tax on that compensation—typically until after termination of employment with The Cigna Group.
Defined Benefit Pension Plans
The Cigna Pension Plan and the Cigna Supplemental Pension Plan were frozen on July 1, 2009. Benefits earned under these plans have been determined based on eligible earnings through July 1, 2009. The freeze did not affect benefits earned before July 1, 2009. The Company’s NEOs hired before July 1, 2009 have vested benefits in the Pension Plan and the Supplemental Pension Plan.
Additional information about pension benefits can be found in the Pension Benefits for 2025 table and accompanying narrative.
Limited Perquisites
The Cigna Group executive compensation program provides limited perquisites to executive officers, offered primarily to attract and retain key talent. Perquisites generally have included an annual allowance under our executive financial services program (as described below), and relocation benefits when a move is required. In addition, pursuant to a policy approved by the Committee, Mr. Cordani is required to use the corporate aircraft for business and personal travel to enhance Mr. Cordani’s personal safety and security, as well as minimize and more efficiently use travel time and protect the confidentiality of travel and our business.
Mr. Cordani is fully responsible for any personal income taxes associated with his personal use of the corporate aircraft.
The Cigna Group’s executive financial services program offers executive officers other than the CEO an annual allowance of up to $6,500 for the costs of financial or estate planning (including associated legal services) and tax return preparation. Mr. Cordani is reimbursed for all such expenses incurred. The Cigna Group also provides $1 million of personal umbrella liability insurance coverage for executive officers, who may purchase additional coverage at the group rate.

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COMPENSATION MATTERS
NEO Pay and Performance Summaries
David M. Cordani, Chair and Chief Executive Officer

2025 Performance Highlights
•Led The Cigna Group’s delivery of strong financial results, including adjusted income from operations, per share of $29.84, while continuing to sharpen the enterprise portfolio through investments in higher-growth sectors (such as our investment in Shields Health Solutions) and the exit of businesses not central to the Company’s strategic direction (such as the completion of the Medicare Advantage business to HCSC).
•Led industry-wide initiatives to make health care more accessible, affordable and transparent, including though America's Health Insurance Plans (AHIP) work to establish voluntary industry standards for prior authorization, announced in partnership with the HHS Secretary Robert Kennedy and CMS Administrator Mehmet Oz.
•Prioritized industry transformation of our rebate-free pharmacy benefit services model, including through engagement with key policymakers, stakeholders and thought leaders.
•Fostered disciplined leadership succession planning.

2025 Target Total Direct Compensation
*LTI target shown at mid-point of target range ($14M - $18M)

2025 Actual Total Direct Compensation
Base Salary	$1,600,000
2025 EIP Award (100% funding amount)	$3,200,000 (100% of target)
2025 Annual LTI Award	$17,000,000 (within target range)

Throughout 2025, Mr. Cordani championed a customer-centric culture across the organization, focusing on our mission, Commitments to Better, and Lead to One enterprise strategy. He also oversaw the redesign of our executive management processes, designed to create a more optimal operating structure, allowing for greater speed and shared ownership to support bolder goals to improve the health care system.

2025 Compensation Decisions
Upon the recommendation of the Committee, the independent members of the Board adjusted Mr. Cordani’s 2025 LTI range to maintain the competitive positioning of Mr. Cordani’s total target direct compensation.
Significant Alignment with Shareholder Interests
Between year-end 2020 and 2025, Mr. Cordani’s holdings of The Cigna Group common stock, net of unvested restricted stock, increased 39%. As of December 31, 2025, this represents approximately 0.23% of the Company’s outstanding shares.
2023–2025 SPS Program
As further described on page 73, the 2023–2025 SPS program paid out at 73%. Based on the fair market value price of $287.55 on February 27, 2026, the date the award was paid out, the actual value of Mr. Cordani’s award was approximately $6.8 million, or approximately 71% of the value at the time the award was made.

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COMPENSATION MATTERS
Ann M. Dennison, Executive Vice President, Chief Financial Officer

2025 Performance Highlights
•Led the strategic management and deployment of the Company’s capital, tax-rate and share repurchase optimization, and operating expense reductions directly in support of our strong financial results.
•Strengthened the Company’s finance analytical ecosystem, accelerating and deepening insights.
•Enhanced the Company’s portfolio funding and value measurement processes, driving prioritization and accountability in support of business transformation and our Commitment to Better.
•Maintained a strong internal control and risk environment through improved data, transparency, and governance processes.

2025 Actual Total Direct Compensation
Base Salary		$800,000
2025 EIP Award (100% funding amount)	Target $1,075,600	Award $1,075,000
2025 Annual LTI Award	Target $2,000,000	Award $2,000,000

Ms. Dennison’s EIP target, and resulting award, reflect a blended target based on the target set for, and time spent in, her roles as Deputy CFO and Executive Vice President and Chief Financial Officer. Ms. Dennison’s 2025 LTI award was granted prior to her promotion to Executive Vice President and Chief Financial Officer. The target and actual annual LTI award are based on her prior role as Deputy CFO.

In addition to the performance highlights noted above, Ms. Dennison’s 2025 awards reflect her sound financial stewardship, clear external narratives, and robust controls which support strong access to capital and support our investment‑grade profile. They also reflect her cultivation of key talent and the development of her leadership team and the Finance function overall, building alignment, shared ownership, digital dexterity, data fluency, and enterprise engagement.
Approximately 83% of Ms. Dennison’s 2025 compensation was performance-based.

2025 Compensation Decisions
Ms. Dennison was appointed Executive Vice President and Chief Financial Officer effective March 13, 2025. In connection with her appointment, the Committee set Ms. Dennison’s base salary at $800,000; her 2025 EIP annual target at $1,100,000 (prorated based on time in role); and her 2026 LTI target at $3,500,000. In addition, the Committee approved a transitional strategic performance share grant for the 2025–2027 performance period with a grant value of $750,000, in light of the off-cycle, promotional adjustment to her LTI target.

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COMPENSATION MATTERS
Brian C. Evanko, President and Chief Operating Officer

2025 Performance Highlights
•Grew full-year total revenue by 11% and drove customer growth in Pharmacy Benefit Services and in both the U.S. Employer and International Health segments of Cigna Healthcare.
•Executed on our commitments to customers and patients to provide easier access to care, better support, and better value through streamlined digital prior authorization processes, personal champion advocates and drug pricing navigation tools, contributing to improved customer NPS across our portfolio of businesses.
•Advanced enterprise leverage through his consolidated leadership of our Cigna Healthcare and Evernorth Health Services divisions and his critical role in developing our Lead to One strategy.
•Secured long-term renewals and extensions with Evernorth Health Services three largest clients, ensuring stability through the end of the decade.
•Led businesses in development of new solutions including Clearity, a copay-only health plan designed to bring greater transparency, predictability and simplicity to customers and EnReachRx, a patient support clinical model for GLP-1 patients that drives value, ensures access and improves outcomes.
•Supported development of new rebate-free pharmacy benefit services model to enable greater transparency and predictability for our clients and lower costs for our customers and patients.

2025 Compensation Decisions
Base Salary		$1,100,000
2025 EIP Award (100% funding amount)	Target $2,151,000	Award $2,150,000
2025 Annual LTI Award	Target $6,000,000	Award $6,600,000

Mr. Evanko’s EIP target, and resulting award, reflect a blended target based on the target set for, and time spent in, his roles as Executive Vice President, Chief Financial Officer, The Cigna Group, and President and Chief Executive Officer, Cigna Healthcare and President and Chief Operating Officer. The Committee approved a target of $2,200,000 with respect to his COO role. The target and actual LTI award are based on his prior role as Executive Vice President, Chief Financial Officer, The Cigna Group, and President and Chief Executive Officer, Cigna Healthcare.

In addition to the performance highlights noted above, Mr. Evanko’s 2025 awards reflect his leadership in driving enterprise focus on the needs of our customers and patients, and the development and deployment of talent to drive business transformation and the successful execution of our strategy.
Approximately 89% of Mr. Evanko’s 2025 compensation was performance-based.

2025 Compensation Decisions
Mr. Evanko was promoted to President and Chief Operating Officer effective March 13, 2025. In connection with his promotion, the Committee set Mr. Evanko’s base salary at $1,100,000; his 2025 EIP annual target at $2,200,000 (prorated based on time in role); and his 2026 LTI target at $6,700,000.

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COMPENSATION MATTERS
Nicole S. Jones, Executive Vice President, Chief Administrative Officer and General Counsel

2025 Performance Highlights
•Led The Cigna Group’s legal, government affairs, communications, marketing, compliance, and human resources functions throughout 2025.
•Led successful execution of the Company’s public affairs and communications strategy, reinforcing the Company’s strategy and mission through the development of our Commitment to Better and our renewed focus on customers and patients.
•Provided legal and regulatory leadership on a number of key initiatives including the development of our Lead to One Strategy and our rebate-free pharmacy benefits services model.
•Provided oversight of key regulatory inquiries and litigation.
•Supported completion of the sale of our Medicare Advantage Cigna Supplemental Benefits, Medicare Part D, and CareAllies businesses to Health Care Service Corporation.

2025 Actual Total Direct Compensation
Base Salary		$900,000
2025 EIP Award (100% funding amount)	Target $1,000,000	Award $1,100,000
2025 Annual LTI Award	Target $3,500,000	Award $3,850,000
In addition to the performance highlights noted above, Ms. Jones’ 2025 awards reflect her leadership in promoting a consumer-mindset among our employees and reinforcing a culture of compliance through campaigns and training programs. They also reflect her role in advancing governance for emerging risks such as AI, third-party relationships, and cybersecurity and the development of critical talent within her leadership team.
Approximately 85% of Ms. Jones’ 2025 compensation was performance-based.

2025 Compensation Decisions
The Committee approved adjustments to Ms. Jones’ 2025 base salary, EIP and LTI targets, effective January 1, 2025, to ensure that her compensation reflected the scope of the responsibilities, as well as to position her compensation within a competitive range of the market for her role.

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COMPENSATION MATTERS
Everett Neville, Executive Vice President, Strategy and Business Development

2025 Performance Highlights
•Supported completion of the sale of our Medicare Advantage Cigna Supplemental Benefits, Medicare Part D, and CareAllies businesses to Health Care Service Corporation.
•Led The Cigna Group’s acquisition of CarepathRx and its investment in Shields Health Solutions in support of the Company’s expansion of Specialty Pharmacy capabilities.
•Led development of the Company’s new enterprise strategy, Lead to One, and supported business model transformation, including our new rebate-free pharmacy benefit services model.

2025 Compensation Decisions
Base Salary		$800,000
2025 EIP Award (100% funding amount)	Target $800,000	Award $1,000,000
2025 Annual LTI Award	Target $2,000,000	Award $2,200,000
In addition to the performance highlights noted above, Mr. Neville’s 2025 awards reflect his development of talent within the Enterprise Strategy function, his efforts to drive an enterprise mindset and a culture of innovative disruption within the business, and the role he played in advancing our Commitment to Better.
Approximately 80% of Mr. Neville’s 2025 compensation was performance-based.

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COMPENSATION MATTERS
2026 Compensation Actions
On February 25, 2026, the Board approved compensation arrangements for Mr. Evanko to reflect his role and responsibilities as CEO. Effective July 1, 2026, Mr. Evanko’s annual rate of base salary will be $1,300,000; his EIP annual target will be $2,600,000; and his LTI annual target will be $15,100,000. Any award made under the LTI program to Mr. Evanko will comprise 60% SPSs, the payout of which is based upon achievement of absolute and relative performance goals over a three-year performance period, 25% restricted stock and 15% stock options. In addition, the Board approved a one-time additional LTI award with an aggregate grant date target value of $3,500,000 (the Transitional Equity Award), subject to his assumption of the CEO role on July 1, 2026. The Transitional Equity Award value reflects the prorated, incremental increase in his LTI target and will be made in the same equity vehicle mix described above.
On February 25, 2026, the Board approved compensation arrangements for Mr. Cordani to reflect his role and responsibilities as Executive Chair. Effective July 1, 2026, Mr. Cordani’s annual rate of base salary will be $1,000,000 and his EIP annual target will be $2,000,000. Mr. Cordani will continue to be eligible for LTI awards, subject to the approval of the Board. In addition, the 2026-2028 SPS award granted as part of Mr. Cordani’s 2026 LTI award for his current role will be eligible to continue to vest following retirement so long as Mr. Cordani remains in service to the Company for one year from the grant date and continues to comply with restrictive covenants thereafter.
Employment Arrangements and Post-Termination Payments
Employment Arrangements
We typically do not enter into individual employment contracts with our executive officers. Consistent with our approach of rewarding performance, employment is not guaranteed, and either The Cigna Group or the executive officer may terminate the relationship at any time. An executive officer receives an offer letter upon hire or promotion that describes initial compensation terms, such as base salary, any sign-on or other cash bonus or equity awards, any relocation assistance, and target opportunities for annual cash incentive and long-term equity incentive compensation.
Executive Severance Benefits
The Company maintains the Cigna Executive Severance Benefits Plan (the Executive Severance Benefits Plan) for our executive officers, which provides severance benefits in the event of a termination of employment without cause (not including by reason of death or disability), which we believe to be consistent with market practice. The Committee believes it is appropriate to provide executives with the rewards and protections afforded by the plan, as it reduces the need to negotiate individual severance arrangements with departing executives and protects our executives from termination for circumstances beyond their control. For more information, see “Executive Compensation Tables – Potential Payments upon Termination or Change of Control.”
Other Post-Termination Arrangements
Stock options, restricted stock, RSUs, and SPSs that are scheduled to vest within 12 months of an executive officer’s involuntary termination without cause will be eligible to continue to vest as scheduled, subject to continued compliance with applicable non-disclosure, non-competition, non-solicitation, and cooperation agreements during the period of continued vesting. The number of shares issued in respect to any SPSs that vest following termination will be determined based on actual performance for the applicable performance period. Awards that are not scheduled to vest within 12 months of the termination date are forfeited upon an involuntary termination without cause.
Upon an executive officer’s disability, death, or retirement, stock options, restricted stock, RSUs, and SPS awards may vest, depending on the nature of the award, the termination event, and the terms of the grant agreements.
For a full explanation of how equity awards are treated in the event of an executive officer’s disability, death, or retirement, please see “Executive Compensation Tables – Potential Payments Upon Termination or Change of Control.”

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COMPENSATION MATTERS
Terms of Ms. Eder’s Departure from the Company
Ms. Noelle Eder, former Executive Vice President, Global Chief Information Officer, The Cigna Group, voluntarily resigned from the Company effective May 16, 2025. The Company did not enter into an agreement with Ms. Eder upon her resignation and Ms. Eder forfeited any 2025 EIP award and all unvested equity awards upon her resignation. Vested awards remain subject to the restrictive covenants and clawback provisions described below under “Compensation Policies and Governance Practices – Disgorgement of Awards (Clawback) Policy.” Information regarding Ms. Eder’s 2025 compensation can be found in the Executive Compensation Tables.
Terms of Mr. Palmer’s Separation Agreement
Mr. Palmer, former Executive Vice President for Enterprise Strategy, The Cigna Group and President and Chief Executive Officer, Evernorth Health Services, was involuntarily terminated from the Company without cause, effective April 26, 2025. Information regarding Mr. Palmer’s severance benefits, which are consistent with the terms of the Cigna Executive Severance Benefits Plan for executive officers who are involuntarily terminated without cause, are described below under “Executive Compensation Tables – Potential Payments Upon Termination or Change of Control.” Information regarding Mr. Palmer’s 2025 compensation can be found in the Executive Compensation Tables.
Change of Control Arrangements

The Cigna Group change of control arrangements are designed to incentivize executive officers to act in shareholders’ best interests when evaluating and integrating business combinations.

The Executive Severance Benefits Plan continues to apply to executive officers in the event of a qualified separation of service of the executive officer upon a change of control. A mere change of control itself (i.e., a “single-trigger”) does not trigger benefits. The intent of the plan is to encourage executives to continue to act in shareholders’ best interests in evaluating potential transactions and ensure management talent will be available to assist with the transaction and business integration.
Under the Executive Severance Benefits Plan and The Cigna Group Long-Term Incentive Plan, an executive officer will be eligible for benefits, as determined by the plan administrator, if such executive officer’s employment is terminated upon or during the two-year period following a change of control (i.e., a “double-trigger”) if such termination is:
•initiated by the Company other than “for cause” as defined in the applicable plan; or
•initiated by the executive officer for “good reason” as defined under the applicable plan.
Receipt of any payments or benefits requires that the executive comply with any non-disclosure, non-competition, non-solicitation, and cooperation agreements entered into with the Company and execute a separation and release of claims agreement. If an executive fails to comply with any terms of the plan, including the aforementioned restrictive covenants, the Company may require repayment of any benefits received by the executive and any payments or benefits not yet received will be forfeited. For more information, see “Executive Compensation Tables – Potential Payments upon Termination or Change of Control.”
No Change of Control Excise Tax Gross-Ups
We do not provide gross-ups as part of our regular executive compensation program. If any portion of the change of control benefits paid to an executive officer would be subject to a change of control excise tax, then either: (1) the executive will receive the full amount of the benefits and be responsible for paying any resulting excise tax; or (2) the change of control benefits will be reduced by such an amount as to avoid the excise tax entirely, whichever alternative provides the executive with the greater amount of after-tax benefits.
For more information, see “Executive Compensation Tables – Potential Payments upon Termination or Change of Control.”

The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement	81

COMPENSATION MATTERS
Compensation Policies and Governance Practices

Our executive officers’ interests are well aligned with the interests of our long-term shareholders, evidenced by their significant stock holdings and further strengthened by the Company’s rigorous policies and practices.

Stock Ownership Guidelines and Share Retention Requirements
We believe that the ownership of meaningful levels of The Cigna Group stock by our executive officers is a critical factor in aligning the long-term interests of management and our shareholders. To promote this goal, we have adopted robust stock ownership guidelines that apply to all of our executive officers, including our NEOs. As of December 31, 2025, all NEOs currently serving as executive officers were in compliance with the stock ownership guidelines and exceeded their ownership requirements or were within their five-year accumulation period.

Named Executive Officer	Stock Ownership Requirement (as a multiple of base salary)

David M. Cordani	8x
Ann M. Dennison	3x
Brian C. Evanko	6x
Nicole S. Jones	3x
Everett Neville	3x

Features of Our Stock Ownership Guidelines

•Wholly owned shares, time-based restricted stock, time-based restricted stock units, stock equivalents, and shares owned through benefit plans (such as investments in the Company stock fund of The Cigna Group 401(k) Plan or the deferred compensation plans) are counted toward meeting the guidelines.
•SPSs and stock options do not count toward meeting the ownership guidelines.
•Executive officers have five years from the date of hire, promotion, or any other event that changes their multiple of base salary to meet their applicable ownership requirement. Prior to meeting their stock ownership requirement, executives may only engage in transactions that increase their holdings. Once an executive attains the required holding level, the executive must maintain the requirement on a continuous basis, even if the requirement is met before the end of the five-year period.

Share Retention Requirements Encourage a Long-Term Ownership Philosophy

•Once ownership requirements are met, executive officers may not sell more than 50% of the shares held above their applicable guideline in any single open trading period; and executive officers must retain, for at least one year, a minimum of 50% of the shares acquired upon exercise of any stock options and 50% of the shares acquired upon vesting of restricted stock or restricted stock unit grants, net of shares withheld or sold for taxes or payment of exercise prices, fees, and expenses.

Other Practices Regarding Transactions in The Cigna Group Stock

•Executive officers may only transact in The Cigna Group securities during approved open trading periods after satisfying pre-clearance requirements or pursuant to Rule 10b5-1 trading plans.
•CEO approval is required for all transactions in The Cigna Group stock by executive officers, including entry into Rule 10b5-1 trading plans.
•General Counsel approval is required for all transactions in The Cigna Group stock by the CEO, including entry into Rule 10b5-1 trading plans.

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COMPENSATION MATTERS
Disgorgement of Awards (Clawback) Policy
The Board has the authority to recoup compensation paid to executive officers in the event of a restatement of financial results, beyond the mandates of Sarbanes-Oxley Act of 2002.
Effective October 2023, we adopted a standalone clawback policy that is compliant with the requirements of the Dodd-Frank Act, Rule 10D-1 of the Exchange Act, and NYSE Rule 303A.14. This policy provides that, upon the occurrence of an accounting restatement of the Company’s financial statements to correct an error, the Committee must recoup incentive-based compensation that was erroneously granted, earned, or vested to our current and former “officers” (as defined under Rule 16a-1 of the Exchange Act) based wholly or in part upon the attainment of any financial reporting measure, subject to limited exceptions.
Additionally, pursuant to our Corporate Governance Guidelines, the Board will, as deemed appropriate and to the full extent permitted by law, require reimbursement of any bonus or other cash incentive compensation awarded to an executive officer and/or cancel unvested restricted or deferred stock awards previously granted to the executive officer if:
•the amount of the bonus or incentive compensation was calculated based upon the achievement of certain financial results that were later the subject of a restatement;
•the executive officer engaged in intentional misconduct that caused or partially caused the need for the restatement; and
•the amount of the bonus or incentive compensation that would have been awarded to the executive officer had the financial results been properly reported would have been lower than the amount actually awarded.
In addition, The Cigna Group stock options, restricted stock, RSUs, and SPS award agreements include clawback provisions that go beyond the Dodd-Frank requirements. The provision applies to any NEO who:
•breaches certain restrictive covenant obligations, such as confidential information protection, non-competition, and non-solicitation;
•engages in willful misconduct; or
•fails to assist the Company to secure its intellectual property rights when requested to do so.
If a NEO engages in any of the above “violation events,” any gains realized from the exercise of options over the two years before termination and thereafter and the value of any restricted stock, RSUs, or SPS vesting over the year before termination or thereafter are required to be paid back to The Cigna Group. These provisions are designed to discourage employees from engaging in activities that can cause The Cigna Group competitive or reputational harm.
Awards granted to senior executives under Express Scripts’ long-term incentive plans are subject to recovery in the event of a restatement of financial results, regardless of whether misconduct was the cause of the restatement.
Insider Trading Arrangements and Policies
We have adopted a Securities Transactions and Insider Trading Policy (the Insider Trading Policy) that governs the purchase, sale, and/or other dispositions of the Company’s securities by our directors, officers, and other employees that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our 2024 Annual Report on Form 10-K.
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Non-Public Information
In March 2024, we adopted an Equity Grant Policy whereby all grants of Company securities to employees and consultants under our equity compensation plans, including option awards, shall be made on the next succeeding “Grant Date” after the date the Company has determined to issue the grant. Each of March 1, June 1, September 1, and December 1 are “Grant Dates” under the Equity Grant Policy, and if the Grant Date is not a business day, then the award shall be made on the business day immediately preceding the applicable Grant Date. While the policy provides that grants of options, stock appreciation rights, and similar instruments with option-like features shall not be timed in connection with the release of material non-public information, any grant of such awards made pursuant to the aforementioned “Grant Date” policy will not be deemed to violate the policy. Finally, the Equity Grant Policy permits our Board and/or the Committee the sole discretion to grant Company securities at a time other than as set forth above in extraordinary circumstances.

The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement	83

COMPENSATION MATTERS
Option Award Disclosure
The following table contains information required by Item 402(x)(2) of Regulation S-K regarding stock options granted to our NEOs in fiscal year 2025 during the period from four business days before to one business day after the filing of the Company’s periodic reports on Forms 10-K and 10-Q or current reports on Forms 8-K that contained material nonpublic information with the SEC under the Exchange Act. These awards were granted at a routine meeting of the Committee in accordance with our Equity Grant Policy.

Name	Grant date	Number of securities underlying the award	Exercise price of the award ($/Sh)	Grant date fair value of the award
Percentage change in the closing market price of the securities underlying the award between the trading day immediately prior to the disclosure of material nonpublic information and the trading day beginning immediately following the disclosure of material nonpublic information

David M. Cordani	2/28/2025	39,476	$305.855	$3,400,019	(0.62)%
Ann M. Dennison	2/28/2025	5,806	$305.855	$500,064	(0.62)%
Brian C. Evanko	2/28/2025	19,158	$305.855	$1,650,055	(0.62)%
Nicole S. Jones	2/28/2025	11,176	$305.855	$962,575	(0.62)%
Everett Neville	2/28/2025	6,386	$305.855	$550,018	(0.62)%
Eric P. Palmer	2/28/2025	19,158	$305.855	$1,650,055	(0.62)%
Noelle K. Eder	2/28/2025	11,176	$305.855	$962,575	(0.62)%
Hedging and Pledging Restrictions
Our Insider Trading Policy prohibits our directors, executive officers, and all other employees from engaging in hedging or pledging transactions. Prohibited transactions include, but are not limited to, trading in put or call options, short sales, zero cost collars, and forward sale contracts.
Independent Compensation Consultant
The Committee’s policy requires that the compensation consultant be independent of the Company. Independence under the policy requires that the compensation consultant: (1) is retained by and reports solely to the Committee for all executive compensation services; (2) does not provide any services or products to the Company or management except with approval of the Committee’s chair; and (3) is otherwise free from conflicts. The Committee has assessed Pay Governance’s independence pursuant to the policy of The Cigna Group, and NYSE rules, including considering whether Pay Governance had any relationships with the Company, our executive officers, or our Committee members that would impair its independence, and concluded that Pay Governance is free from conflicts of interest and is independent. In addition, the Committee receives assurances and confirmation of independence each year from its compensation consultant.
The Committee regularly reviews and evaluates its compensation consultant engagement and annually reviews the compensation consultant’s performance.

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COMPENSATION MATTERS
Risk Oversight
As part of its responsibilities, the Committee considers whether The Cigna Group compensation programs and policies encourage unnecessary or excessive risk-taking behavior. At the request of the Committee, on an annual basis, a comprehensive internal review of executive and employee incentive compensation programs is conducted to determine whether incentive compensation plans are likely to promote risk-taking behavior that could have a material adverse effect on the Company. The findings of this review are presented to and discussed by the Committee each year. The review analyzes:
•compensation governance processes, including general design philosophy and risk considerations in structuring compensation and incentive plans;
•situations where compensation programs may have the potential to raise material risks to the Company; and
•plan design features that further mitigate compensation risk, including clawback arrangements, holding periods, earnings thresholds, payment structures, and plan caps.
After conducting the review and assessing potential risks, the Committee determined that the Company’s incentive programs do not create risks that are reasonably likely to have a material adverse effect on the Company.
Tax and Accounting Treatment
Section 162(m)(6) of the Internal Revenue Code pertains to the deductibility of compensation paid by health insurers, including The Cigna Group. Under Section 162(m)(6) of the Internal Revenue Code, any per-person compensation in excess of $500,000 paid to any employee or, generally, any individual service provider, will not be deductible by The Cigna Group. The tax deduction limitation under Section 162(m)(6) results in the loss of some tax benefits related to employee compensation in excess of the $500,000 per-person deduction limit. While the Committee considers the impact of Section 162(m)(6), it believes that shareholder interests are best served by not restricting the Committee’s discretion and flexibility in crafting the executive compensation program, even if nondeductible compensation expenses could result.
Separately, the Committee also considers the accounting consequences of its compensation decisions.

The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement	85

COMPENSATION MATTERS
Report of the People Resources Committee
The People Resources Committee of the Board of Directors reviewed and discussed with The Cigna Group management the Compensation Discussion and Analysis. Based on this review and discussion, the People Resources Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and be incorporated by reference in the Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC. The Board accepted the Committee’s recommendation.

People Resources Committee

Kathleen M. Mazzarella, Chair Eric J. Foss George Kurian Philip O. Ozuah

86	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

COMPENSATION MATTERS
Executive Compensation Tables
2025 Summary Compensation Table
This table includes information regarding compensation for each of the NEOs. Other tables in this Proxy Statement provide more detail about specific types of compensation with respect to 2025.

Name and Principal Position(1) (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($) (j)

David M. Cordani Chair and Chief Executive Officer	2025	1,600,000	—	13,929,161	3,400,019	3,200,000	97,562	639,392	22,866,134
	2024	1,573,077	—	15,214,154	3,340,009	2,720,000	31,059	372,797	23,251,096
	2023	1,500,000	—	12,656,213	3,200,020	3,300,000	80,585	310,437	21,047,255
Ann M. Dennison Executive Vice President, Chief Financial Officer, The Cigna Group	2025	773,077	—	2,307,330	500,064	1,075,000	—	36,055	4,691,526
Brian C. Evanko President and Chief Operating Officer	2025	1,073,077	—	5,056,613	1,650,055	2,150,000	14,810	53,846	9,998,401
	2024	994,231	—	5,813,611	1,725,052	1,700,000	†	51,738	10,284,632
	2023	923,077	—	3,852,298	1,296,909	1,650,000	15,415	57,157	7,794,856
Nicole S. Jones Executive Vice President, Chief Administrative Officer, and General Counsel	2025	893,173	—	2,949,613	962,575	1,100,000	10,347	40,228	5,955,936
	2024	868,269	—	3,012,429	893,791	972,000	1,049	40,624	5,788,162
	2023	807,116	—	2,476,811	833,807	1,035,000	9,473	47,809	5,210,016
Everett Neville Executive Vice President, Strategy and Business Development	2025	800,000	—	1,685,847	550,018	1,000,000	—	38,050	4,073,915

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COMPENSATION MATTERS

Name and Principal Position(1) (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($) (j)

Eric P. Palmer Former Executive Vice President, Enterprise Strategy, The Cigna Group, and President and Chief Executive Officer, Evernorth Health Services	2025	346,154	—	5,056,613	1,650,055	—	†	5,221,938	12,274,760
	2024	1,000,000	—	5,813,611	1,725,052	1,840,000	†	51,825	10,430,488
	2023	1,000,000	—	4,640,956	1,562,541	1,650,000	16,976	58,838	8,929,311
Noelle K. Eder Former Executive Vice President, Global Chief Information Officer	2025	356,635	—	2,949,613	962,575	—	—	43,972	4,312,795
	2024	868,269	—	3,012,429	893,791	972,000	—	41,974	5,788,463
	2023	770,961	—	2,497,811	840,982	1,125,000	—	36,380	5,271,134
(1)Effective March 31, 2025, Ms. Dennison assumed the role of Executive Vice President, Chief Financial Officer, Mr. Evanko assumed the role of President and Chief Operating Officer, and Mr. Neville assumed the role of Executive Vice President, Strategy and Business Development. For Ms. Dennison and Mr. Neville, their 2024 and 2023 compensations are not presented, as they were not NEOs in those years. Mr. Palmer and Ms. Eder departed the Company in April and May 2025, respectively.
Stock Awards (Column (e))
Amounts in this column represent the grant date fair value of stock awards computed in accordance with ASC Topic 718 as described in Note 18 to The Cigna Group consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and, for SPSs, are based upon the probable outcome of the performance conditions. All awards were made under the LTIP.
The SPSs are subject to performance conditions. The grant date fair value of SPS awards granted in 2025 reflects the probable achievement level of the TSR performance condition as of the grant date for the assumed award value of SPS awards as shown in the CD&A. Relative TSR performance comprises 50% of the weighting of the SPS performance measures. This forecasted performance condition creates an accounting grant date fair value that differs from the assumed award value granted to each NEO, as reflected in the CD&A. The remaining 50% of SPS weighting, subject to adjusted income from operations, per share performance, has an accounting fair value that is equivalent to the assumed award value granted to each NEO.

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COMPENSATION MATTERS
The amount reported in column (e) is consistent with the estimate of aggregate compensation cost recognized over the service period determined as of the grant date under ASC Topic 718, excluding the effect of estimated forfeitures, as follows:

	Value of Restricted Stock Granted in 2025	Value of SPSs Granted in 2025

Name	Grant Date Fair Value ($)	Grant Date Fair Value ($)	At Highest Performance Achievement* ($)

David M. Cordani	3,400,190	10,528,972	15,912,412
Ann M. Dennison	500,073	1,807,257	2,730,423
Brian C. Evanko	1,650,088	3,406,525	5,148,274
Nicole S. Jones	962,526	1,987,087	3,003,080
Everett Neville	550,233	1,135,614	1,716,250
Eric P. Palmer	1,650,088	3,406,525	5,148,274
Noelle K. Eder	962,526	1,987,087	3,003,080
*The value at the highest performance achievement reflects adjusted income from operations, per share at 200% of target and projected achievement of total shareholder return relative to the Company’s TSR peer group based on accounting assumptions. Under ASC Topic 718, the vesting condition related to the total shareholder return is considered a market condition and not a performance condition. Accordingly, there is no grant date fair value below or in excess of the amount reflected in the table above for the NEOs that could be calculated and disclosed based on achievement of the underlying market condition.
Option Awards (Column (f))
The column represents the grant date fair value of option awards made under the LTIP computed in accordance with ASC Topic 718 applying the same model and assumptions as The Cigna Group applies for financial statement reporting purposes, as described in Note 18 to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 (disregarding any estimates for forfeitures).
Non-Equity Incentive Plan Compensation (Column (g))
This column reflects performance-based compensation awarded under the EIP.
Change in Pension Value and Nonqualified Deferred Compensation Earnings (Column (h))
This column includes the aggregate change in the actuarial present value of accumulated benefits under the pension plans, which value increases and decreases from period to period and is subject to the assumptions discussed in connection with the Pension Benefits for 2025 Table. Information regarding accumulated benefits under the pension plans is also discussed in the narrative to the Pension Benefits for 2025 Table. The amounts in this column do not include deferred compensation because we do not provide above-market earnings to our executive officers. The “†” symbol in the table represents a negative change in pension value. The following table details the net change in present value as of December 31, 2025:

Name	Net Change to Present Value ($)

David Cordani	97,562
Brian Evanko	14,810
Nicole Jones	10,347
Eric Palmer	(147,311)

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COMPENSATION MATTERS
All Other Compensation (Column (i))
This column includes:
•The Cigna Group matching contributions to the NEOs’ accounts under its 401(k) and supplemental 401(k) plans in the following amounts: Mr. Cordani – $77,050; Ms. Dennison – $36,055; Mr. Evanko – $53,846; Ms. Jones – $40,228; Mr. Neville – $38,050; Mr. Palmer – $17,500; and Ms. Eder – $17,500.
•For Mr. Palmer and Ms. Eder, includes the payout of accrued paid time off of $34,803 and $26,472, respectively.
•Includes a payment of $5,169,635 to Mr. Palmer pursuant to his Severance Agreement, as described below under ‘‘Potential Payments Upon Termination or Change of Control.’’
•Perquisites and other personal benefits that we provided to certain NEOs in 2025 where the aggregate amount of such compensation exceeds $10,000. 2025 perquisites valued at incremental cost (the cost incurred by The Cigna Group due to the NEO’s personal use or benefit) are as follows:
•For Mr. Cordani, perquisites included the use of the corporate aircraft for personal travel ($482,361); fees for a Hart-Scott-Rodino filing required in connection with Mr. Cordani’s Cigna stock ownership ($30,000); fees for financial planning, tax preparation, and legal services related to tax and estate planning ($49,981); and costs for personal umbrella liability coverage.
Costs associated with providing personal security to our NEOs are not reflected herein as perquisites. Our NEOs are highly valued, visible assets of the Company and, as such, we view costs associated with their safety and security as being integrally and directly related to the performance of their executive duties.
Grants of Plan-Based Awards in 2025
This table provides information about annual incentive targets for 2025 and grants of plan-based awards made in 2025 to the NEOs. The disclosed dollar and share amounts do not necessarily reflect the actual amounts that will be paid or issued to the NEOs. Those amounts will be known only if and when the awards vest or become payable.

Name (a)	Grant Date (b)	Award Type (c)							All Other Stock Awards: Number of Shares of Stock or Units (#) (j)	All Other Option Awards: Number of Securities Underlying Options (#) (k)	Exercise or Base Price of Option Awards ($/Sh) (l)	Closing Market Price on Date of Grant ($/Sh) (m)	Grant Date Fair Value of Stock and Option Awards ($) (n)
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
			Threshold ($) (d)	Target ($) (e)	Max. ($) (f)	Threshold (#) (g)	Target (#) (h)	Max. (#) (i)

David M. Cordani	—	EIP	—	3,200,000	6,400,000
	2/28/25	SPS				4,169	33,350	66,700					10,528,971
	2/28/25	RSG							11,117				3,400,190
	2/28/25	Option								39,476	305.855	308.85	3,400,019
Ann M. Dennison	—	EIP	—	1,075,616	2,151,232
	2/28/25	SPS				409	3,270	6,540					1,032,376
	5/30/25	SPS				298	2,384	4,768					774,881
	2/28/25	RSG							1,635				500,073
	2/28/25	Option						.		5,806	305.855	308.85	500,064

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COMPENSATION MATTERS

Name (a)	Grant Date (b)	Award Type (c)							All Other Stock Awards: Number of Shares of Stock or Units (#) (j)	All Other Option Awards: Number of Securities Underlying Options (#) (k)	Exercise or Base Price of Option Awards ($/Sh) (l)	Closing Market Price on Date of Grant ($/Sh) (m)	Grant Date Fair Value of Stock and Option Awards ($) (n)
Name (a)	Grant Date (b)	Award Type (c)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (j)	All Other Option Awards: Number of Securities Underlying Options (#) (k)	Exercise or Base Price of Option Awards ($/Sh) (l)	Closing Market Price on Date of Grant ($/Sh) (m)	Grant Date Fair Value of Stock and Option Awards ($) (n)
Name (a)	Grant Date (b)	Award Type (c)	Threshold ($) (d)	Target ($) (e)	Max. ($) (f)	Threshold (#) (g)	Target (#) (h)	Max. (#) (i)	All Other Stock Awards: Number of Shares of Stock or Units (#) (j)	All Other Option Awards: Number of Securities Underlying Options (#) (k)	Exercise or Base Price of Option Awards ($/Sh) (l)	Closing Market Price on Date of Grant ($/Sh) (m)	Grant Date Fair Value of Stock and Option Awards ($) (n)

Brian C. Evanko	—	EIP	—	2,151,233	4,302,466
	2/28/25	SPS				1,349	10,790	21,580					3,406,525
	2/28/25	RSG							5,395				1,650,088
	2/28/25	Option								19,158	305.855	308.85	1,650,055
Nicole S. Jones	—	EIP	—	1,000,000	2,000,000
	2/28/25	SPS				787	6,294	12,588					1,987,087
	2/28/25	RSG							3,147				962,526
	2/28/25	Option								11,176	305.855	308.85	962,575
Everett Neville	—	EIP	—	800,000	1,600,000
	2/28/25	SPS				450	3,597	7,194					1,135,614
	2/28/25	RSG							1,799				550,233
	2/28/25	Option								6,386	305.855	308.85	550,018
Eric P. Palmer	—	EIP	—	0	0
	2/28/25	SPS				1,349	10,790	21,580					3,406,525
	2/28/25	RSG							5,395				1,650,088
	2/28/25	Option								19,158	305.855	308.85	1,650,055
Noelle K. Eder	—	EIP	—	0	0
	2/28/25	SPS				787	6,294	12,588					1,987,087
	2/28/25	RSG							3,147				962,526
	2/28/25	Option								11,176	305.855	308.85	962,575
Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (Columns (e) and (f))
Amounts in column (e) represent annual incentive targets for the 2025 performance period. Individual award values can range from 0% to 200% of target (as reflected in column (f)). The actual amounts earned by each NEO and paid in 2025 were as follows: Mr. Cordani – $3,200,000; Ms. Dennison – $1,075,000; Mr. Evanko – $2,150,000; Ms. Jones – $1,100,000; Mr. Neville – $1,000,000; Mr. Palmer – $0; and Ms. Eder – $0.

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COMPENSATION MATTERS
Estimated Future Payouts Under Equity Incentive Plan Awards (Columns (g), (h) and (i))
Represents SPSs awarded for the 2025–2027 performance period. The SPS awards are not fully vested until paid in the year following the close of the three-year performance period. The People Resources Committee will determine payout of this SPS award, if any, in 2028 based on achievement of the three-year performance goals.
The number of shares paid can range from 0% to 200% of the number of SPSs awarded. Threshold shares represent a threshold value for the SPS awards at 12.5% of target, which represents the lowest non-zero level of share payout under these awards, assuming achievement at threshold for relative total shareholder return. Ms. Dennison was granted a transitional 2025–2027 SPS award on May 30, 2025 in connection with her promotion to Executive Vice President, Chief Financial Officer. Consistent with the terms of the grant agreements, Mr. Palmer and Ms. Eder forfeited their 2025–2027 SPS awards in connection with their terminations.
All Other Stock Awards (Column (j))
Represents restricted stock granted under the LTIP and approved by the People Resources Committee at its February 2025 meeting as part of each NEO’s long-term incentive award. Restricted stock represented 25% of the long-term incentive awards for executive officers in 2025, excluding Mr. Cordani, whose restricted stock award represented 20% of his total long-term incentive award. These restricted stock awards will vest in three equal annual installments beginning March 1, 2026. Consistent with the terms of their grant agreements, Ms. Eder forfeited her restricted stock award and Mr. Palmer will continue to vest in his restricted stock award on the originally scheduled vesting dates for a period of 12 months following his termination.
All Other Option Awards (Column (k))
Represents stock option awards granted under the LTIP and approved by the People Resources Committee at its February 2025 meeting as part of each NEO’s long-term incentive award. Stock options represented 25% of the long-term incentive awards for executive officers in 2025 excluding Mr. Cordani, whose stock option award represented 20% of his total long-term incentive award. These stock options will vest in three equal annual installments beginning March 1, 2026. Consistent with the terms of their grant agreements, Ms. Eder forfeited her stock option award and Mr. Palmer will continue to vest in his stock option award on the originally scheduled vesting dates for a period of 12 months following his termination.
Exercise or Base Price of Option Awards (Column (l))
Pursuant to the LTIP, the stock option exercise price is the average of the high and low trading price of The Cigna Group common stock on the date of the award.
Grant Date Fair Value of Stock and Options Awards (Column (n))
These amounts represent the grant date fair value of equity awards computed in accordance with ASC Topic 718, applying the same model and assumptions The Cigna Group uses for financial statement reporting purposes. The award values represented in the table are theoretical and may not correspond to the actual value that will be recognized by the NEO. The grant date fair value of SPS awards granted in 2025 reflects the probable achievement level based on accounting assumptions of the TSR performance condition as of the grant date for the assumed award value of SPS awards as shown in the CD&A. TSR performance comprises 50% of the weighting of the SPS performance measures. This forecasted performance condition creates an accounting grant date fair value that differs from the assumed award value granted to each NEO (as reflected in the CD&A).

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Outstanding Equity Awards at Year-End 2025
This table provides information about unexercised stock options and unvested stock awards (restricted stock and SPSs) held as of December 31, 2025 by the NEOs.

	Option Awards				Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#)(1) Unexercisable (c)	Option Exercise Price ($) (d)	Option Expiration Date (e)	Number of Shares or Units of Stock That Have Not Vested (#)(1) (f)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2) (g)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)(1) (h)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(2) (i)

David M. Cordani	119,053	0	149.1350	2/28/2027	45,144	12,424,983	63,130	17,375,270
	93,490	0	197.3500	2/28/2028
	63,553	0	183.4405	2/27/2029
	66,718	0	192.0200	2/26/2030
	80,855	0	213.8000	2/24/2031
	57,284	0	227.0200	2/23/2032
	26,760	13,380	294.6100	2/22/2033
	12,054	24,108	336.4750	2/28/2034
	0	39,476	305.8550	2/28/2035
Total	519,767	76,964			45,144	12,424,983	63,130	17,375,270
Ann M. Dennison	1,804	3,610	336.4750	2/28/2034	2,626	722,754	8,626	2,374,134
	0	5,806	305.8550	2/28/2035
Total	1,804	9,416			2,626	722,754	8,626	2,374,134
Brian C. Evanko	5,849	0	149.1350	2/28/2027	16,709	4,598,818	21,044	5,791,940
	6,311	0	197.3500	2/28/2028
	8,286	0	183.4405	2/27/2029
	12,010	0	192.0200	2/26/2030
	18,736	0	213.8000	2/24/2031
	21,297	0	227.0200	2/23/2032
	10,845	5,423	294.6100	2/22/2033
	6,225	12,452	336.4750	2/28/2034
	0	19,158	305.8550	2/28/2035
Total	89,559	37,033			16,709	4,598,818	21,044	5,791,940
Nicole S. Jones	15,346	0	192.0200	2/26/2030	9,996	2,751,199	11,607	3,194,595
	18,597	0	213.8000	2/24/2031
	15,753	0	227.0200	2/23/2032
	6,972	3,487	294.6100	2/22/2033
	3,225	6,452	336.4750	2/28/2034
	0	11,176	305.8550	2/28/2035
Total	59,893	21,115			9,996	2,751,199	11,607	3,194,595
Everett Neville	3,622	0	227.0200	2/23/2032	6,111	1,681,931	6,941	1,910,371
	2,195	2,196	294.6100	2/22/2033
	2,030	4,061	336.4750	2/28/2034
	0	6,386	305.8550	2/28/2035
Total	7,847	12,643			6,111	1,681,931	6,941	1,910,371

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COMPENSATION MATTERS

	Option Awards				Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#)(1) Unexercisable (c)	Option Exercise Price ($) (d)	Option Expiration Date (e)	Number of Shares or Units of Stock That Have Not Vested (#)(1) (f)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2) (g)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)(1) (h)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(2) (i)

Eric P. Palmer	298	0	213.8	2/24/2031	11,260	3,099,090	0	0
	459	0	227.02	2/23/2032
	13,066	6,534	294.61	2/22/2033
	6,225	6,226	336.475	2/28/2034
	0	6,386	305.855	2/28/2035
Total	20,048	19,146			11,260	3,099,089.8	0	0
(1)The following table shows the vesting dates of stock options, restricted stock, and SPSs that have not vested, held as of December 31, 2025 by the NEOs.

	Number of Stock Options That Have Not Vested (a)	Vesting Date (b)	Vesting Amount (c)	Number of Shares or Units That Have Not Vested (i) (d)	Vesting Date (i) (e)	Vesting Amount (f)	Number of Equity Incentive Plan Award Shares or Units That Have Not Vested (ii) (g)	Vesting Date (ii) (h)	Vesting Amount (i)

David M. Cordani	13,380	3/1/2026	13,380	23,788	3/1/2026	23,788	63,130	2027	29,780
	24,108	3/1/2026	12,054	3,621	3/1/2026	3,621		2028	33,350
		3/1/2027	12,054	6,618	3/1/2026	3,309
	39,476	3/1/2026	13,158		3/1/2027	3,309
		3/1/2027	13,159	11,117	3/1/2026	3,705
		3/1/2028	13,159		3/1/2027	3,706
					3/1/2028	3,706
Total			76,964			45,144			63,130
Ann M. Dennison	3,610	3/1/2026	1,805	991	3/1/2026	495	8,626	2027	2,972
		3/1/2027	1,805		3/1/2027	496		2028	5,654
	5,806	3/1/2026	1,935	1,635	3/1/2026	545
		3/1/2027	1,935		3/1/2027	545
		3/1/2028	1,936		3/1/2028	545
Total			9,416			2,626			8,626
Brian C. Evanko	5,423	3/1/2026	5,423	6,428	3/1/2026	6,428	21,044	2027	10,254
	12,452	3/1/2026	6,226	1,468	3/1/2026	1,468		2028	10,790
		3/1/2027	6,226	3,418	3/1/2026	1,709
	19,158	3/1/2026	6,386		3/1/2027	1,709
		3/1/2027	6,386	5,395	3/1/2026	1,798
		3/1/2028	6,386		3/1/2027	1,798
					3/1/2028	1,799
Total			37,033			16,709			21,044

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	Number of Stock Options That Have Not Vested (a)	Vesting Date (b)	Vesting Amount (c)	Number of Shares or Units That Have Not Vested (i) (d)	Vesting Date (i) (e)	Vesting Amount (f)	Number of Equity Incentive Plan Award Shares or Units That Have Not Vested (ii) (g)	Vesting Date (ii) (h)	Vesting Amount (i)

Nicole S. Jones	3,487	3/1/2026	3,487	4133	3/1/2026	4,133	11,607	2027	5,313
	6,452	3/1/2026	3,226	944	3/1/2026	944		2028	6,294
		3/1/2027	3,226	1,772	3/1/2026	886
	11,176	3/1/2026	3,725		3/1/2027	886
		3/1/2027	3,725	3,147	3/1/2026	1,049
		3/1/2028	3,726		3/1/2027	1,049
					3/1/2028	1,049
Total			21,115			9,996			11,607
Everett Neville	2,196	3/1/2026	2,196	2,602	3/1/2026	2,602	6,941	2027	3,344
	4,061	3/1/2026	2,030	595	3/1/2026	595		2028	3,597
		3/1/2027	2,031	1,115	3/1/2026	557
	6,386	3/1/2026	2,128		3/1/2027	558
		3/1/2027	2,129	1,799	3/1/2026	599
		3/1/2028	2,129		3/1/2027	600
					3/1/2028	600
Total			12,643			6,111			6,941
Eric P. Palmer	6,534	3/1/2026	6,534	5,985	3/1/2026	5,985
	6,226	3/1/2026	6,226	1,768	3/1/2026	1,768
	6,386	3/1/2026	6,386	1,709	3/1/2026	1,709
				1,798	3/1/2026	1,798
Total			19,146			11,260			0
i.These columns include unvested restricted stock and SPSs granted for the 2023–2025 performance period. The number of SPSs reported in these columns reflects the shares vested in March 2026 for the 2023–2025 performance period at their actual payout percentage. As of December 31, 2025, the relevant performance conditions had been satisfied, but the awards were not fully vested until payout in March 2026.
ii.These columns include unvested SPSs granted for the 2024–2026 and 2025–2027 performance periods. The SPS awards are not fully vested until paid in the year following the close of the three-year performance period. The People Resources Committee determines payout, if any, in the year of vesting based on achievement of three-year performance goals. It is not possible to determine SPS award vesting amounts until the end of the three-year performance period. Notwithstanding this, the SPS amounts reported in these columns assumes that each of the performance measures is achieved at target (100%). Because payment will be made in The Cigna Group common stock, the actual value will be based on The Cigna Group common stock price at the time of payment.
(2)Based on the closing price of the Company’s common stock on December 31, 2025 ($275.23).

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COMPENSATION MATTERS
Option Exercises and Stock Vested in 2025
This table provides information about the number of shares of The Cigna Group common stock acquired and value realized by the NEOs upon exercise of stock options and the vesting of restricted stock and SPS awards during 2025. No SPSs awarded for the 2023–2025, 2024–2026, or 2025–2027 performance periods vested in 2025.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized upon Exercise ($) (c)(1)	Number of Shares Acquired on Vesting (#) (d)	Value Realized upon Vesting ($) (e)(1)

David M. Cordani			60,626(2)(3)	18,543,068
Ann M. Dennison			495(3)	151,401
Brian C. Evanko	6,269	1,016,940	17,015(2)(3)	5,204,208
Nicole S. Jones	27,430	2,991,050	12,064(2)(3)	3,689,895
Everett Neville			8,210(2)(3)	2,511,111
Eric P. Palmer	111,465	14,419,694	21,524(2)(3)	6,583,331
Noelle K. Eder	28,176	1,539,342	11,014(2)(3)	3,368,742
(1)Value realized upon exercise of option awards is calculated by multiplying the number of shares acquired upon exercise by the difference between the market price at the time of the transaction and the option’s exercise price. For stock awards, the value realized upon vesting is calculated by multiplying the number of shares acquired upon vesting by the market value per share of The Cigna Group common stock. The market value is calculated, consistent with the LTIP definition of fair market value per share, as the average of the high and the low trading price per share of The Cigna Group common stock on the applicable vesting date (or on the most recent previous trading day if the vesting date occurred on a non-trading day).
(2)Includes the vesting on March 1, 2025 of 2022–2024 SPS awards as follows: Mr. Cordani – 49,437; Mr. Evanko – 12,254; Ms. Jones – 9,064; Mr. Neville – 6,251; Mr. Palmer – 15,982; and Ms. Eder – 8,127 . The market value on March 1, 2025 was $305.86 per share.
(3)On March 1, 2025 restricted shares vested as follows: Mr. Cordani — 11,189 shares; Ms. Dennison – 495 shares; Mr. Evanko – 4,761 shares; Ms. Jones – 3,000 shares; Mr. Neville – 1,959 shares; Mr. Palmer – 5,542 shares; and Ms. Eder – 2,887 shares. The market value on March 1, 2025 was $305.86 per share.

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Pension Benefits for 2025
This table shows the present value as of December 31, 2025 of the estimated pension benefits payable upon retirement at age 65 to each of the NEOs who participate in a pension plan. The amounts shown are present values and not necessarily the actual amounts that will be paid to the NEOs because those amounts will not be known until the pension benefits become payable.

Name (a)	Plan Name (b)	Number of Years Credited Service (#) (c)(1)	Present Value of Accumulated Benefit ($) (d)(2)	Payments During the Last Fiscal Year ($) (e)

David M. Cordani	Cigna Pension Plan (Part A)	18	24,262	—
	Cigna Pension Plan (Part B)	18	382,125	—
	Cigna Supplemental Pension Plan	18	216,037	—
	Cigna Supplemental Pension Plan of 2005	18	707,270	—
Brian C. Evanko	Cigna Pension Plan (Part B)	12	156,983	—
	Cigna Supplemental Pension Plan of 2005	12	3,415	—
Nicole S. Jones	Cigna Pension Plan (Part B)	3	60,772	—
	Cigna Supplemental Pension Plan of 2005	3	62,393	—
Eric P. Palmer	Cigna Pension Plan (Part B)	11	0	147,311
	Cigna Supplemental Pension Plan of 2005	11	13,261	—
(1)Mr. Cordani, Mr. Evanko, Ms. Jones, and Mr. Palmer have not received additional credited years of service under the Cigna Pension Plan, Cigna Supplemental Pension Plan, and the Cigna Supplemental Pension Plan of 2005 since 2009, when such plans were frozen.
(2)Assumptions used in the calculations of the amounts in this column are included in Note 17 to our audited financial statements for the year ended December 31, 2025, included in our Annual Report on Form 10-K. The actuarial present values of the prior period benefits were, in part, computed as a projected lump sum payout payable at normal retirement age (age 65), which was then discounted to the present value as of December 31, 2025 using the same assumptions as those used for financial reporting purposes. The assumptions are interest discount rates of 5.28% for the Cigna Pension Plan and 4.99% for the Cigna Supplemental Pension Plan and the Cigna Supplemental Pension Plan of 2005, and the PRI-2012 White Collar Table with Improvement Scale MP 2021 on a generational basis for those plans.
Cigna Pension Plan
The Cigna Pension Plan (CPP), a tax-qualified plan, was frozen effective July 1, 2009, and does not cover employees hired after that date. From 2000 to July 2009, the CPP covered all U.S.-based full-time employees, including the NEOs serving during that time. The Cigna Group makes all the contributions necessary to fund CPP benefits for deposit into a trust fund. The annual contributions meet or exceed the amount required to meet the applicable minimum funding requirements. Benefits are payable only after the termination of an employee’s service with The Cigna Group.
The CPP consists of Parts A and B, as described below. Part A covered certain employees hired before 1989, while Part B covered all other eligible U.S. employees. The CPP’s benefit formulas applied equally to NEOs and other employees. CPP benefits are based on an employee’s years of credited service and eligible earnings.
•“Credited service” is generally the period of an employee’s service with a company of The Cigna Group while the individual participated in the CPP. An employee received credit for one year of credited service for any calendar year in which the employee was credited with at least 1,000 hours of service. No employee has received credit for any service after 2009.
•“Eligible earnings” include base salary and annual incentive pay, but not payments under any long-term incentive compensation plans. Earnings after July 1, 2009 are not eligible earnings.

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COMPENSATION MATTERS
Part A
For credited service before April 1, 2008, Part A provides an annual retirement benefit stated in terms of a single life annuity payable at age 65. That annual benefit equals:
•the employee’s years of credited service (up to a maximum of 30 years);
•multiplied by 2% of the higher of the employee’s average annual eligible earnings over (a) the final 36 months of service, and (b) the three consecutive calendar years with the highest eligible earnings; and
•minus an offset equal to approximately half of the employee’s annual Social Security benefits.
On March 31, 2008, this formula was frozen so that credited service after March 31, 2008 and eligible earnings after July 1, 2009 are not counted.
Part A benefits under the frozen formula are generally payable only in annuity form as early as age 55. An actuarial reduction applies if benefit payments begin before age 65. All Part A participants are 100% vested.
Effective April 1, 2008, The Cigna Group adopted a new cash balance formula under Part A. For credited service on or after April 1, 2008, the plan provides a retirement benefit stated as a lump sum hypothetical account balance. That account balance equals the sum of (1) the employee’s accumulated annual benefit credits and (2) quarterly interest credits.
For each year that an employee earned a year of credited service, the employee’s account received annual benefit credits equal to a percentage of eligible earnings: 8% for 2008 eligible earnings after March 31, 2008; 9% for 2009 eligible earnings through July 1, 2009; and 3% once an employee has 30 years of credited service.
On the last day of each calendar quarter until an employee’s benefit is paid, the employee’s account also receives interest credits, which are based on an annual rate equal to the lesser of 9% or the yield on the five-year U.S. Treasury Constant Maturity Notes for the month of November of the preceding calendar year, plus 25 basis points. However, the annual rate will not be less than 4.5%.
The hypothetical account balance is payable as early as an employee’s termination of employment. Payments may be made in annuity form or lump sum, at the employee’s election, subject to the terms of the CPP.
Part B
Part B provides a retirement benefit stated as a lump sum hypothetical account balance similar to the Part A cash balance benefit described above. However:
•Annual Part B benefit credits range from 3% to 8.5% of eligible earnings, based on the employee’s age and accumulated years of credited service.
•Effective July 1, 2009, when the Plan was frozen, any Part B participant employed by The Cigna Group on April 1, 2009 became 100% vested.
Cigna Supplemental Pension Plan and Cigna Supplemental Pension Plan of 2005
The Cigna Supplemental Pension Plan (CSPP), an unfunded, nonqualified plan, was frozen effective December 31, 2004, and replaced with the Cigna Supplemental Pension Plan of 2005 (CSPP 2005), also an unfunded, nonqualified plan, which was frozen effective July 1, 2009.
The CSPP provides an additional pension benefit to any employee whose CPP benefit is limited by one or more federal income tax laws, including limitations on compensation recognition, limitations on retirement benefits amounts, and an exclusion from eligible earnings of any compensation deferred under a nonqualified deferred compensation arrangement. The additional benefit equals the amount by which those limits reduce the pension benefit an employee would otherwise receive under the CPP. The same plan provisions, including the definitions of service and earnings, apply equally to all employees with compensation above the qualified plan limits, including the NEOs.
In calculating CSPP benefits, the above limits are ignored; otherwise, the regular CSPP formulas and other terms and conditions apply. CSPP benefits are paid in the year after an employee reaches age 55 or separates from service with The Cigna Group, whichever is later. Pre-2005 benefits are ordinarily paid in a lump sum, based on the rules of the CSPP, but an employee who makes a timely election in compliance with applicable tax law may have all or part of the

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benefit that was earned and vested before 2005 paid in equivalent monthly installments. Any lump sum more than $100,000 is payable in two installments, with the second installment paid one year after the first. Supplemental pension plan benefits earned after 2004 are covered under the CSPP 2005, which provides only for payments in a lump sum in the year after an employee separates from service or reaches age 55, whichever is later.
Nonqualified Deferred Compensation for 2025
This table provides information about the contributions, earnings, and balances for the NEOs under deferred compensation plans as of and for the year ended December 31, 2025.

Name (a)	Plan Name (b)	Executive Contributions in Last FY ($) (c)	Registrant Contributions in Last FY(1) ($) (d)	Aggregate Earnings in Last FY ($) (e)	Aggregate Withdrawal/Distributions ($) (f)	Aggregate Balance at Last FYE ($) (g)(2)

David M. Cordani	Cigna Deferred Compensation Plan	—	—	15,646	—	939,111
	Supplemental 401(k)	—	59,550(3)	37,519	—	1,097,341
Ann M. Dennison	Supplemental 401(k)	—	18,555(3)	149	—	22,666
Brian C. Evanko	Supplemental 401(k)	—	36,346(3)	7,231	—	236,277
Nicole S. Jones	Supplemental 401(k)	—	22,728(3)	10,001	—	299,350
Everett Neville	Supplemental 401(k)	—	20,550(3)	3,473	—	116,569
	Express Scripts Executive Deferred Compensation Plan	—	—	(15,351)	—	6,860,166
Eric P. Palmer	Cigna Deferred Compensation Plan	—	—	4,573	—	253,161
	Supplemental 401(k)	—	—	9,929	—	274,613
Noelle K. Eder	Supplemental 401(k)	—	—	2,686	—	74,223
(1)The Cigna Group contributions to the Supplemental 401(k) Plan are included in the “All Other Compensation” column of the 2025 Summary Compensation Table.
(2)Amounts contributed by a NEO and by the Company in prior years have been reported in the Summary Compensation Tables in the previously filed proxy statements in the year earned to the extent such person was a named executive officer for purposes of the SEC’s executive compensation disclosure.
(3)Includes a contribution made to the NEO under The Cigna Group Supplemental 401(k) Plan in 2025 with respect to 2025 compensation.
Cigna Deferred Compensation Plan
The Cigna Group credits deferred compensation with hypothetical investment earnings during the deferral period as follows:
•Deferred cash compensation is credited with amounts that equal the gains (or losses) on the actual investment options available under The Cigna Group 401(k) Plan. The 401(k) Plan investment options include a default fixed income fund with an annual interest rate applicable for 2025 of 3.85%, which is not considered an “above market” interest rate as defined by the SEC. The fixed income fund is the only hypothetical investment option available to non-executive employees.
•Deferred shares of The Cigna Group common stock are credited with amounts equal to any dividends that are paid on actual shares of The Cigna Group common stock. These hypothetical dividends are treated as deferred cash compensation.

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Generally, payments of deferrals after 2004 will be made or will begin during one of the following periods: July of the year following the year of an executive’s separation from service; the 90-day period beginning January 1 of the year following the year of an executive’s death; or a date specified by the officer or by The Cigna Group. Deferred compensation balances represent a general unsecured and unfunded obligation of The Cigna Group.
Subject to limitations under The Cigna Group Securities Transactions and Insider Trading Policy, executive officers who participate in The Cigna Group Deferred Compensation Plan can defer up to 100% of their base salary and annual incentive award and may change their hypothetical investment allocations on deferrals once per quarter.
Express Scripts, Inc. Executive Deferred Compensation Plan
Future deferrals to the Express Scripts Deferred Compensation Plan (EDCP) were frozen effective January 1, 2020. Amounts contributed to the EDCP by the participant are deemed to be invested in the hypothetical investment options selected by the participant from a defined set of investment options and a Company stock fund. Contributions made by the Company are allocated as follows: 75% of the contribution is allocated to the participant’s selected hypothetical investment options and 25% is allocated to the Company stock fund. Accounts under the EDCP are deemed to be invested in hypothetical investment options selected by the participant. Hypothetical investment options include a stable value option that provided a 3.0% return in 2020 and a stock fund that related to Cigna common stock. When an executive becomes eligible for retirement under the EDCP (minimum age of 55 and a combined age plus years of service with the company of 65), or upon termination due to death or disability (as defined in the EDCP plan), company-provided EDCP contributions vest in full. Upon termination for any reason other than death, disability, or retirement, all unvested company-provided EDCP contributions are forfeited. Withdrawals and distributions of vested amounts are made after termination from the Company, either at a fixed time in a lump sum payment or pursuant to a previously specified fixed schedule.
The EDCP does not credit above-market or preferential earnings on nonqualified deferred compensation. Distribution of a participant’s EDCP account is made in cash, except for those amounts that are invested in the Company stock fund, which are distributed in whole shares of our common stock with fractional shares paid in cash. Participants in the EDCP may change their hypothetical investment allocations on deferrals at any time, subject to limitations under the Insider Trading Policy.
Potential Payments upon Termination or Change of Control
The Contingent Payments Table reflects the estimated amount of incremental compensation that would become payable to each of the NEOs under existing plans and arrangements if the NEO’s employment had terminated in certain scenarios on December 31, 2025, the last business day of 2025, given the NEO’s compensation and service levels as of such date and, if applicable, based on our closing stock price on December 31, 2025 ($275.23 per share).
All change of control benefits are “double-trigger,” which means that they are payable only upon a change of control followed by a qualifying termination of employment. Additionally, in connection with any actual termination of employment or change of control transaction, we may decide to enter into an agreement or to establish an arrangement providing additional benefits or amounts or alter the terms of the benefits described below, as the People Resources Committee or, for Mr. Cordani, the independent members of the Board, determines appropriate.
The actual incremental amounts that would be paid upon a NEO’s termination of employment or in connection with a change of control can be determined only at the time of any such event. The calculation of the hypothetical amounts paid to each of the NEOs in the circumstances described below relies on assumptions used in making the calculations. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be higher or lower than those reported below. Factors that could affect these amounts include the timing during the year of any such event, our stock price, and specific plan terms that govern administration of payments. See also “Employment Arrangements and Post-Termination Payments” in the CD&A for a description of The Cigna Group policies on severance pay.

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COMPENSATION MATTERS
In April 2025, in connection with Mr. Palmer’s involuntary termination without cause, the Company and Mr. Palmer executed an Agreement and Release (the Palmer Agreement). The Palmer Agreement includes customary confidentiality, non-solicitation, non-competition, and non-disparagement provisions. In addition, under the Palmer Agreement, Mr. Palmer received a cash payment consistent with the terms of the Cigna Executive Severance Benefits Plan for executive officers that are involuntarily terminated without cause. This cash payment, which is subject to the terms of the release, of $5.2 million, reflects: (1) 78 weeks of base pay; (2) 150% of Mr. Palmer’s 2025 EIP target; (3) a payment equal to Mr. Palmer’s 2025 EIP target, prorated through April 26, 2025; and (4) a COBRA subsidy equal to the costs of the Company’s contribution for active medical coverage for 18 months. Consistent with and subject to the terms of such equity awards granted under the LTIP, stock options, restricted stock, and SPSs that are scheduled to vest within 12 months of April 26, 2025 will continue to vest, and SPSs will be paid out based on actual performance. Any equity scheduled to vest beyond 12 months of April 26, 2025 was forfeited. The percentage of actual shares earned and timing of the payment of the SPS awards will be determined by the Committee in accordance with the terms of the LTIP. Stock options granted prior to 2021 expired the earlier of the original expiration date or 90 days after April 26, 2025. Stock options granted in or after 2021 will expire 90 days after April 26, 2026.
In calculating the hypothetical payment amounts, we have assumed that: (1) change of control and termination occur as of December 31, 2025; (2) payments of benefits are made in a lump sum on December 31, 2025 unless otherwise noted; and (3) the value of options would be equal to the value realized upon exercise of those options that accelerate as a result of the applicable event and that were in the money as of December 31, 2025. However, the actual exercise date of options is not known and payment dates would vary because of Internal Revenue Code rules relating to deferred compensation.
The following table does not include certain nonforfeitable payments or benefits, such as 401(k), supplemental 401(k), vested deferred compensation, pension plans, and the value of previously vested in-the-money options, assuming exercise. In each case, the NEO would, subject to certain limitations, receive these payments or benefits upon termination, including voluntary termination or termination for cause.
Contingent Payment Descriptions
The aggregate amounts in the Contingent Payments Table appear under the following headings:
•Severance, which refers to salary continuation upon involuntary termination, or salary continuation upon involuntary termination and change of control for the NEOs.
•Annual Incentive, which refers to annual cash incentive awards payable to the NEOs.
•Vesting of Previously Awarded Long-Term Incentives, which refers to retention and continued vesting of in-the-money options, restricted stock, and SPSs.
•Other Benefits, which includes the cost to the Company for outplacement services and/or Company-paid basic life insurance.
•Change of Control Cut-Back, which refers to the application of the reduction of the total payment upon change of control pursuant to which an executive’s change of control benefits will be reduced enough to avoid the excise tax entirely. Otherwise, the executive will receive the full amount of change of control benefits and will be responsible for any resulting excise tax if this alternative provides the executive with the greater amount of after-tax benefits.
Hypothetical payment amounts represent an approximation of the potential payment.

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COMPENSATION MATTERS

Contingent Payments All Actions Assume a December 31, 2025 Termination Date

	Involuntary Termination Not for Cause ($) (a)	Termination upon a Change of Control ($) (b)	Early Retirement or Retirement ($) (c)	Termination upon Death or Disability ($) (d)

David M. Cordani
Severance	9,600,000	14,400,000	0	0
Annual Incentive	3,200,000	3,200,000	3,200,000	0
Vesting of Previously Awarded Long-Term Incentives	11,895,716	32,221,727	23,370,330	32,221,727
Other Benefits	43,931	43,931	0	0
TOTAL	24,739,647	49,865,658	26,570,330	32,221,727
Ann M. Dennison
Severance	2,813,424	5,626,848	0	0
Annual Incentive	1,075,616	1,075,616	0	0
Vesting of Previously Awarded Long-Term Incentives	286,239	3,096,888	0	3,096,888
Other Benefits	46,988	46,988	0	0
TOTAL	4,222,267	9,846,340	0	3,096,888
Brian C. Evanko
Severance	4,876,849	9,753,699	0	0
Annual Incentive	2,151,233	2,151,233	0	0
Vesting of Previously Awarded Long-Term Incentives	3,792,669	11,044,980	0	11,044,980
Other Benefits	43,931	43,931	0	0
TOTAL	10,864,682	22,993,843	0	11,044,980
Nicole S. Jones
Severance	2,850,000	5,700,000	0	0
Annual Incentive	1,000,000	1,000,000	1,000,000	0
Vesting of Previously Awarded Long-Term Incentives	2,350,464	6,366,345	4,724,048	6,366,345
Other Benefits	43,931	43,931	0	0
TOTAL	6,244,395	13,110,276	5,724,048	6,366,345
Everett Neville
Severance	2,400,000	5,160,000	0	0
Annual Incentive	800,000	800,000	800,000	0
Vesting of Previously Awarded Long-Term Incentives	1,463,123	3,857,348	2,890,465	3,857,348
Other Benefits	36,325	36,325	0	0
TOTAL	4,699,448	9,853,673	3,690,465	3,857,348
Involuntary Termination Not for Cause (Column (a))
Pursuant to the Executive Severance Benefits Plan, upon a termination of employment without cause (not including by reason of death or disability), executive officers would receive the following:
•In the case of the CEO, base pay for 104 weeks plus 200% of his current EIP target; in the case of each other executive officer, base pay for 78 weeks plus 150% of such executive officer’s current EIP target.

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COMPENSATION MATTERS
•A payment equal to the executive officer’s prorated EIP target for the year of termination and, if the separation date occurs before the payment of the annual incentive for the preceding year, an amount equal to the executive officer’s EIP target.
•Stock options, restricted stock, and SPS awards that are scheduled to vest within 12 months of an involuntary termination not for cause will continue to vest, and SPSs will be paid out based on actual performance. Awards that are not scheduled to vest within 12 months of the termination date would be forfeited. For stock options, the value shown was determined by subtracting the exercise price from the closing price of The Cigna Group common stock on December 31, 2025 ($275.23). For restricted stock and SPS awards, the value represents the number of shares of restricted stock or SPSs (at target performance) multiplied by the closing price of The Cigna Group’s common stock on December 31, 2025.
•Six months of outplacement services paid by the Company. For purposes of this estimate, a cost of $15,000 for outplacement services was used.
•A COBRA subsidy equal to the cost of the Company’s contributions for active medical coverage for up to 18 months.
Receipt of any payments or benefits under the Executive Severance Benefits Plan requires that the executive comply with any non-disclosure, non-competition, non-solicitation, and cooperation agreements entered into with the Company and execute a separation and release of claims agreement. If an executive fails to comply with any terms of the plan, including the aforementioned restrictive covenants, the Company may require repayment of any benefits received by the executive and any payments or benefits not yet received will be forfeited.
Termination upon a Change of Control (Column (b))
The payments and benefits discussed are hypothetical and contingent in nature. However, if a change of control were to occur, executive officers who are terminated (other than as the result of conviction of a felony involving fraud or dishonesty directed against The Cigna Group) within two years after a change of control would be entitled to the following payments and benefits:
•156 weeks of pay at the base salary rate in effect at termination.
•Three times the higher of the executive’s last annual incentive payout and the amount of the executive’s annual incentive target immediately before the change of control.
•A prorated portion of his or her annual incentive target for the year in which termination occurs.
•Payout of all outstanding SPSs based on 100% of the applicable award. The value shown for each NEO represents the number of SPSs estimated to vest multiplied by $275.23, the closing price of The Cigna Group common stock on December 31, 2025.
•Unvested stock options and restricted stock awards would vest. Options granted prior to 2021 would expire on the earlier of the original expiration date or three months after the termination date. Options granted beginning in 2021 would expire on the earlier of the original expiration date or three years after the termination date.
•Six months of outplacement services paid by the Company. For purposes of this estimate, a cost of $15,000 for outplacement services was used.
•A COBRA subsidy equal to the cost of the Company’s contributions for active medical coverage for up to 18 months.
If, within two years after a change of control, any of the following changes affect an executive officer and the executive officer then resigns following written notification to The Cigna Group, the resignation will be treated as a termination upon a change of control: any reduction in compensation; any material reduction in authority, duties, or responsibilities; or a relocation of the executive’s office more than 35 miles from its location on the date of the change of control.
Our LTIP and Executive Severance Benefits Plan provide that if any portion of the change of control benefits paid to an executive officer would be subject to an excise tax, then either: (1) the executive will receive the full amount of the benefits and will pay any resulting excise tax; or (2) the change of control benefits will be reduced enough to avoid the excise tax entirely, whichever alternative provides the executive with the greater amount of after-tax benefits.
Early Retirement or Retirement (Column (c))
On December 31, 2025, of the NEOs serving as executive officers, Mr. Cordani, Ms. Jones, and Mr. Neville were eligible for early retirement or retirement benefits.

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COMPENSATION MATTERS
Upon early retirement (on or after age 55 and at least five years of service) or retirement (on or after age 65 and at least five years of service), the amount of any benefits or payments to a NEO is subject to the discretion of the People Resources Committee and/or the terms of any agreement executed by the Company and the retiring NEO that has been approved by the Committee. From the range of possible decisions the People Resources Committee may make about payments and benefits, a reasonable assumption of payments or benefits that a NEO would receive upon retirement include:
•A prorated portion of that individual’s annual incentive target; and
•Subject to the People Resources Committee’s approval:
•Payout of a prorated portion of previously awarded SPSs based on 100% of the 2023–2025 SPS award, 67% of the 2024–2026 SPS award, and 33% of the 2025–2027 SPS award;
•Continued vesting of any unvested options. All outstanding options would expire on the original expiration date; and
•Continued vesting of any restricted stock awards.
Death or Disability (Column (d))
If a NEO dies while still an active employee, certain benefits are available to that individual’s estate or surviving spouse. Restrictions on restricted stock awards would lapse upon death or disability. Vesting of any unvested options would be accelerated, and the options would become exercisable and expire on the original expiration date. Any outstanding SPSs would receive an immediate payout of 100% of the outstanding awards for the 2023–2025, 2024-2026, and 2025-2027 performance periods.
Pay Ratio
The ratio of our CEO’s total annual compensation to our median employee’s total annual compensation (the CEO Pay Ratio) is a reasonable, good faith estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
For our 2025 CEO Pay Ratio, we identified our median employee using our global employee population as of December 31, 2025 and used taxable compensation for the full year as our consistently applied compensation measure, as permitted by SEC rules. We believe this measure reasonably reflects the annual compensation of our employees.
The Cigna Group is a global health company with employees in 26 countries. For purposes of the calculation of our 2025 CEO Pay Ratio, on December 31, 2025 our global employee population consisted of 57,263 U.S. and 9,164 non-U.S. employees. In accordance with SEC rules, we excluded all employees in the 22 countries with our smallest employee populations, totaling in the aggregate 3,316 employees (approximately 5.0% of our total employee population at December 31, 2025). Employees from the following countries were excluded: Australia (8 employees), Bahrain (4 employees), Belgium (226 employees), Canada (562 employees), Cayman Islands (25 employees), Chile (2 employees), China (17 employees), France (3 employees), Germany (2 employees), Hong Kong (292 employees), Ireland (24 employees), Italy (4 employees), Kenya (468 employees), Kuwait (3 employees), Lebanon (16 employees), Malaysia (534 employees), Netherlands (4 employees), Oman (7 employees), Saudi Arabia (97 employees), Singapore (125 employees), Switzerland (80 employees), and United Kingdom (813 employees). After excluding these employees, our employee population as of December 31, 2025 consisted of 63,111 employees (including 57,263 employees in the U.S. and 5,848 employees outside of the U.S.). This population count excludes 1,284 employees of a health systems integrated pharmacy solutions company that we acquired during 2025.
We calculated the median employee’s total annual compensation in accordance with the requirements of the Summary Compensation Table. Based on our calculation for 2025, our CEO’s annual total compensation for 2025 was $22,866,134 and our median employee’s annual total compensation for 2025 was $73,674. Accordingly, we estimated our CEO Pay Ratio for 2025 to be 310:1. Due to the flexibility afforded by Item 402(u) in calculating the CEO Pay Ratio, the ratio may or may not be comparable to CEO pay ratios presented by other companies.

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COMPENSATION MATTERS
Pay Versus Performance
The performance-based orientation of the Company is reflected in the Board’s view that executive compensation should incentivize superior performance, reward executives for the performance achieved, and be strongly aligned with the interests of our customers, patients, providers, clients, shareholders and other stakeholders.
As discussed in the CD&A, 92% of Mr. Cordani’s compensation (and 82% of other ongoing NEOs’ compensation) for 2025 was performance-based, the largest component of which is long-term incentive compensation (LTI). In each of 2025, 2024, 2023, and 2022, the Board weighted the SPS award proportion (i.e., awards paid out in Company stock based on earnings growth and relative total shareholder return performance over a three-year period) of Mr. Cordani’s LTI award at 60%, an increase from 50% that had been awarded in prior years. 50% of the other NEOs’ LTI compensation was comprised of SPS awards in 2025. As a result, the People Resources Committee believes that the rewards and compensation payouts to our NEOs are aligned with our shareholders’ interests.
As required by Item 402(v) (the Rule) of Regulation S-K, the following sets forth information regarding compensation of our principal executive officer (PEO) and our other NEOs. In accordance with the Rule, the discussion below and its related tables include an amount referred to as “Compensation Actually Paid” as defined in Item 402(v)(2)(iii) of the Rule. The calculation of this amount includes, among other things, the revaluation of unvested and outstanding equity awards. In accordance with the Rule, the revaluation of stock and option awards includes, as applicable:
•The year-end fair value of the awards granted in the covered fiscal year (i.e., 2025) that are outstanding and unvested as of the end of the covered fiscal year;
•The change in fair value from the end of the prior fiscal year (i.e., 2024) to the end of the covered fiscal year with respect to any awards granted in prior years that are outstanding and unvested as of the end of the covered fiscal year;
•The fair value, as of the vesting date, of any awards that were granted and vested in the same covered year; and
•The change in fair value from the end of the prior fiscal year to the vesting date or forfeiture date with respect to any awards granted in prior years that vested or failed to vest, as applicable, in the covered fiscal year. Stock awards include the dollar amount of accrued dividend equivalents.
The data included in the Compensation Actually Paid columns does not reflect the actual amount of compensation earned or paid to our NEOs during the applicable fiscal years. The amounts actually realized by each NEO will depend upon the Company’s performance and the Company’s stock price, including at the time the performance shares are actually delivered and the vested options are actually exercised, as the case may be. For more information about our executive compensation philosophy and the alignment between pay and performance, see the Compensation Discussion and Analysis (CD&A) section of this Proxy Statement.
Pay Versus Performance Table

	Summary Compensation Table Total for Mr. Cordani ($)	Compensation Actually Paid to Mr. Cordani(1) ($)	Average Summary Compensation Table Total for NEOs (other than Mr. Cordani)(2) ($)	Average Compensation Actually Paid to NEOs (other than Mr. Cordani)(1)(2) ($)	Value of Initial Fixed $100 Investment Based On:		Net Income(4) (in millions) ($)	Company-Selected Measure: Adjusted Income from Operations, per Share(5) ($)
Fiscal Year					Company TSR ($)	Peer Group TSR(3) ($)
	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

2025	22,866,134	14,585,303	6,860,004	2,751,809	144.513	148.362	5,957	29.84
2024	23,251,096	18,908,473	8,072,936	6,681,678	142.071	129.464	3,434	27.33
2023	21,047,255	8,072,673	6,801,329	3,510,666	151.573	126.210	5,164	25.09
2022	20,965,504	57,388,994	6,346,552	15,496,862	164.705	123.666	6,704	23.36
2021	19,872,266	15,448,906	7,164,215	5,229,367	112.290	126.131	5,370	20.48
(1)In accordance with SEC rules, certain amounts are deducted from, or added to, the Total column of the Summary Compensation Table to determine Compensation Actually Paid for 2025.

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COMPENSATION MATTERS

	Summary Compensation Table Total ($)	Stock Award Deductions from Summary Compensation Table Total(i) ($)	Change in Pension Present Value Deduction from Summary Compensation Table Total(ii) ($)	Stock Award Additions to Summary Compensation Table Total(iii) ($)	Compensation Actually Paid ($)

David M. Cordani	22,866,134	(17,329,180)	(97,562)	9,145,911	14,585,303
Average Non-PEO NEOs	6,860,004	(4,380,162)	0	271,967	2,751,809
(i)Represents the grant date fair value of equity-based awards granted in 2025.
(ii)Represents the change in the actuarial present value of the accumulated benefits under defined benefit and pension plans reported in the Summary Compensation Table. The Cigna Pension Plan, Cigna Supplemental Pension Plan, and Cigna Supplemental Pension Plan of 2005 are frozen, and there were no additional service costs or any impact on prior-year benefits related to the pension plans during 2024.
(iii)Reflects the value of equity calculated in accordance with the SEC methodology for determining Compensation Actually Paid, as follows:
Mr. Cordani’s Compensation Actually Paid Equity Valuation for 2025

Award Type	Fair Value of Awards Granted in Current Year Outstanding and Unvested as of 12/31/2025 ($)	Change in Fair Value of Outstanding and Unvested Prior Year Awards as of 12/31/2025 ($)	Change in Fair Value of Awards that Vested in 2025 ($)	Fair Value of Awards Forfeited or Cancelled in 2025 ($)	Equity Value in Compensation Actually Paid ($)
	(a)	(b)	(c)	(d)	(e) = (a) + (b) + (c) - (d)

Stock Options	2,323,905	(252,499)	969,366	0	3,040,772
Restricted Stock	3,059,732	(9,317)	332,537	0	3,382,952
Strategic Perf Shares	6,441,297	(5,188,378)	1,469,268	0	2,722,187
Total	11,824,934	(5,450,194)	2,771,171	0	9,145,911

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COMPENSATION MATTERS
Average non-PEO NEOs Compensation Actually Paid Equity Valuation for 2025

Award Type	Fair Value of Awards Granted in Current Year Outstanding and Unvested as of 12/31/2025 ($)	Change in Fair Value of Outstanding and Unvested Prior Year Awards as of 12/31/2025 ($)	Change in Fair Value of Awards that Vested in 2025 ($)	Fair Value of Awards Forfeited or Cancelled in 2025 ($)	Equity Value in Compensation Actually Paid ($)
	(a)	(b)	(c)	(d)	(e) = (a) + (b) + (c) - (d)

Stock Options	479,898	(56,768)	265,541	146,125	542,546
Restricted Stock	631,836	(2,090)	92,350	204,021	518,075
Strategic Perf Shares	770,992	(672,638)	255,978	1,142,986	(788,654)
Total	1,882,726	(731,496)	613,869	1,493,132	271,967
(2)The NEOs represented in columns (d) and (e) for each year reported are as follows:
2025: Ann M. Dennison, Brian C. Evanko, Nicole S. Jones. Everett Neville, Eric P. Palmer, and Noelle K. Eder
2024: Brian C. Evanko, Noelle K. Eder, Nicole S. Jones, and Eric P. Palmer
2023: Brian C. Evanko, Noelle K. Eder, Nicole S. Jones, and Eric P. Palmer
2022: Brian C. Evanko, Noelle K. Eder, Nicole S. Jones, and Eric P. Palmer
2021: Brian C. Evanko, Nicole S. Jones, Eric P. Palmer. Timothy Wentworth, and Matthew Manders
(3)Peer Group reflects published data for the S&P 500 Health Care Index.
(4)Reflects “Shareholders’ Net Income” per SEC requirements.
(5)For purposes of this section, we have identified adjusted income from operations, per share as our Company-Selected Measure, the calculation of which is described in our Annual Report on Form 10-K for the year ended December 31, 2025. Additional information regarding our use of non-GAAP measures and reconciliations to the most directly comparable GAAP measure can be found on Annex A.
Compensation Actually Paid Versus Company TSR and Peer Group TSR
Over the five-year period (2021–2025), the Company’s cumulative TSR grew by 44.5%. Over the same period, cumulative TSR for the S&P 500 Health Care Index grew by 48.4%. Over this same period, Compensation Actually Paid for the PEO and the average of other NEOs decreased by 5.6% and 48.3%, respectively. Over the five-year period, Mr. Cordani’s and the other NEOs’ Compensation Actually Paid amounts were generally aligned with the Company’s TSR as compared to the S&P 500 Health Care Index TSR. This is due primarily to the Company’s use of equity incentives, which are tied directly to the Company’s stock price and financial performance on an absolute basis and relative to its peers. In addition, 50% of an SPS award’s payout is aligned to relative TSR performance as compared to a custom peer group as described in the CD&A within the section titled “Executive Compensation Policies and Practices.” The average Compensation Actually Paid for the non-PEO NEOs was also impacted by forfeitures of equity awards by NEOs that did not serve as executive officers on December 31, 2025.
The graph below compares The Cigna Group cumulative TSR to the S&P 500 Index and the S&P 500 Health Care Index for the five-year period ended December 31, 2025, which we believe provides a more complete understanding of the Company’s market performance given the longer time horizon. The stock performance shown in the graph is not intended to forecast or be indicative of future performance.

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COMPENSATION MATTERS

Five-Year Cumulative Total Shareholder Return*
December 31, 2020 – December 31, 2025
$200
$100
$—
12/31/20
12/31/21
12/31/22
12/31/23
12/31/24
12/31/25
The Cigna Group
S&P 500
S&P 500 Health Care Index

*Assumes that the value of the investment in The Cigna Group common stock and each index was $100 on December 31, 2020 and that all dividends were reinvested.

Compensation Actually Paid Versus Net Income
Over the five-year period (2021–2025), the Company’s net income increased by approximately 11%. Over this same period, Compensation Actually Paid for the PEO and the average of other NEOs decreased by 5.6% and 48.3%, respectively. This is due to the following:
•the significant emphasis the Company places on equity incentives, which are more sensitive to absolute stock price performance and stock price performance relative to peers;
•the forfeiture of certain equity awards during 2025 by non-PEO NEOs who did not serve as executive officers on December 31, 2025; and
•the fact that the Company does not use year-over-year changes in net income to determine compensation levels or incentive plan payouts. Instead, adjusted income from operations and adjusted income from operations, per share have been the Company’s income measures of performance in its incentive plans and the Company’s most important performance measures for determining compensation.
Compensation Actually Paid Versus Adjusted Income from Operations per Share
Over the five-year period (2021–2025), the Company’s adjusted income from operations, per share grew by 45.7%. Over this same period, Compensation Actually Paid for the PEO and the average of other NEOs decreased by 5.6% and 48.3%, respectively. Similar to the discussion of the relationship between Compensation Actually Paid and Company/Peer Group TSR above, Mr. Cordani and other NEOs’ Compensation Actually Paid amounts were generally aligned with the Company’s adjusted income from operations, per share results over the five-year reporting period. Long-term goals tied to adjusted income from operations, per share account for 50% of each SPS award’s total payout. Final results for adjusted income from operations, per share in years 2021, 2022, 2023, and 2024 relative to internal goals established at the beginning of each SPS award’s performance measurement period contributed to the Compensation Actually Paid values for Mr. Cordani and other NEOs seen in 2025. The average Compensation Actually Paid for the non-PEO NEOs was also impacted by forfeitures of equity awards by NEOs that did not serve as executive officers on December 31, 2025.

108	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

COMPENSATION MATTERS
Most Important Measures in Determining FY2025 Compensation Actually Paid
The performance measures listed below represent the most important measures The Cigna Group used to determine NEO compensation for fiscal year 2025. The use of each measure is further described in the CD&A within the section titled “Elements of Compensation.”

Most Important Company Performance Measures

Adjusted Income from Operations	Adjusted Income from Operations, per Share
Adjusted Revenues	Customer & Patient Satisfaction
Growth in Specialty Pharmacy Prescriptions	Employee Engagement
Relative Total Shareholder Return

The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement	109

AUDIT MATTERS
Ratification of Appointment of Independent Registered Public Accounting Firm (Proposal 3)

The Board of Directors unanimously recommends that shareholders vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of The Cigna Group.

The Board’s Audit & Compliance Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm retained to audit the Company’s financial statements and internal controls over financial reporting. Oversight includes evaluating the qualifications, independence, and performance of the independent registered public accounting firm. The Audit & Compliance Committee approved the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of The Cigna Group for 2026. PricewaterhouseCoopers LLP has served as the Company’s independent registered public accounting firm since 1983. In conjunction with the mandated rotation of the audit firm’s lead engagement partner, the Chair of the Audit & Compliance Committee and the Chair of the Board are involved in the selection of PricewaterhouseCoopers LLP’s lead engagement partner.
The Audit & Compliance Committee and the Board believe that the continued retention of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders. As a matter of good corporate governance, the Board is seeking shareholder ratification of the appointment even though ratification is not legally required. If shareholders do not ratify this appointment, the Audit & Compliance Committee will reconsider PricewaterhouseCoopers’ appointment. Even if the selection is ratified, the Audit & Compliance Committee in its discretion may select a different independent registered public accounting firm at any time of the year if it determines that such a change would be in the best interests of the Company and its shareholders.
A representative from PricewaterhouseCoopers LLP is expected to attend the Annual Meeting, may make a statement, and will be available to respond to appropriate questions.

Policy for the Pre-Approval of Audit and Permissible Non-Audit Services
The Audit & Compliance Committee pre-approves the annual audit and quarterly review services engagement and all other audit, audit-related, and permissible non-audit services (which includes tax and other services as further described below) to be provided by the Company’s independent registered public accounting firm, including related fees. Pre-approval may be either specific or general and, in some cases, has been delegated to the Chair of the Audit & Compliance Committee, as described further below. Specifically:
•The Audit & Compliance Committee has oversight of fee negotiations with the independent registered public accounting firm.
•The Audit & Compliance Committee receives information on the audit, audit-related, and permissible non-audit services expected to be performed by the Company’s independent registered public accounting firm annually and pre-approves those services.
•The Audit & Compliance Committee has granted general pre-approval for certain audit, audit-related, and non-audit services that it has determined do not impair the independent registered public accounting firm’s independence, as specified in the pre-approval policy. Specific pre-approval of additional services below a certain amount are delegated to the Chair of the Audit & Compliance Committee, so long as the Committee is informed at its next meeting.

110	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

AUDIT MATTERS
•For additional services that arise during the calendar year that have not been pre-approved as described above, the Company’s General Auditor presents the additional services for review, consideration and approval by the Audit & Compliance Committee. At least quarterly, the Audit & Compliance Committee receives information about the fees and the types of services being performed by the independent registered public accounting firm.
Fees to Independent Registered Public Accounting Firm
The Audit & Compliance Committee reviewed and approved all professional services rendered to The Cigna Group by PricewaterhouseCoopers LLP consisting of the following:

	2025	2024

Audit Fees	$18,168,000	$18,128,000
Audit-Related Fees	$7,019,000	$6,439,000
Tax Fees	$354,000	$227,000
All Other Fees	$109,000	$170,000
TOTAL	$25,650,000	$24,964,000
Audit fees include the audit of our consolidated financial statements and the audit of our internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act; the review of quarterly financial statements; the performance of statutory and other subsidiary-related financial statement audits; issuance of consents for registration statement filings; and issuance of comfort letters for debt offerings.
Audit-related fees include assurance and related services that were reasonably related to the audit of annual financial statements but not reported under Audit Fees. Audit-related fees include employee benefit plan audits; internal control reviews (i.e., System and Organization Controls (SOC) Reporting); internal control readiness assessments; consultation and assessments concerning financial accounting and reporting standards; agreed-upon procedures; and regulatory filing examinations.
Tax fees include tax compliance, consultation and planning services, and an IRS section 162(m)(6) assessment.
All other fees include professional services rendered by PricewaterhouseCoopers LLP not reported in any other category and include pre-approved permissible advisory and other services.

The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement	111

AUDIT MATTERS
Report of the Audit & Compliance Committee
The Cigna Group maintains an independent Audit & Compliance Committee that operates under a written charter adopted by the Board of Directors. Our Board of Directors has determined that each of the members of the Audit & Compliance Committee is independent (as defined in the listing standards of the NYSE, SEC regulations, and The Cigna Group independence standards).
The Cigna Group management has primary responsibility for preparing The Cigna Group financial statements and establishing and maintaining financial reporting systems and internal controls. Management is also responsible for reporting on the effectiveness of The Cigna Group internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of The Cigna Group consolidated financial statements and issuing a report on these financial statements. The independent registered public accounting firm also is responsible for, among other things, issuing an attestation report on the effectiveness of The Cigna Group internal control over financial reporting based on its audit. As provided in the Audit & Compliance Committee’s charter, the Audit & Compliance Committee’s responsibilities include oversight of these processes. As part of its oversight responsibilities, the Audit & Compliance Committee meets periodically with The Cigna Group Chief Financial Officer, General Auditor, Chief Risk and Compliance Officer, Chief Accounting Officer, Chief Legal Officer, other members of management, and the independent registered public accounting firm, with and without management present, to discuss the adequacy and effectiveness of The Cigna Group internal controls and the quality of the financial reporting process.
In the performance of its oversight responsibilities, the Audit & Compliance Committee reviewed and discussed with The Cigna Group management the audited consolidated financial statements included in the Form 10-K and considered management’s view that the financial statements present fairly, in all material respects, the financial condition and results of operations of The Cigna Group; reviewed and discussed with The Cigna Group management and with the independent registered public accounting firm, PricewaterhouseCoopers LLP, the effectiveness of The Cigna Group internal control over financial reporting; discussed with PricewaterhouseCoopers LLP matters required to be discussed by the applicable requirements of the PCAOB and the SEC; discussed with PricewaterhouseCoopers LLP matters related to the conduct of its audit that are required to be communicated by auditors to audit committees and matters related to the fair presentation of The Cigna Group financial condition and results of operations, including critical accounting estimates and judgments; and received the required written disclosures and letter from PricewaterhouseCoopers LLP required by applicable requirements of the PCAOB regarding PricewaterhouseCoopers LLP’s communications with the Audit & Compliance Committee concerning independence. Based on these communications, the Audit & Compliance Committee discussed with PricewaterhouseCoopers LLP its independence.
Based on the review and discussions referred to above, the Audit & Compliance Committee recommended to the Board of Directors that such audited consolidated financial statements be included in The Cigna Group Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.

Audit & Compliance Committee

Kimberly A. Ross, Chair Neesha Hathi Michael J. Hennigan Donna F. Zarcone

112	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

SHAREHOLDER PROPOSALS
The following proposal has been submitted by John Chevedden for the reasons stated within the proposal. The Company will promptly provide the address of the shareholder and the number of shares owned upon request directed to the Office of the Corporate Secretary. The shareholder proposal will be voted on at our 2026 Annual Meeting if properly presented by the shareholder proponent or by a qualified representative on behalf of the shareholder proponent. We are presenting the proposal verbatim as it was submitted to us by the proponent, including incorporating revisions that were acceptable to us. The Company is not responsible for the contents of the proposal, and does not agree with many of the claims and assertions, as noted in our opposition statement. We have put a box around materials provided by the proponent so that readers can easily distinguish between materials provided by the proponent and materials provided by the Company. As described more fully in the statement in opposition, our Board of Directors unanimously recommends a vote AGAINST the shareholder proposal.

The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement	113

SHAREHOLDER PROPOSALS
Shareholder Proposal – Shareholder Right to Act by Written Consent

Proposal 4 – Shareholder Right to Act by Written Consent

Shareholders request that the board of directors take the necessary steps to permit written consent by the shareholders entitled to cast the minimum number of votes that would be necessary to authorize an action at a meeting at which all shareholders entitled to vote thereon were present and voting (without any discrimination or restriction based on length of stock ownership). This includes shareholder ability to initiate any appropriate topic for written consent.
Cigna shareholders have a particular need for the right to act by written consent because it is considerably more difficult than necessary for Cigna shareholders to call a special shareholder meeting. Delaware law considers it reasonable for 10% of shareholders to call a special meeting – yet Cigna made the threshold 25% of shareholders and then discriminated against Cigna shareholders who owned their stock for less than one continuous year by banishing them from this important shareholder right.
This proposal topic won outstanding 63% Cigna shareholder support at an earlier Cigna annual meeting without any special effort by the proponent and against the headwind of opposition from Cigna. And Cigna participated in the final wording of this proposal.
Acting by written consent is hardly ever used by shareholders but the main point of having a right to act by written consent is that it gives shareholders greater standing to engage effectively with management when Cigna underperforms.
Now could be a ripe time for this proposal since Cigna stock was at $340 in 2022 and at only $279 in late 2025 despite a robust stock market.
Plus there are challenging news reports regarding Cigna.
A federal court allowed a class-action lawsuit to proceed against Cigna charging that Cigna used the algorithm PxDx to automatically deny claims without review by a medical professional. The court found that Cigna's interpretation of plan terms was an "abuse of discretion."
Several medical associations, including the California Medical Association, criticized a new Cigna policy, “Evaluation and Management Coding Accuracy,” that would have allowed Cigna to automatically downgrade and reduce payment for certain medical claims. The California Medical Association warned that the policy created administrative burdens.
Cigna was sued for allegedly sharing patient medical information through the use of website tracking tools.
Cigna continued to face pressure from persistently high medical costs, particularly for specialty injectable drugs and behavioral health services. In its Q2 earnings call, Cigna said that it expects elevated cost trends to continue through 2025 and 2026. Cigna claims this applies to other companies too.
A 2025 Seeking Alpha article noted that Cigna's second-quarter weaknesses made the market nervous but overall Cigna remains healthy.
Please vote yes:
Shareholder Right to Act by Written Consent – Proposal 4

114	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

SHAREHOLDER PROPOSALS
Board of Directors’ Statement in Opposition to Proposal 4 – Shareholder Right to Act by Written Consent

The Board of Directors unanimously recommends that shareholders vote AGAINST Proposal 4 – Shareholder Right to Act by Written Consent.
Our Board strongly supports the principles that the Board should be accountable to all shareholders and that shareholders should be able to raise important matters. As such, we provide the right for shareholders holding 25% or more of our outstanding common stock to call a special meeting of shareholders. This right to call special meetings, together with the other governance practices and policies of our Board, including “proxy access” rights and our shareholder engagement program, provide appropriate means for accountability and to advance shareholder interests.
As noted in the supporting statement, in 2019, a shareholder proposal to permit shareholders to act by written consent received the support of a majority of shareholders. In response, management, at the request of the Corporate Governance Committee, undertook a robust shareholder outreach campaign, including feedback from holders of approximately 55% of the outstanding common stock, including 18 of the Company’s 25 largest shareholders at such time. Following this outreach, and in direct response to the shareholder feedback received, our Board amended the Company’s By-Laws to permit shareholders with net long ownership of 25% or more of our outstanding common stock to call special meetings. The proponent presented shareholders with another opportunity to consider the right to act by written consent at the 2021 Annual Meeting, which shareholders rejected in light of our governance structures, including the right of shareholders to call special meetings.
Our Board has carefully considered this shareholder proposal, the concerns expressed in response to the 2019 and 2021 written consent shareholder proposals, current market data, our current policies and practices that facilitate shareholders’ ability to communicate with and bring important matters to the Board and, for the reasons set forth below, unanimously recommends a vote AGAINST this proposal.
Cigna’s By-Laws permits shareholders holding 25% or more of our outstanding stock to call a special meeting. A special meeting provides for more transparent governance than action by written consent, which circumvents the protections of the shareholder meeting process and could disenfranchise our long-term shareholders.
The annual and special meeting process offers important procedural protections and advantages for shareholders that are absent from a written consent process. Shareholder meetings and votes take place on a specified date and time and with a specified agenda that is publicly announced well in advance, giving all interested shareholders adequate notice and a fair opportunity to consider proposed actions, express their views, and make an informed vote. Accurate and complete information about proposed actions is widely distributed in a proxy statement before the meeting, which promotes well‑informed voting decisions on the proposed actions. In addition, the Board is able to respond to the concerns raised by shareholders and analyze and provide a recommendation with respect to actions proposed to be taken at a shareholder meeting.
Unlike a shareholder meeting, the written consent process does not guarantee that all shareholders are informed of the proposed action beforehand or can participate in the decision. In contrast, adoption of this written consent proposal would make it possible for the holders of a simple majority of outstanding shares of The Cigna Group common stock, who may not all have long-term interests, to take significant corporate action without any prior notice to the Company, without allowing the Company to consider and respond to the concerns raised by shareholders, and without giving all shareholders an opportunity to consider all relevant information, deliberate, and vote on shareholder actions that may have important ramifications for The Cigna Group and all of its shareholders. The Board believes that all shareholders should have a voice in critical matters.
Additionally, a written consent process could lead various groups of shareholders to solicit written consents at the same time, potentially on a nearly continuous basis as different shareholder groups select their own special interest causes that may not be in the best long-term interests of all shareholders. These solicitations may be duplicative or conflicting. Addressing these solicitations would impose significant administrative and financial burdens on the Company without necessarily providing any corresponding benefit to shareholders.

The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement	115

SHAREHOLDER PROPOSALS
The ability to act by written consent is uncommon among public companies and rarely used, and its disadvantages outweigh its potential use.
Most other large public companies do not provide shareholders with the right to act by written consent. In fact, according to data collected by DealPointData as of March 1, 2026, approximately 70% the S&P 500 companies either do not provide shareholders the right to act by written consent or, like The Cigna Group, require that any such consent be unanimous.
The Cigna Group has several corporate governance policies and practices to protect the best interests of The Cigna Group and all our shareholders.
As discussed elsewhere in this Proxy Statement, the corporate governance policies and practices of The Cigna Group are continuously evolving, provide transparency, and afford all shareholders avenues to voice their opinions and encourage Board accountability and responsiveness. In addition to providing 25% or more shareholders with the ability to call special meetings, the Board’s accountability provisions and shareholder rights include:
•Annual election of directors: Since the 2018 Annual Meeting, all directors are elected annually.
•Board refreshment: Our Corporate Governance Committee engages in Board succession planning on an ongoing basis. Since our 2020 Annual Meeting of Shareholders, five directors have joined our Board, while six directors completed their service on our Board.
•Proxy access right: In 2017, following engagement with shareholders, The Cigna Group adopted a proxy access by-law, allowing shareholders to include their nominees in the Company’s proxy materials for election at annual meetings.
•Shareholder right to call special meetings: Our By-Laws permits shareholders holding 25% or more of our outstanding stock may to call a special meeting.
•Majority voting standard: In uncontested elections, The Cigna Group has a majority voting standard.
•No supermajority voting provisions: In 2018, our Board removed all supermajority voting provisions in The Cigna Group governing documents so shareholders can amend all charter and by-law provisions by the affirmative vote of a majority of the Company’s outstanding stock.
•No poison pill: The Cigna Group does not have a shareholders’ rights plan in place.
•Clawback policy: In 2023, The Cigna Group adopted a clawback policy that complies with the requirements of the Dodd-Frank Act, Rule 10D-1 of the Exchange Act, and NYSE Rule 303A.14, while keeping its pre-existing clawback policy in place.
In addition to these policies and practices, the Board and management have been proactive in their engagement with shareholders on Company performance, governance, executive compensation, and corporate responsibility topics. Our Corporate Secretary, Senior Vice President of Investor Relations, and representatives of The Cigna Group Office of the Corporate Secretary, Executive Compensation, and Corporate Impact teams conduct meetings to update investors and regularly convey feedback from those meetings to the Chair of the Board, our Lead Independent Director, and other members of the Board and management. Since the filing of the 2025 proxy statement, The Cigna Group invited holders of approximately 65% of our outstanding stock to engage with us on governance-related topics and engaged on governance-related topics with holders of approximately 42% of our outstanding stock.
Our engagement with shareholders continues to influence our policies and practices. As disclosed in “Corporate Governance Matters – Shareholder Engagement,” we have implemented several governance enhancements in recent years for which shareholders have expressed support in our engagement discussions, including the adoption of amendments to our By-Laws to provide for a proxy access right and the shareholder right to call a special meeting, and the elimination of supermajority voting provisions in our governing documents.
Summary
After careful consideration, our Board determined that the implementation of this proposal is not in the best interests of The Cigna Group or our shareholders. The current special meeting right and the Company’s other strong corporate governance practices, including its commitment to ongoing dialogue with its shareholders, provide an appropriate means to advance shareholder interests without potentially disenfranchising some shareholders. Accordingly, our Board unanimously recommends that shareholders vote AGAINST this proposal.

116	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

OWNERSHIP OF THE CIGNA GROUP COMMON STOCK
Stock Held by Directors, Nominees, and Executive Officers
The following table provides information as of January 30, 2026 about the amount of The Cigna Group common stock beneficially owned by each director, nominee, and executive officer named in the Summary Compensation Table, and the amount of The Cigna Group common stock beneficially owned by the directors, nominees, and executive officers as a group. In general, “beneficial ownership” includes those shares a director, nominee, or executive officer has the power to vote or transfer (even if another person is the record owner), and stock options that are exercisable as of January 30, 2026 or that may become exercisable within 60 days.

Name	Amount and Nature of Beneficial Ownership(1) (#)	Percentage of Class (%)

Non-Executive Directors and Nominees
Eric J. Foss(2)	35,276	*
Neesha Hathi	3,369	*
Michael J. Hennigan	568	*
George Kurian(2)	3,778	*
Kathleen M. Mazzarella	6,109	*
Mark B. McClellan, M.D., Ph.D.	6,109	*
Philip O. Ozuah, M.D., Ph.D.	1,801
Kimberly Ross	4,512	*
Eric C. Wiseman(2)	4,739	*
Donna F. Zarcone(2)	15,442	*
Named Executive Officers
David M. Cordani	1,204,028	*
Ann M. Dennison	8,464	*
Brian C. Evanko	167,014	*
Nicole S. Jones	104,223	*
Everett Neville	20,312	*
Eric P. Palmer	71,366	*
Noelle K. Eder	0	*
All Directors, Nominees, and Executive Officers as a group including those named above (18 persons)	1,665,258	0.6%
* Less than 1% of the outstanding common stock.

The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement	117

OWNERSHIP OF THE CIGNA GROUP COMMON STOCK
None of the shares reported are pledged as security.
(1)Includes, in addition to wholly owned shares held on January 30, 2026:
•13,500 vested restricted stock units that settle in common stock upon separation of service held by Ms. Zarcone.
•Shares acquirable within 60 days of January 30, 2026 by exercising stock options in the amount of 558,359 for Mr. Cordani; 5,544 for Ms. Dennison; 107,594 for Mr. Evanko; 70,331 for Ms. Jones; 14,201 for Mr. Neville; 39,194 for Mr. Palmer; and an aggregate of 3,325 for other executive officers.
•157,935 shares held in family trusts where Mr. Cordani’s spouse is the trustee and over which Mr. Cordani may be deemed to share voting and investment power; 16,188 shares held in a family trust where Mr. Evanko’s spouse is the trustee and over which Mr. Evanko may be deemed to share voting and investment power; and 1,125 shares held in a family trust where Mr. Palmer’s spouse is the trustee and over which Mr. Palmer may be deemed to share voting and investment power.
•Holdings in The Cigna Group stock fund of The Cigna Group 401(k) Plan in the amount of 1,792 for Mr. Cordani; 909 for Mr. Evanko; and 1,434 for Ms. Jones.
•Shares paid upon the vesting of the 2023–2025 SPS program in the amount of 23,788 for Mr. Cordani; 6,428 for Mr. Evanko; 4,133 for Ms. Jones; 2,602 for Mr. Neville; 5,985 for Mr. Palmer; and an aggregate of 499 for other executive officers.
(2)The table below details, as of January 30, 2026, certain other securities, the value of which is directly tied to the value of The Cigna Group stock as described in “Non-Employee Director Compensation – Director Ownership.” Under SEC rules, shares underlying deferred common stock and hypothetical shares of common stock are not considered beneficially owned and are therefore not included in the table.

Name	Deferred Common Stock (#)	Hypothetical Shares of Common Stock (#)

Eric Foss	638	0
George Kurian	0	1,700
Eric C. Wiseman	18,419	8,446
Donna F. Zarcone	11,293	3,059
Additional Information About Stock Held by Directors, Nominees, and Executive Officers
Directors, director nominees, and executive officers as a group beneficially own approximately 0.6% of the outstanding common stock, based on 263,528,277 shares of common stock outstanding on January 30, 2026.
On January 30, 2026, The Cigna Group stock fund of The Cigna Group 401(k) Plan held a total of 2,762,976 shares, or approximately 1.0% of the outstanding common stock on that date. The Company’s Retirement Plan Committee determines how the shares held in the stock fund will be voted only to the extent individual participants do not give voting instructions.
The directors, nominees, and executive officers control the voting and investment of all shares of common stock they own beneficially.

118	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

OWNERSHIP OF THE CIGNA GROUP COMMON STOCK
Stock Held by Certain Beneficial Owners
The following table and notes provide information about beneficial owners of more than five percent of The Cigna Group common stock. The percentage of class reported in the table below is based on 263,528,277 shares of The Cigna Group common stock outstanding as of January 30, 2026.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (#)	Percentage of Class (%)

The Vanguard Group(1) 100 Vanguard Blvd. Malvern, PA 19355	26,445,689	10.0%
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	19,941,446	7.6%
(1)Based on information as of February 27, 2026 contained in an amended Schedule 13G filed with the SEC on March 5, 2026 by The Vanguard Group. The amended Schedule 13G indicates that The Vanguard Group has shared voting power with respect to 2,785,837 shares; and shared dispositive power with respect to 26,445,689 shares.
(2)Based on information as of March 31, 2025 contained in an amended Schedule 13G filed with the SEC on April 24, 2025 by BlackRock, Inc. The amended Schedule 13G indicates that BlackRock, Inc. has sole voting power with respect to 17,554,346 shares and sole dispositive power with respect to 19,941,446 shares.

The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement	119

ANNUAL MEETING INFORMATION
Questions and Answers About the Proxy Materials
Why did I receive proxy materials? What is included in the proxy materials?
The Cigna Group Board of Directors is soliciting your proxy to vote at the 2026 Annual Meeting of Shareholders. You received proxy materials because you owned shares of The Cigna Group common stock at the close of business on February 23, 2026, the record date, and that entitles you to vote at the Annual Meeting.
Proxy materials include the notice of Annual Meeting of Shareholders, this Proxy Statement, and our annual report on Form 10-K for the year ended December 31, 2025. If you received paper copies, the proxy materials also include a proxy card or voting instruction form. The Proxy Statement describes the matters to be voted on at the Annual Meeting of Shareholders, and provides information about The Cigna Group that are being disclosed under Securities and Exchange Commission regulations when we solicit your proxy.
Your proxy will authorize specified persons, each of whom also is referred to as a proxy, to vote on your behalf at the Annual Meeting. By use of a proxy, you can vote whether or not you attend the meeting.
Why did I receive a “Notice of Internet Availability of Proxy Materials” instead of printed copies of the proxy statement and annual report?
The Cigna Group has elected to take advantage of the SEC rule that allows us to furnish proxy materials to you online. On March 13, 2026, we mailed to shareholders a notice of the internet availability of proxy materials containing instructions on how to access our proxy materials online. We believe electronic delivery will lower costs and reduce the environmental impact of our Annual Meeting because we will print and mail fewer full sets of materials.
You may instead request to receive printed proxy materials by following the instructions contained in the notice of internet availability. You also may contact The
Cigna Group Shareholder Services. Written requests should be directed to Shareholder Services, The Cigna Group, Two Liberty Place, 1601 Chestnut Street, Philadelphia, PA 19192-1550. You may also contact Shareholder Services at 215.761.3516 or shareholderservices@TheCignaGroup.com.
How can I get electronic access to the proxy materials and ask questions in advance of the meeting?
The proxy materials are available for viewing at www.proxyvote.com. The notice of internet availability of proxy materials also provides instructions on how to:
•view our proxy materials on the internet;
•vote your shares after you have viewed the proxy materials; and
•select a future delivery preference of paper or electronic copies of the proxy materials.
For shareholders who received a printed copy of our materials, you may choose to receive proxy materials electronically in the future. If you choose to do so, you will receive an email with instructions containing electronic links to the proxy materials for next year’s annual meeting and the proxy voting site.
If you hold your shares through a bank, a broker, or other custodian and received paper copies, you also may have the opportunity to receive the proxy materials electronically. Please check the information contained in the documents provided to you by your bank, a broker, or other custodian.
We encourage you to take advantage of the availability of the proxy materials electronically to help reduce the environmental impact of the Annual Meeting.
Just like we encourage you to vote in advance, we also encourage you to submit questions in advance of the Annual Meeting by April 17, 2026 at www.proxyvote.com after logging in with your control number.

120	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

ANNUAL MEETING INFORMATION
Questions and Answers About the Annual Meeting and Voting
What am I voting on at the Annual Meeting?

Management Proposal		Board Recommendation	More Information

1	Election of twelve director nominees named in this Proxy Statement	Vote FOR each of the nominees	Page 13
2	Advisory approval of executive compensation	Vote FOR	Page 54
3	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026	Vote FOR	Page 110

Shareholder Proposal		Board Recommendation	More Information

4	Shareholder right to act by written consent	Vote AGAINST	Page 114
Could other matters be decided at the Annual Meeting?
We are not aware of any other matters that will be presented and voted upon at the Annual Meeting. The proxies named will have discretionary authority, to the extent permitted by law, to decide how to vote on other matters that may come before the Annual Meeting.
How many votes can be cast by all shareholders?
Each share of The Cigna Group common stock is entitled to one vote on each of the twelve director nominees named in this Proxy Statement and one vote on each of the other matters properly presented at the Annual Meeting. We had 263,660,761 shares of common stock outstanding and entitled to vote as of the close of business on February 23, 2026.
How many votes must be present to hold the Annual Meeting?
At least two-fifths of the issued and outstanding shares entitled to vote, or 105,464,304 shares, present in person or by proxy, are needed for a quorum to hold the Annual Meeting. Abstentions and broker non-votes (discussed below) are included in determining whether a quorum is present. We urge you to vote by proxy even if you plan to attend the Annual Meeting. This will help us know that enough votes will be present to hold the meeting.
How many votes are needed to approve each proposal? How do abstentions or broker non-votes affect the voting results?
The following table summarizes the vote threshold required for approval of each proposal and the effect on the outcome of abstentions and uninstructed shares held by brokers (referred to as broker non-votes when applicable). When a beneficial owner does not provide voting instructions to the institution that holds the shares in street name, brokers may not vote those shares in matters deemed non-routine. Only Proposal 3 is a routine matter.

The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement	121

ANNUAL MEETING INFORMATION

Management Proposal / Item		Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes

1	Election of twelve director nominees named in this Proxy Statement	Majority of votes cast	No effect	Not voted/No effect
2	Advisory approval of executive compensation	Majority of shares present and entitled to vote on the subject matter	Counted “against”	Not voted/No effect
3	Ratification of the appointment of the appointment of independent auditor	Majority of shares present and entitled to vote on the subject matter	Counted “against”	No broker non-votes; shares are voted by brokers in their discretion

Shareholder Proposal / Item		Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes

4	Shareholder right to act by written consent	Majority of shares present and entitled to vote on the subject matter	Counted “against”	Not voted/No effect
Signed but unmarked proxy cards will be voted “for” Proposals 1, 2, and 3 and “against” Proposal 4. Shares held by The Cigna Group stock fund of The Cigna Group 401(k) Plan that are not voted in a timely or proper manner will be voted by the plan trustees as instructed by The Cigna Group Retirement Plan Committee.
How do I vote if I own shares as a record holder?
If your name is registered on The Cigna Group shareholder records as the owner of shares, you are the “record holder.” This may include shares held at Computershare prior to October 2014 from restricted stock that has vested, shares acquired through an option exercise, and shares issued in settlement of SPS awards. If you hold shares as a record holder, there are four ways that you can vote your shares.
Over the internet. Vote at www.proxyvote.com in advance of the meeting. The internet voting system is available 24 hours a day until 11:59 p.m. Eastern Time on Tuesday, April 21, 2026. Once you enter the internet voting system, you can record and confirm (or change) your voting instructions.
By telephone. Use the telephone number shown on your proxy card. The telephone voting system is available 24 hours a day in the United States until 11:59 p.m. Eastern Time on Tuesday, April 21, 2026. Once you enter the telephone voting system, a series of prompts will tell you how to record and confirm (or change) your voting instructions.
By mail. If you received a proxy card, mark your voting instructions on the card and sign, date, and return it in the postage-paid envelope provided. If you received only a notice of internet availability but want to vote by mail, the notice includes instructions on how to request a paper proxy card. For your mailed proxy card to be counted, we must receive it before 11:00 a.m. Eastern Time on Wednesday, April 22, 2026.
At the meeting. To vote during the Annual Meeting, visit www.virtualshareholdermeeting.com/CI2026 and enter the 16-digit control number included in your notice of internet availability of proxy materials or proxy card.
Please note that you cannot vote using the notice of internet availability of proxy materials. The notice identifies the items of business and describes how access the site in order to vote, but you cannot vote by marking the notice and returning it.
How do I vote if my shares are held by a bank, broker, or custodian (including a Fidelity brokerage account)?
If your shares are held by a bank, broker, or other custodian (commonly referred to as shares held “in street name”), the holder of your shares will provide you with a copy of the proxy materials and a voting instruction form, and directions on how to provide voting instructions to them. These directions may allow you to vote via the internet or by telephone. Unless you provide voting instructions, your shares may not be voted on any matter except for the ratification of the appointment of our independent auditors (Proposal 3). To ensure that your shares are counted in each of the other matters, we encourage you to provide instructions on how to vote your shares.

122	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

ANNUAL MEETING INFORMATION
To vote during the Annual Meeting, visit www.virtualshareholdermeeting.com/CI2026 and enter the 16-digit control number included on your voting instruction form. If you have questions about your control number, please contact your bank, broker, or other custodian.
How do I vote if my The Cigna Group shares are held by Fidelity in an employee stock account?
Employee stock accounts maintained by Fidelity include unvested restricted stock that is votable if held on the record date. You should follow the rules above for voting shares held as a record holder.
How do I vote shares held in The Cigna Group stock fund of The Cigna Group 401(k) Plan?
If you have money invested in The Cigna Group stock fund of The Cigna Group 401(k) Plan, you may provide voting instructions as to the number of shares allocated to your account on the record date. However, you have an earlier deadline for submitting voting instructions. Your voting instructions must be received by 11:59 p.m. Eastern Time on Thursday, April 16, 2026. You may vote via the internet, by telephone, or by mail (as described above), but you may not vote shares allocated to your 401(k) accounts in person at the Annual Meeting. Instead, the plan trustees will vote such shares in accordance with your voting instructions if they are received in a timely manner. If you do not send voting instructions by the April 16, 2026 deadline, you do not vote at all, or if you return your proxy card with unclear voting instructions or no voting instructions, the plan trustees will vote those shares allocated to your 401(k) account as instructed by The Cigna Group Retirement Plan Committee. Your voting instructions will be kept confidential under the terms of the plan.
Shares allocated to your 401(k) account, shares held in an employee stock account with Fidelity, or shares held at Computershare may be aggregated on one proxy card. Please note that if voting instructions are submitted after 11:59 p.m. Eastern Time on Thursday, April 16, 2026, your vote will be counted for any shares held in your employee stock account at Fidelity or Computershare but not with respect to shares allocated to your 401(k) account.
What should I do if I receive more than one set of proxy materials?
You may receive more than one set of proxy materials if your shares are registered differently or are in more than one account. Please provide voting instructions for all of the notices and proxy and voting instruction cards you receive.
Can I change my vote?
Yes. If you are a record holder, you may:
•Enter new instructions by telephone or internet voting before 11:59 p.m. Eastern Time on Tuesday, April 21, 2026.
•Send a new proxy card with a later date than the card submitted earlier. We must receive your new proxy card before 11:00 a.m. Eastern Time on Wednesday, April 22, 2026.
•Write to the Corporate Secretary at the address listed below. Your letter should contain the name in which your shares are registered, the date of the proxy you wish to revoke or change, your new voting instructions, if applicable, and your signature. Your letter must be received by the Corporate Secretary before 11:00 a.m. Eastern Time on Wednesday, April 22, 2026.
•Vote during the Annual Meeting, which will automatically revoke any proxy previously given.
If you hold your shares in street name, you may:
•Submit new voting instructions in the manner provided by your bank, broker, or other custodian; or
•Vote during the Annual Meeting, which will automatically revoke any proxy previously given.
Written notices of revocation and other communications about revoking The Cigna Group proxies should be addressed to the Office of the Corporate Secretary, The Cigna Group, Two Liberty Place, 1601 Chestnut Street, Philadelphia, Pennsylvania 19192-1550.
Who will count the votes? Is my vote confidential?
Broadridge Financial Services will serve as the Inspector of Election for the Annual Meeting. The Inspector of Election will determine the number of shares outstanding, the shares represented at the Annual Meeting, the existence of a quorum, and the validity of proxies and ballots, and will count all votes and ballots.
All votes are confidential, except as otherwise required by law, in contested Board elections, or certain other limited circumstances.

The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement	123

ANNUAL MEETING INFORMATION
Can I attend the Annual Meeting? How can I participate in the meeting online?
The Annual Meeting will be held in a virtual format only. You are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on February 23, 2026, or hold a valid proxy for the meeting. Shareholders who attend virtually will be afforded the same rights and opportunities to participate as they would at an in-person meeting. Accordingly, as shareholders, you will be able to listen, submit your questions, and vote your shares online regardless of location.
To attend, vote, and submit questions during the Annual Meeting, visit www.virtualshareholdermeeting.com/CI2026 and enter the 16-digit control number included in your notice of internet availability of proxy materials, voting instruction form, or proxy card. Online access to the meeting will open approximately 15 minutes prior to the start of the Annual Meeting.
We will answer questions from shareholders during the Annual Meeting. Just like we encourage you to vote in advance, we also encourage you to submit questions in advance of the Annual Meeting at www.proxyvote.com after logging in with your control number.
The Company will provide rules of conduct, which can be obtained at www.proxyvote.com after logging in with your unique 16-digit control number provided on your notice of internet availability of proxy materials, your proxy card, or your voting instruction form that accompanied your proxy materials. The rules of conduct will be strictly adhered to during the Annual Meeting.
If you have any questions about www.proxyvote.com or your control number, please contact the bank, the broker, or other organization that holds your shares.
If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting log-in page. Technical support will be available starting 15 minutes prior to the meeting.
Whether or not you expect to attend the Annual Meeting virtually, please vote your shares in one of the ways described in this Proxy Statement as promptly as possible.
No recording of the Annual Meeting is allowed, including audio and video recording.
Who pays for the proxy solicitation and how will The Cigna Group solicit votes?
The Cigna Group pays the cost of preparing our proxy materials and soliciting your vote. Proxies may be solicited on our behalf by our directors, officers, employees, and agents by telephone, electronic or facsimile transmission, or in person. We will enlist the help of banks and brokerage houses in soliciting proxies from their customers and reimburse them for their related out-of-pocket expenses. In addition, we have engaged Innisfree M&A Incorporated to assist in soliciting proxies. The Cigna Group will pay Innisfree M&A Incorporated a fee of approximately $25,000 plus reasonable out-of-pocket expenses.
Where can I find the voting results of the Annual Meeting?
We will publish the voting results of the Annual Meeting on a Current Report on Form 8-K filed with the SEC within four business days following the end of our Annual Meeting.
How can I communicate with the Board of Directors?
Shareholders and interested parties may contact the Board of Directors, the Chair of the Board, the independent directors as a group, or specific individual directors by submitting an email to DirectorAccessMailbox@TheCignaGroup.com. Shareholders and interested parties also may send written correspondence to Director Access, Attention: Office of the Corporate Secretary. If you would like to recommend candidates for Board membership, you can submit a written recommendation, including the name and other pertinent information for the nominee, to the Office of the Corporate Secretary. Correspondence may be sent to the Office of the Corporate Secretary, The Cigna Group, Two Liberty Place, 1601 Chestnut Street, Philadelphia, PA 19192-1550 or via email to OCS@TheCignaGroup.com. Nominations may only be made by following the requirements in the Company’s governing documents.
The Office of the Corporate Secretary reviews correspondence received and will filter advertisements, solicitations, spam, and other such items not related to a director’s duties and responsibilities. Communications addressed to individual directors at the director address will be submitted to such individual directors. Communications addressed to the Board may, at our discretion, be shared with members of our management. Concerns related to accounting, internal controls, or auditing matters are handled in accordance with procedures established by the Audit & Compliance Committee with respect to such matters.

124	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

ANNUAL MEETING INFORMATION
How does a shareholder submit a proposal or nomination of a director candidate for the 2027 Annual Meeting?
Proposals
If you intend to submit a proposal to be included in next year’s proxy statement pursuant to SEC Rule 14a-8, the Corporate Secretary must receive your proposal on or before November 13, 2026. Submitting a shareholder proposal does not guarantee that The Cigna Group will include the proposal in the proxy statement if the proposal does not satisfy the SEC’s rules.
If you want to present your proposal at the 2027 Annual Meeting but are not proposing it pursuant to SEC Rule 14a-8, the Corporate Secretary must receive your proposal no earlier than December 23, 2026, and no later than the close of business on January 22, 2027, and it must satisfy the requirements set forth in Article II, Section 12 of The Cigna Group By-Laws. If, however, the 2027 Annual Meeting is not within 30 days before or 60 days after the anniversary of this Annual Meeting, we must receive such notice no earlier than the 120th day prior to such meeting and no later than the close of business on the later of the 90th day prior to such meeting and the 10th day following the public announcement of the meeting date.
Director Nominations
The Board has implemented a proxy access provision in our By-Laws that allows a shareholder or group of up to 20 shareholders owning in aggregate three percent or more of our outstanding common stock continuously for at least three years to nominate and include in our proxy materials director nominees constituting up to 20% of the number of directors in office or two nominees, whichever is greater, provided the shareholder(s) and nominee(s) satisfy the requirements in our By-Laws. If a shareholder or group of shareholders wishes to nominate one or more director candidates to be included in the Company’s proxy statement for the 2027 annual meeting of shareholders pursuant to the proxy access provisions in Article II, Section 13 of our By-Laws, we must receive proper written notice of any such nomination no earlier than October 14, 2026 and no later than the close of business on November 13, 2026, and the nomination must otherwise comply with our By-Laws. If, however, the 2027 annual meeting is not within 30 days before or 60 days after the anniversary of this Annual Meeting, we must receive such notice no earlier than the close of business on the 120th day prior to such meeting and no later than the close of business on the later of the 90th day prior to such meeting and the 10th day following the public announcement of the meeting date.
If you would like to otherwise nominate a candidate for director at the 2027 Annual Meeting, the Corporate Secretary must receive your notice no earlier than the close of business on December 23, 2026, and no later than the close of business on January 22, 2027, and it must satisfy the requirements set forth in Article II, Section 11 of The Cigna Group By-Laws, including the informational requirements related to Rule 14a-19. If, however, the 2027 Annual Meeting is not within 30 days before or 60 days after the anniversary of this Annual Meeting, we must receive such notice no earlier than the close of business on the 120th day prior to such meeting and no later than the close of business on the later of the 90th day prior to such meeting and the 10th day following the public announcement of the meeting date.
Correspondence to the Corporate Secretary may be addressed to Corporate Secretary, The Cigna Group, Two Liberty Place, 1601 Chestnut Street, Philadelphia, PA 19192-1550 or via email at OCS@The CignaGroup.com.
Can shareholders call a special meeting?
Holders of at least a 25% net long ownership interest in The Cigna Group outstanding common stock can request the Company to call a special meeting. To qualify for the right to request a special meeting, the required net long ownership interest must have been held continuously for at least one year prior to the date of the special meeting request. The right to call a special meeting is subject to specified information, timing, and other requirements set forth in our By-Laws that are intended to ensure that shareholders receive adequate information in connection with a special meeting and avoid the unnecessary use of resources that would result from holding multiple shareholder meetings in a short time period.
Shareholders may nominate persons for election to the Board of Directors at a special meeting at which directors are to be elected by following the procedures set forth in The Cigna Group By-Laws. We must receive proper written notice of any such nomination no earlier than the close of business on the 120th day prior to such meeting and no later than the close of business on the later of the 90th day prior to such meeting and the 10th day following the public announcement of the meeting date.

The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement	125

ANNUAL MEETING INFORMATION
How do I obtain copies of The Cigna Group corporate governance and other company documents?
The Guidelines, committee charters, and The Cigna Group Code of Ethics and the Director Code of Business Conduct and Ethics are posted at https://www.thecignagroup.com/our-impact/esg/healthy-company/corporate-governance. In addition, these documents are available in print to any shareholder who submits a written request to the Corporate Secretary at the address listed above.
The Company’s filings with the SEC, including its annual report on Form 10-K, are available through www.sec.gov.
If you are a shareholder and did not receive an individual copy of this year’s Proxy Statement, annual report, or notice of internet availability of proxy materials, we will send a copy to you if you address a written request to Shareholder Services, The Cigna Group, Two Liberty Place, 1601 Chestnut Street, Philadelphia, PA 19192-1550. You may also contact Shareholder Services at 215.761.3516 or shareholderservices@TheCignaGroup.com.
What is householding and how does it affect me?
If you and other residents at your mailing address own shares of The Cigna Group stock in “street name,” your broker or bank may have notified you that your household will receive only one proxy statement and annual report or notice of internet availability of proxy materials, but each shareholder who resides at your address will receive a separate proxy card or voting instruction form. This practice is known as “householding.” Unless you responded that you did not want to participate in householding, you may have been deemed to have consented to the process. Householding benefits both you and The Cigna Group because it reduces the volume of duplicate information received at your household and helps The Cigna Group reduce expenses and conserve natural resources.
If you would like to receive your own set of The Cigna Group proxy statement and annual report or your own notice of internet availability of proxy materials in the future, or if you share an address with another The Cigna Group shareholder and together both of you would like to receive only a single set of The Cigna Group’s proxy materials, please notify your broker or bank. If you are a record holder, please contact Broadridge Financial Services by mail at 51 Mercedes Way, Edgewood, New York, 11717 or by calling 866.540.7095.

Forward-Looking Statements
This proxy statement, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on The Cigna Group current expectations and projections about future trends, events, and uncertainties. These statements are not historical facts. Forward-looking statements may include, among others, statements concerning our commitments to our customers and patients; our strategy, including our ability to successfully implement actions across our businesses to strengthen our platform and build a more sustainable model for healthcare; our ability to deliver on our adjusted income from operations, operating cash flow and long-term average annual adjusted earnings per share growth outlook and targets; our ability to deliver attractive value creation and sustained growth; and our corporate impact, human capital management and risk oversight initiatives. You may identify forward-looking statements by the use of words such as "believe," "expect," "project," "plan," "intend," "anticipate," "estimate," "predict," "potential," "may," "should," "will" or other words or expressions of similar meaning, although not all forward-looking statements contain such terms.
Forward-looking statements are subject to risks and uncertainties, both known and unknown, that could cause actual results to differ materially from those expressed or implied in forward-looking statements. The discussions in our Annual Report on Form 10-K for the year ended December 31, 2025, including the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections therein, as such discussions may be updated from time to time in our periodic filings with the Securities and Exchange Commission, include both expanded discussion of these factors and additional risk factors and uncertainties that could affect the matters discussed in the forward-looking statements. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance or results, and are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. The Cigna Group undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

126	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

ANNEX A
Adjusted Income from Operations
Adjusted income (loss) from operations is a principal financial measure of profitability used by The Cigna Group management because it presents the underlying results of operations of The Cigna Group businesses and facilitates analysis of trends in underlying revenue, expenses, and shareholders’ net income. Consolidated adjusted income (loss) from operations is not determined in accordance with GAAP and should not be viewed as a substitute for the most directly comparable GAAP measure, shareholders’ net income.
Adjusted income (loss) from operations is defined as shareholders’ net income (or income (loss) before income taxes less pre-tax income (loss) attributable to noncontrolling interests for the segment metric) excluding net investment gains/losses, amortization of acquired intangible assets, and special items. The Cigna Group’s share of certain investment results of its joint ventures reported in the Cigna Healthcare segment using the equity method of accounting are also excluded. Special items are matters that management believes are not representative of the underlying results of operations due to their nature or size. Special items are described in our Annual Report on Form 10-K for the year ended December 31, 2025. Adjusted income (loss) from operations is measured on an after-tax basis for consolidated results and on a pre-tax basis for segment results.

Consolidated Adjusted Income from Operations Reconciliation (dollars in millions)
Year Ended December 31,	2025		2024		2023
	Pre-tax	After-tax	Pre-tax	After-tax	Pre-tax	After-tax

Shareholders’ net income		$5,957		$3,434		$5,164
Adjustments to reconcile to adjusted income from operations:
Net investment (gains) losses	$(225)	(90)	$2,533	2,529	$135	114
Amortization of acquired intangible assets	1,743	1,325	1,703	1,347	1,819	1,413
Special items	1,046	822	433	431	1,997	757
Adjusted income from operations		$8,014		$7,741		$7,448

Consolidated Adjusted Income from Operations Per Share Reconciliation
Year Ended December 31,	2025		2024		2023
	Pre-tax	After-tax	Pre-tax	After-tax	Pre-tax	After-tax

Shareholders’ net income		$22.18		$12.12		$17.39
Adjustments to reconcile to adjusted income from operations:
Net investment (gains) losses	$(0.84)	(0.34)	$8.95	8.93	$0.45	0.38
Amortization of acquired intangible assets	6.50	4.94	6.01	4.76	6.13	4.77
Special items	3.89	3.06	1.53	1.52	6.73	2.55
Adjusted income from operations		$29.84		$27.33		$25.09

The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement	A-1

ANNEX A

Pre-Tax Adjusted Income (Loss) from Operations by Segment Reconciliation (dollars in millions)
Year Ended December 31,	2025	2024	2023

Evernorth Health Services	$7,221	$7,001	$6,442
Cigna Healthcare	4,153	4,229	4,478
Other Operations	89	(9)	96
Corporate, net of eliminations	(1,593)	(1,688)	(1,698)
Consolidated pre-tax adjusted income from operations	9,870	9,533	9,318
Income attributable to noncontrolling interests	475	405	146
Net investment gains (losses)	225	(2,533)	(135)
Amortization of acquired intangible assets	(1,743)	(1,703)	(1,819)
Special items	(1,046)	(433)	(1,997)
Income before income taxes	$7,781	$5,269	$5,513
Adjusted Revenues
Adjusted revenues is not determined in accordance with GAAP and should not be viewed as a substitute for the most directly comparable GAAP measure, total revenues. Adjusted revenues is used by The Cigna Group’s management because it facilitates analysis of trends in underlying revenue. The Company defines adjusted revenues as total revenues excluding the following adjustments: special items and The Cigna Group’s share of certain investment results of its joint ventures reported in the Cigna Healthcare segment using the equity method of accounting. Special items are matters that management believes are not representative of the underlying results of operations due to their nature or size. We exclude these items from this measure because management believes they are not indicative of past or future underlying performance of the business.

Total Revenues Reconciliation (dollars in millions)
Year Ended December 31,	2025	2024	2023

Total revenues	$274,900	$247,121	$195,265
Net investment results from certain equity method investments	(249)	(204)	57
Special item related to impairment of dividend receivable	—	182	—
Adjusted revenues	$274,651	$247,099	$195,322

Adjusted Revenues by Segment Reconciliation (dollars in millions)
Year Ended December 31,	2025	2024	2023

Evernorth Health Services	$234,953	$202,155	$153,499
Cigna Healthcare	47,163	52,914	51,205
Other Operations	674	828	596
Corporate, net of eliminations	(8,139)	(8,798)	(9,978)
Adjusted revenues	$274,651	$247,099	$195,322

A-2	The Cigna Group | 2026 Notice of Annual Meeting of Shareholders and Proxy Statement

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THE CIGNA GROUP
C/O PROXY SERVICES
P.O. BOX 9142
FARMINGDALE, NY 11735

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your Notice of Internet Availability of Proxy Materials or proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CI2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your Notice of Internet Availability of Proxy Materials or proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V83624-P42812-Z91840

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE CIGNA GROUP

The Board recommends a vote FOR each of the director nominees named in Proposal 1 and FOR Proposals 2 and 3.

1. Election of Directors:	For	Against	Abstain
1a. David M. Cordani	☐	☐	☐
1b. Brian C. Evanko	☐	☐	☐
1c. Eric J. Foss	☐	☐	☐
1d. Neesha Hathi	☐	☐	☐
1e. Michael J. Hennigan	☐	☐	☐
1f. George Kurian	☐	☐	☐
1g. Kathleen M. Mazzarella	☐	☐	☐
1h. Mark B. McClellan, M.D., Ph.D.	☐	☐	☐
1i. Philip O. Ozuah, M.D., Ph.D.	☐	☐	☐
1j. Kimberly A. Ross	☐	☐	☐
1k. Eric C. Wiseman	☐	☐	☐
1l. Donna F. Zarcone	☐	☐	☐

The Board recommends a vote AGAINST Proposal 4.

	For	Against	Abstain
4. Shareholder Proposal — Shareholder Right to Act by Written Consent	☐	☐	☐

Note: Such other business as may properly come before the meeting or any postponements or adjournments thereof

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V83625-P42812-Z91840

The Cigna Group
Annual Meeting of Shareholders
April 22, 2026 11:00 a.m., Eastern Time
This proxy is solicited by the Board of Directors.

The undersigned shareholder(s) of The Cigna Group hereby appoint(s) Andrea L. Nelson and Jill Stadelman, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side, all of the shares of common stock of The Cigna Group that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:00 a.m. Eastern Time on April 22, 2026, virtually at www.virtualshareholdermeeting.com/CI2026, and any adjournment or postponement thereof and, in their discretion, to vote such shares upon such other matters as may properly come before such Annual Meeting, with all powers that the undersigned would possess if personally present at the meeting.

If the undersigned has voting rights with respect to shares of The Cigna Group common stock under The Cigna Group 401(k) Plan, the undersigned hereby directs the trustee of The Cigna Group 401(k) Plan to vote shares equal to the number of shares allocated to the undersigned's account under the plan in accordance with the instructions given herein. If the trustee does not receive instructions by 11:59 p.m. Eastern Time on Thursday, April 16, 2026, the trustee will vote such shares in the manner directed by the Company's Retirement Plan Committee.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. This proxy will be voted in the discretion of the proxies with respect to such other business as may properly come before the Annual Meeting.

Your vote is important. Please validate your vote by signing your proxy card on the reverse side.